UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/20

Item 1.	Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended April 30, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the target range for the federal funds rate in October for the third time during 2019, held the rate unchanged through February 2020. However, given larger economic risks posed by the pandemic, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, resulting in a target range of 0.00%–0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

U.S. equities advanced strongly during most of the reporting period, aided by steady economic growth, easing trade tensions and supportive monetary policy. However, a sharp selloff began in late February 2020 amid fears of a global economic slowdown due to the COVID-19 pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. In this environment, U.S. stocks, as measured by the Standard & Poor’s® 500 Index, posted a marginally positive total return for the 12-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500®), posted a modest total return during the 12 months under review. Equities advanced strongly during most of the reporting period, aided by relatively steady economic growth, easing trade tensions and the U.S. Federal Reserve’s (Fed’s) supportive monetary policy. However, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash.

The Fed lowered the federal funds target rate three times in 2019 to a range of 1.50%–1.75%. The labor market remained strong through February 2020 and supported consumer spending.

However, economic activity contracted considerably as the COVID-19 pandemic spread and many state and local governments issued stay-at-home orders, which included business closures and restrictions. Layoffs in many industries, particularly retail, restaurants and hospitality, led to approximately 30 million workers filing for unemployment benefits in the last six weeks of the reporting period. As a result, the unemployment rate rose from a 50-year low of 3.5% in February 2020 to 14.7% at period-end, the highest level since the Great Depression.1

In an effort to buffer the sharp drop in economic activity, the Fed cut the federal funds target rate twice to a range of 0.00%–0.25% and announced broad quantitative easing measures aimed at ensuring the free flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchases. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses, as well as additional funding for small businesses, while also considering proposals for longer-term economic stimulus. Investor sentiment was bolstered by the fiscal and monetary stimulus measures, anticipated development of COVID-19 treatments and gradual easing of social distancing policies beginning in late April 2020. U.S. stocks, as measured by the S&P 500, bounced from multi-year lows and finished the reporting period relatively flat.

The foregoing information reflects our analysis and opinions as of April 30, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Growth Opportunities Fund

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing, under normal conditions, predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

Performance Overview

The Fund’s Class A shares posted a +8.90% cumulative total return for the 12 months under review. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of those Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates, posted a +9.47% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +0.86% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented

Portfolio Composition

Based on Total Net Assets as of 4/30/20

management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the Russell 3000® Growth Index included stock selection in the financials, real estate and industrials sectors.

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 30.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Within financials, cloud-based software solutions firm Bill.com Holdings, investment decision support tools provider MSCI and electronic trading platform operator MarketAxess Holdings aided relative results. Bill.com reported better-than-expected revenues and earnings for fiscal second-quarter 2020 (ended December 31, 2019), driven by core subscription and transaction growth. MSCI continued its track record of delivering best-in-class revenue growth among its peers, with better-than-expected first-quarter 2020 earnings driven by expense and tax management. Most of the key metrics looked healthy to us, including double-digit percentage index subscription growth and increased profit margins due to solid expense management.

In real estate, SBA Communications, a real estate investment trust that provides wireless communication infrastructures, boosted relative results. The company continued to generate strong operating results in its leasing and site development business amid 4G densification projects and early 5G deployment.

Within industrials, CoStar Group, which provides information, analytics and marketing services to the commercial real estate industry, aided relative results.

Other notable relative contributors included medical devices company Nevro, health care equipment and services firm West Pharmaceutical Services, and e-commerce and cloud computing services company Amazon.com.

In contrast, key detractors from the Fund’s relative performance included stock selection in the information technology (IT) and communication services sectors and an overweighting in the energy sector.

Within IT, the share prices of electronic products manufacturer Apple and software and services firm Microsoft rose during the period, but our underweighted positions hurt relative results. Education technology firm 2U’s (not held at period-end) share price declined as the company experienced broad challenges across its graduate- and short-course portfolios, including increased competition, regulatory uncertainty and delayed launches.

In the energy and communication services sectors, our positions in oil and natural gas company Diamondback Energy (not held at period-end) and family entertainment and media enterprise Walt Disney, respectively, dampened relative results.

Other key relative detractors included holdings in cannabinoid-based drug developer GW Pharmaceuticals and biotechnology companies Sage Therapeutics and Heron Therapeutics. Shares of GW Pharmaceuticals declined due

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Consumer Discretionary	9.3%
Microsoft Corp. Information Technology	6.7%
Mastercard Inc. Information Technology	4.9%
Visa Inc. Information Technology	3.9%
SBA Communications Corp. Real Estate	3.5%
Alphabet Inc. Communication Services	3.2%
Apple Inc. Information Technology	3.2%
ServiceNow Inc. Information Technology	3.1%
CoStar Group Inc. Industrials	2.5%
Adobe Inc. Information Technology	2.3%

to concerns about sales figures for its leading epilepsy treatment.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers Lead Portfolio Manager

Sara Araghi, CFA
Portfolio Management Team

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FRANKLIN GROWTH OPPORTUNITIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Performance Summary as of April 30, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4
1-Year	+8.90%		+2.91%
5-Year	+66.36%		+9.47%
10-Year	+225.27%		+11.88%

Advisor
1-Year	+9.20%		+9.20%
5-Year	+68.49%		+11.00%
10-Year	+234.40%		+12.83%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/10–4/30/20)

Advisor Class (5/1/10–4/30/20)

See page 9 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Long-Term Capital Gain
A	$3.4218
C	$3.4218
R	$3.4218
R6	$3.4218
Advisor	$3.4218

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.95%	0.95%
Advisor	0.70%	0.70%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,081.00	$4.92	$1,020.14	$4.77	0.95%
C	$1,000	$1,077.10	$8.78	$1,016.41	$8.52	1.70%
R	$1,000	$1,079.80	$6.15	$1,018.95	$5.97	1.19%
R6	$1,000	$1,083.20	$3.06	$1,021.93	$2.97	0.59%
Advisor	$1,000	$1,082.60	$3.62	$1,021.38	$3.52	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small Cap Growth Fund

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in the equity securities of small-cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

The Fund’s Class A shares posted a -6.25% cumulative total return for the 12 months under review. In comparison, the Russell 2000® Growth Index, which measures performance of those Russell 2000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates, posted a -9.22% total return.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +0.86% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced

Portfolio Composition

Based on Total Net Assets as of 4/30/20

and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the Russell 2000® Growth Index included stock selection and an overweighting in the information technology (IT) sector, as well as stock selection in the consumer discretionary and health care sectors.

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvested dividends. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 39.

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FRANKLIN SMALL CAP GROWTH FUND

Within IT, Lattice Semiconductor, which designs, develops and markets programmable logic products and related software, boosted relative results.

In consumer discretionary, digital sports entertainment and gaming company DraftKings, chicken wings restaurant operator and franchisor WingStop and at-home fitness platform company Peloton Interactive boosted relative results. DraftKings has generated revenue from online gambling and has created new products such as simulated sports events, though the company’s operations have been impacted by the suspension, postponement or cancelation of sports seasons and events due to the novel coronavirus (COVID-19) pandemic.

In the health care sector, biotechnology firm Iovance Biotherapeutics, clinical-stage biopharmaceutical company Reata Pharmaceuticals and fully integrated biopharmaceutical company Array BioPharma (not held at period-end) aided relative results. Iovance Biotherapeutics shares were supported by promising data from clinical studies of experimental treatments for cervical cancer and melanoma and anticipation of test results for a particular class of cancer drugs. Reata Pharmaceuticals’ shares benefited from investor optimism about the timing of regulatory filings for bardoxolone, a treatment for kidney-related genetic disorder Alport Syndrome, and omaveloxolone, a treatment for neuromuscular disorder Friedreich’s ataxia.

Other notable relative contributors included medical devices company Nevro.

In contrast, key detractors from the Fund’s relative performance included stock selection in the industrials, energy and communication services sectors, as well as an overweighting in the energy sector.

Within industrials, our positions in budget airline Spirit Airlines, infrastructure solutions company Granite Construction and online marketplace operator Upwork (not held at period-end) hindered relative results. Spirit Airlines was negatively impacted by lockdowns and stay-at-home orders associated with mitigating the spread of the COVID-19 pandemic.

In the energy sector, our holdings in oil and natural gas company Callon Petroleum (not held at period-end) and energy equipment and services provider Liberty Oilfield Services (not held at period-end) hurt relative results.

In communication services, our position in Yelp (not held at period-end), which hosts an online database of user-generated reviews of local businesses, dampened relative results.

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
DraftKings Inc. Consumer Discretionary	3.0%
Lattice Semiconductor Corp. Information Technology	1.8%
Wingstop Inc. Consumer Discretionary	1.8%
Livongo Health Inc. Health Care	1.6%
PTC Therapeutics Inc. Health Care	1.6%
Alteryx Inc. Information Technology	1.6%
Iovance Biotherapeutics Inc. Health Care	1.5%
Kennametal Inc. Industrials	1.4%
iRhythm Technologies Inc. Health Care	1.3%
BWX Technologies Inc. Industrials	1.3%

Other key relative detractors included our positions in education technology firm 2U (not held at period-end) and satellite communication company ViaSat. 2U’s share price declined as the company experienced broad challenges across its graduate- and short-course portfolios, including increased competition, regulatory uncertainty and delayed launches. ViaSat was negatively affected by emerging competition and the economic impact associated with the COVID-19 pandemic.

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FRANKLIN SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

Michael P. McCarthy, CFA Lead Portfolio Manager

Bradley T. Carris, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP GROWTH FUND

Performance Summary as of April 30, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4
1-Year	-6.25%		-11.41%
5-Year	+38.28%		+5.49%
10-Year	+190.64%		+10.63%

Advisor
1-Year	-5.99%		-5.99%
5-Year	+40.00%		+6.96%
10-Year	+198.85%		+11.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 16 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A  (5/1/10–4/30/20)

Advisor Class  (5/1/10–4/30/20)

See page 16 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.1977	$1.2337	$1.4314
C	$0.1977	$1.2337	$1.4314
R	$0.1977	$1.2337	$1.4314
R6	$0.1977	$1.2337	$1.4314
Advisor	$0.1977	$1.2337	$1.4314

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.07%	1.08%
Advisor	0.82%	0.83%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

16	Annual Report	franklintempleton.com

FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$937.00	$5.20	$1,019.49	$5.42	1.08%
C	$1,000	$933.00	$8.80	$1,015.76	$9.17	1.83%
R	$1,000	$935.80	$6.40	$1,018.25	$6.67	1.33%
R6	$1,000	$939.00	$3.13	$1,021.63	$3.27	0.65%
Advisor	$1,000	$938.50	$4.05	$1,020.69	$4.22	0.83%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Annual Report	17

Franklin Small-Mid Cap Growth Fund

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in the equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index, at the time of purchase.1

Performance Overview

The Fund’s Class A shares posted a +2.97% cumulative total return for the 12 months under review. In comparison, the Russell Midcap® Growth Index, which measures performance of those Russell Midcap® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates, posted a +0.23% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +0.86% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 21.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality

Portfolio Composition

Based on Total Net Assets as of 4/30/20

companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 48.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the Russell Midcap® Growth Index included stock selection in the financials and industrials sectors, as well as stock selection and an underweighting in the communication services sector.

Within financials, electronic trading platform provider MarketAxess Holdings, cloud-based software solutions firm Bill.com Holdings and investment decision support tools provider MSCI bolstered relative results.

In the industrials and communication services sectors, real estate information and marketing company CoStar Group and social game services provider Zynga, respectively, aided relative returns.

Other key notable relative contributors included cloud-based electronic signature solutions provider DocuSign, digital sports entertainment and gaming company DraftKings and medical device manufacturing firm DexCom. DocuSign’s revenue and earnings were boosted by broadened product offerings after introducing the DocuSign Agreement Cloud last year and maintaining strong growth from its eSignature products. DraftKings has generated revenue from online gambling and has created new products such as simulated sports events, though the company’s operations have been impacted by the suspension, postponement or cancelation of sports seasons and events due to the novel coronavirus (COVID-19) pandemic. DexCom continued to offer leading technology in a growing market and reported strong first-quarter 2020 results, and we believe the company’s underlying operational momentum may largely offset potential COVID-19 disruptions.

In contrast, key detractors from the Fund’s relative performance included stock selection in the materials and energy sectors, as well as an overweighting in the consumer discretionary sector.

Within energy, our position in oil and natural gas company Diamondback Energy (not held at period-end) hurt relative results.

In the consumer discretionary and materials sectors, discount retailer Dollar General (not held at period-end) and specialty chemicals manufacturer Ingevity, respectively, hindered relative returns.

Other key relative detractors included our positions in education technology firm 2U (not held at period-end), semiconductor company Advanced Micro Devices (not held at period-end), satellite communication company ViaSat and

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
CoStar Group Inc. Industrials	2.4%
SBA Communications Corp. Real Estate	2.4%
DocuSign Inc. Information Technology	2.2%
MSCI Inc. Financials	2.2%
Verisk Analytics Inc. Industrials	2.1%
Synopsys Inc. Information Technology	2.1%
DexCom Inc. Health Care	2.0%
Global Payments Inc. Information Technology	1.9%
MarketAxess Holdings Inc. Financials	1.9%
Black Knight Inc. Information Technology	1.8%

medical devices firm ABIOMED (not held at period-end). 2U’s share price declined as the company experienced broad challenges across its graduate- and short-course portfolios, including increased competition, regulatory uncertainty and delayed launches. Advance Micro Devices’ share price rose during the period, but our underweighted position dampened relative results. ViaSat was negatively affected by emerging competition and the economic impact associated with the COVID-19 pandemic.

3⁄8franklintempleton.com	Annual Report	19

FRANKLIN SMALL-MID CAP GROWTH FUND

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

Sincerely,

John P. Scandalios

Michael P. McCarthy, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Performance Summary as of April 30, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return[3]

A4
1-Year	+2.97%		-2.69%
5-Year	+44.59%		+6.44%
10-Year	+178.48%		+10.16%

Advisor
1-Year	+3.26%		+3.26%
5-Year	+46.39%		+7.92%
10-Year	+185.61%		+11.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 23 for Performance Summary footnotes.

franklintempleton.com	Annual Report	21

FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A  (5/1/10–4/30/20)

Advisor Class  (5/1/10–4/30/20)

See page 23 for Performance Summary footnotes.

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FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.2753	$5.9139	$6.1892
C	$0.2753	$5.9139	$6.1892
R	$0.2753	$5.9139	$6.1892
R6	$0.2753	$5.9139	$6.1892
Advisor	$0.2753	$5.9139	$6.1892

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	0.91%	0.92%
Advisor	0.66%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The Russell Midcap Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with relatively higher price-to-book ratios and higher forecasted growth values. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	23

FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,045.10	$4.37	$1,020.59	$4.32	0.86%
C	$1,000	$1,040.50	$8.07	$1,016.96	$7.97	1.59%
R	$1,000	$1,043.70	$5.49	$1,019.49	$5.42	1.08%
R6	$1,000	$1,047.50	$2.44	$1,022.48	$2.41	0.48%
Advisor	$1,000	$1,046.80	$3.10	$1,021.83	$3.07	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

24	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Growth Opportunities Fund

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$39.57	$38.58	$34.81	$30.40	$33.13

Income from investment operations[a]:

Net investment income (loss)[b]	(0.14)	(0.13)	(0.10)	(0.09)	(0.19)

Net realized and unrealized gains (losses)	3.59	5.29	7.03	5.14	(1.88)

Total from investment operations	3.45	5.16	6.93	5.05	(2.07)

Less distributions from:

Net realized gains	(3.42)	(4.17)	(3.16)	(0.64)	(0.66)

Net asset value, end of year	$39.60	$39.57	$38.58	$34.81	$30.40

Total return[c]	8.90%	15.91%	20.43%	16.88%	(6.36)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.95%	0.94%	1.02%	1.05%	1.11%

Expenses net of waiver and payments by affiliates	0.95% [d,e]	0.94% [d,e]	0.99% [d]	0.97% [d]	1.10%

Net investment income (loss)	(0.35)%	(0.32)%	(0.27)%	(0.30)%	(0.58)%

Supplemental data

Net assets, end of year (000’s)	$2,883,392	$2,819,007	$2,428,175	$2,272,831	$548,871

Portfolio turnover rate	19.47%	24.21%	22.68%	47.75%	25.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$32.47	$32.67	$30.12	$26.59	$29.27

Income from investment operations[a]:

Net investment income (loss)[b]	(0.35)	(0.35)	(0.33)	(0.29)	(0.37)

Net realized and unrealized gains (losses)	2.91	4.32	6.04	4.46	(1.65)

Total from investment operations	2.56	3.97	5.71	4.17	(2.02)

Less distributions from:

Net realized gains	(3.42)	(4.17)	(3.16)	(0.64)	(0.66)

Net asset value, end of year	$31.61	$32.47	$32.67	$30.12	$26.59

Total return[c]	8.10%	15.10%	19.53%	15.98%	(7.03)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.70%	1.69%	1.77%	1.80%	1.85%

Expenses net of waiver and payments by affiliates	1.70% [d,e]	1.69% [d,e]	1.74% [d]	1.72% [d]	1.84%

Net investment income (loss)	(1.10)%	(1.07)%	(1.02)%	(1.05)%	(1.32)%

Supplemental data

Net assets, end of year (000’s)	$216,757	$244,574	$400,295	$390,123	$137,882

Portfolio turnover rate	19.47%	24.21%	22.68%	47.75%	25.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$37.57	$36.93	$33.52	$29.37	$32.10

Income from investment operations[a]:

Net investment income (loss)[b]	(0.22)	(0.21)	(0.18)	(0.17)	(0.26)

Net realized and unrealized gains (losses)	3.39	5.02	6.75	4.96	(1.81)

Total from investment operations	3.17	4.81	6.57	4.79	(2.07)

Less distributions from:

Net realized gains	(3.42)	(4.17)	(3.16)	(0.64)	(0.66)

Net asset value, end of year	$37.32	$37.57	$36.93	$33.52	$29.37

Total return	8.64%	15.66%	20.14%	16.62%	(6.60)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.20%	1.19%	1.27%	1.30%	1.35%

Expenses net of waiver and payments by affiliates	1.20% [c,d]	1.19% [c,d]	1.24% [c]	1.22% [c]	1.34%

Net investment income (loss)	(0.60)%	(0.57)%	(0.52)%	(0.55)%	(0.82)%

Supplemental data

Net assets, end of year (000’s)	$31,060	$37,105	$36,582	$50,429	$39,786

Portfolio turnover rate	19.47%	24.21%	22.68%	47.75%	25.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,

	2020		2019		2018		2017		2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.42		$41.78		$37.30		$32.39		$35.09

Income from investment operations[a]:

Net investment income (loss)[b]	0.01		0.01		0.07		0.05		(0.05)

Net realized and unrealized gains (losses)	3.96		5.80		7.57		5.50		(1.99)

Total from investment operations	3.97		5.81		7.64		5.55		(2.04)

Less distributions from:

Net realized gains	(3.42)		(4.17)		(3.16)		(0.64)		(0.66)

Net asset value, end of year	$43.97		$43.42		$41.78		$37.30		$32.39

Total return	9.34%		16.26%		20.98%		17.42%		(5.94)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.59%		0.59%		0.58%		0.59%		0.67%

Expenses net of waiver and payments by affiliates	0.59%	[c,d]	0.58%	[c]	0.55%	[c]	0.51%	[c]	0.66%

Net investment income (loss)	0.01%		0.04%		0.17%		0.16%		(0.14)%

Supplemental data

Net assets, end of year (000’s)	$383,208		$418,174		$369,688		$291,825		$235,620

Portfolio turnover rate	19.47%		24.21%		22.68%		47.75%		25.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$42.87	$41.34	$37.02	$32.20	$34.96

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.03)	(0.01)	(0.02)	(0.11)

Net realized and unrealized gains (losses)	3.90	5.73	7.49	5.48	(1.99)

Total from investment operations	3.86	5.70	7.48	5.46	(2.10)

Less distributions from:

Net realized gains	(3.42)	(4.17)	(3.16)	(0.64)	(0.66)

Net asset value, end of year	$43.31	$42.87	$41.34	$37.02	$32.20

Total return	9.20%	16.16%	20.71%	17.21%	(6.11)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.70%	0.69%	0.77%	0.80%	0.85%

Expenses net of waiver and payments by affiliates	0.70% [c,d]	0.69% [c,d]	0.74% [c]	0.72% [c]	0.84%

Net investment income (loss)	(0.10)%	(0.07)%	(0.02)%	(0.05)%	(0.32)%

Supplemental data

Net assets, end of year (000’s)	$467,727	$506,964	$583,509	$537,193	$256,377

Portfolio turnover rate	19.47%	24.21%	22.68%	47.75%	25.56%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2020

Franklin Growth Opportunities Fund

		Country	Shares	Value
	Common Stocks 95.3%
	Communication Services 5.7%
a	Alphabet Inc., C	United States	95,505	$128,803,773
a	Facebook Inc., A	United States	151,743	31,063,310
a	Liberty Broadband Corp., C	United States	346,818	42,547,632
	The Walt Disney Co.	United States	240,488	26,008,777

				228,423,492

	Consumer Discretionary 11.9%
a	Amazon.com Inc.	United States	150,299	371,839,726
	Aptiv PLC	United States	200,829	13,967,657
a	Burlington Stores Inc.	United States	51,461	9,401,410
a	Chipotle Mexican Grill Inc.	United States	25,751	22,623,541
	NIKE Inc., B	United States	275,259	23,997,080
a	Peloton Interactive Inc., A	United States	663,400	20,897,100
a	Tesla Inc.	United States	16,421	12,839,251

				475,565,765

	Consumer Staples 2.5%
	Constellation Brands Inc., A	United States	167,865	27,645,687
a	Freshpet Inc.	United States	160,800	12,125,928
	Lamb Weston Holdings Inc.	United States	268,081	16,449,450
a	Monster Beverage Corp.	United States	352,068	21,761,323
a	Nomad Foods Ltd.	United Kingdom	959,344	19,772,080

				97,754,468

	Financials 6.3%
	The Charles Schwab Corp.	United States	515,392	19,440,586
	Intercontinental Exchange Inc.	United States	521,651	46,661,682
	MarketAxess Holdings Inc.	United States	105,804	48,141,878
	MSCI Inc.	United States	234,689	76,743,303
	S&P Global Inc.	United States	207,946	60,903,225

				251,890,674

	Health Care 15.4%
	AstraZeneca PLC, ADR	United Kingdom	402,959	21,066,697
b	Danaher Corp.	United States	177,119	28,951,872
a	Deciphera Pharmaceuticals Inc.	United States	268,895	15,590,532
a	Edwards Lifesciences Corp.	United States	245,924	53,488,470
a	Guardant Health Inc.	United States	176,701	13,598,909
a	GW Pharmaceuticals PLC, ADR	United Kingdom	168,917	16,915,348
a	Heron Therapeutics Inc.	United States	2,500,782	35,661,151
a	IDEXX Laboratories Inc.	United States	104,759	29,081,098
a	Illumina Inc.	United States	82,019	26,166,522
a	Intuitive Surgical Inc.	United States	63,742	32,564,513
a	Nevro Corp.	United States	386,672	45,488,094
a,c	Novavax Inc.	United States	430,885	7,811,945
a	PTC Therapeutics Inc.	United States	495,945	25,253,519
a	Reata Pharmaceuticals Inc.	United States	135,829	21,482,715
	UnitedHealth Group Inc.	United States	309,579	90,542,570
a	Veeva Systems Inc.	United States	396,044	75,565,195

30	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Health Care (continued)
	West Pharmaceutical Services Inc.	United States	384,134	$72,701,201

				611,930,351

	Industrials 9.3%
a	CoStar Group Inc.	United States	152,525	98,875,857
	Honeywell International Inc.	United States	220,100	31,232,190
	IHS Markit Ltd.	United States	417,791	28,117,334
	United Technologies Corp.	United States	470,770	30,510,604
	Republic Services Inc.	United States	158,671	12,430,286
	Roper Technologies Inc	United States	128,568	43,845,545
	TransUnion	United States	239,903	18,901,957
	Union Pacific Corp.	United States	142,799	22,817,852
a	Univar Solutions Inc.	United States	950,507	13,801,362
	Verisk Analytics Inc.	United States	444,769	67,974,046

				368,507,033

	Information Technology 38.9%
a	Adobe Inc.	United States	256,362	90,659,858
	Analog Devices Inc.	United States	266,301	29,186,590
	Apple Inc.	United States	436,508	128,246,050
a	Atlassian Corp. PLC	United States	83,270	12,947,652
a	Autodesk Inc.	United States	89,315	16,713,516
a,c	Bill.Com Holdings Inc.	United States	30,900	1,819,701
a,d	Bill.Com Holdings Inc.	United States	812,499	43,653,245
a	Black Knight Inc.	United States	286,192	20,196,569
a	DocuSign Inc.	United States	100,636	10,541,621
a	Fiserv Inc.	United States	287,049	29,583,270
	Intuit Inc.	United States	73,846	19,924,389
a,d,e	LegalZoom.com Inc.	United States	1,673,284	20,046,660
	Mastercard Inc., A	United States	702,123	193,062,761
	Microsoft Corp.	United States	1,490,069	267,035,265
	Monolithic Power Systems	United States	229,711	45,921,526
	NVIDIA Corp.	United States	167,870	49,065,043
a	Okta Inc., A	United States	96,161	14,549,159
a	PayPal Holdings Inc.	United States	422,534	51,971,682
a	PTC Inc.	United States	296,019	20,499,316
a	salesforce.com Inc.	United States	258,798	41,912,336
a	ServiceNow Inc.	United States	349,729	122,943,733
a	Shopify Inc., A	Canada	26,658	16,855,587
a	Synopsys Inc.	United States	71,815	11,283,573
a	Twilio Inc., A	United States	363,866	40,862,152
a	Tyler Technologies Inc.	United States	90,327	28,966,966
	Visa Inc., A	United States	875,344	156,441,480
a	Workday Inc., A	United States	132,830	20,442,537
	Xilinx Inc.	United States	193,375	16,900,975
a	Zendesk Inc.	United States	257,992	19,834,425
a	Zoom Video Communications Inc., A	United States	63,704	8,610,870

				1,550,678,507

franklintempleton.com	Annual Report	31

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Materials 1.0%
b	Ecolab Inc.	United States	108,225	$20,941,538
b	Linde PLC	United Kingdom	85,893	15,803,453
	Martin Marietta Materials Inc.	United States	19,739	3,754,950

				40,499,941

	Real Estate 4.3%
	American Tower Corp.	United States	129,305	30,774,590
	SBA Communications Corp., A	United States	479,438	138,998,665

				169,773,255

	Total Common Stocks (Cost $1,630,634,417)			3,795,023,486

	Preferred Stocks 3.8%
	Communication Services 0.2%
a,d,e	Tanium Inc., pfd., G	United States	805,800	6,038,708

	Consumer Discretionary 1.7%
a,d,e	ClearMotion Inc., pfd., C	United States	2,610,594	7,675,295
a,d,e	ClearMotion Inc., pfd., D	United States	3,698,772	11,397,363
a,d,e	Proterra Inc., pfd., 5, 144A	United States	2,362,202	19,730,101
a,d,e	Proterra Inc., pfd., 6, 144A	United States	596,775	4,984,515
a,d,e	Proterra Inc., pfd., 7	United States	780,667	6,520,458
a,d,e	Proterra Inc., pfd., 8	United States	289,016	2,413,982
a,d,e	Sweetgreen Inc., pfd., H	United States	928,488	13,435,041
a,d,e	Sweetgreen Inc., pfd., I	United States	100,835	1,621,077

				67,777,832

	Health Care 0.5%
a,d,e	Tempus Labs Inc., pfd., F	United States	504,854	15,849,773
a,d,e	Tempus Labs Inc., pfd., G	United States	126,131	4,843,333

				20,693,106

	Industrials 0.8%
a,d,e	Optoro Inc., pfd., E	United States	509,182	13,293,475
a,d,e	Wheels Up Partners LLC, pfd., D	United States	5,028,735	17,193,220

				30,486,695

	Information Technology 0.6%
a,d,e	Confluent Inc., pfd., E	United States	642,459	9,616,776
a,d,e	GitLab Inc., pfd., E	United States	201,294	3,532,583
a,d,e	Hashicorp Inc., E	United States	207,551	12,004,812

				25,154,171

	Total Preferred Stocks (Cost $125,855,686)			150,150,512

	Total Investments before Short Term Investments (Cost $1,756,490,103)			3,945,173,998

32	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Growth Opportunities Fund (continued)

		Country	Shares	Value
	Short Term Investments 1.4%

	Money Market Funds (Cost $47,687,960) 1.2%
f,g	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	47,687,960	$47,687,960

h	Investments from Cash Collateral Received for Loaned Securities (Cost $9,585,975) 0.2%
	Money Market Funds 0.2%
f,g	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	9,585,975	9,585,975

	Total Investments (Cost $1,813,764,038) 100.5%			4,002,447,933
	Other Assets, less Liabilities (0.5)%			(20,304,732)

	Net Assets 100.0%			$3,982,143,201

See Abbreviations on page 78.

aNon-income producing.

bA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

cA portion or all of the security is on loan at April 30, 2020. See Note 1(d).

dFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

eSee Note 8 regarding restricted securities.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(d) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small Cap Growth Fund

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$21.46	$23.01	$19.60	$16.37	$18.83

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)	(0.15)	(0.13)	(0.11)	(0.08)

Net realized and unrealized gains (losses)	(1.07)	2.86	3.96	3.34	(2.03)

Total from investment operations	(1.18)	2.71	3.83	3.23	(2.11)

Less distributions from:

Net realized gains	(1.43)	(4.26)	(0.42)	—	(0.35)

Net asset value, end of year	$18.85	$21.46	$23.01	$19.60	$16.37

Total return[c]	(6.25)%	16.06%	19.71%	19.73%	(11.28)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.07%	1.07%	1.11%	1.10%	1.13%

Expenses net of waiver and payments by affiliates[d]	1.06%	1.06%	1.10%	1.08%	1.11%

Net investment income (loss)	(0.51)%	(0.68)%	(0.61)%	(0.61)%	(0.44)%

Supplemental data

Net assets, end of year (000’s)	$686,791	$713,442	$665,251	$719,752	$792,072

Portfolio turnover rate	35.29%	42.10%	29.82%	29.93%	43.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.15	$19.41	$16.71	$14.07	$16.36

Income from investment operations[a]:

Net investment income (loss)[b]	(0.21)	(0.28)	(0.25)	(0.21)	(0.18)

Net realized and unrealized gains (losses)	(0.82)	2.28	3.37	2.85	(1.76)

Total from investment operations	(1.03)	2.00	3.12	2.64	(1.94)

Less distributions from:

Net realized gains	(1.43)	(4.26)	(0.42)	—	(0.35)

Net asset value, end of year	$14.69	$17.15	$19.41	$16.71	$14.07

Total return[c]	(6.97)%	15.31%	18.79%	18.76%	(11.95)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.82%	1.82%	1.86%	1.85%	1.88%

Expenses net of waiver and payments by affiliates[d]	1.81%	1.81%	1.85%	1.83%	1.86%

Net investment income (loss)	(1.26)%	(1.43)%	(1.36)%	(1.36)%	(1.19)%

Supplemental data

Net assets, end of year (000’s)	$66,269	$90,513	$132,116	$142,539	$157,175

Portfolio turnover rate	35.29%	42.10%	29.82%	29.93%	43.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.15	$21.93	$18.74	$15.70	$18.11

Income from investment operations[a]:

Net investment income (loss)[b]	(0.15)	(0.20)	(0.17)	(0.15)	(0.12)

Net realized and unrealized gains (losses)	(0.99)	2.68	3.78	3.19	(1.94)

Total from investment operations	(1.14)	2.48	3.61	3.04	(2.06)

Less distributions from:

Net realized gains	(1.43)	(4.26)	(0.42)	—	(0.35)

Net asset value, end of year	$17.58	$20.15	$21.93	$18.74	$15.70

Total return	(6.47)%	15.78%	19.37%	19.36%	(11.46)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.32%	1.32%	1.36%	1.35%	1.38%

Expenses net of waiver and payments by affiliates[c]	1.31%	1.31%	1.35%	1.33%	1.36%

Net investment income (loss)	(0.76)%	(0.93)%	(0.86)%	(0.86)%	(0.69)%

Supplemental data

Net assets, end of year (000’s)	$54,369	$74,634	$71,398	$79,995	$79,929

Portfolio turnover rate	35.29%	42.10%	29.82%	29.93%	43.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.73	$24.88	$21.06	$17.52	$20.02

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)	(0.07)	(0.03)	(0.03)	0.01

Net realized and unrealized gains (losses)	(1.21)	3.18	4.27	3.57	(2.16)

Total from investment operations	(1.23)	3.11	4.24	3.54	(2.15)

Less distributions from:

Net realized gains	(1.43)	(4.26)	(0.42)	—	(0.35)

Net asset value, end of year	$21.07	$23.73	$24.88	$21.06	$17.52

Total return	(5.86)%	16.50%	20.23%	20.21%	(10.81)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.67%	0.67%	0.65%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[c]	0.64%	0.64%	0.63%	0.61%	0.61%

Net investment income (loss)	(0.09)%	(0.26)%	(0.14)%	(0.14)%	0.06%

Supplemental data

Net assets, end of year (000’s)	$1,136,759	$1,084,442	$935,509	$858,972	$846,724

Portfolio turnover rate	35.29%	42.10%	29.82%	29.93%	43.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	37

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.37	$24.61	$20.88	$17.41	$19.94

Income from investment operations[a]:

Net investment income (loss)[b]	(0.06)	(0.10)	(0.08)	(0.07)	(0.04)

Net realized and unrealized gains (losses)	(1.18)	3.12	4.23	3.54	(2.14)

Total from investment operations	(1.24)	3.02	4.15	3.47	(2.18)

Less distributions from:

Net realized gains	(1.43)	(4.26)	(0.42)	—	(0.35)

Net asset value, end of year	$20.70	$23.37	$24.61	$20.88	$17.41

Total return	(5.99)%	16.30%	19.97%	19.93%	(11.06)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.82%	0.82%	0.86%	0.85%	0.88%

Expenses net of waiver and payments by affiliates[c]	0.81%	0.81%	0.85%	0.83%	0.86%

Net investment income (loss)	(0.26)%	(0.43)%	(0.36)%	(0.36)%	(0.19)%

Supplemental data

Net assets, end of year (000’s)	$428,155	$725,622	$713,135	$805,661	$850,975

Portfolio turnover rate	35.29%	42.10%	29.82%	29.93%	43.99%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

38	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2020

Franklin Small Cap Growth Fund

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 92.4%
	Consumer Discretionary 14.3%
	American Eagle Outfitters Inc.	United States	2,233,100	$17,753,145
a	Boot Barn Holdings Inc.	United States	1,180,960	21,800,522
	Dave & Buster’s Entertainment Inc.	United States	402,100	5,886,744
a	DraftKings Inc., A	United States	507,932	9,884,357
a,b	DraftKings Inc., A	United States	3,502,931	60,602,791
a,b	DraftKings Inc., wts., A, 4/23/25	United States	102,675	637,467
a	Five Below Inc.	United States	277,200	24,992,352
a	Grand Canyon Education Inc.	United States	293,700	25,264,074
	Lithia Motors Inc.	United States	153,426	16,962,779
a	M/I Homes Inc.	United States	872,446	22,212,475
a	Peloton Interactive Inc., A	United States	815,769	25,696,723
a	RH	United States	96,800	13,917,904
a	Sportsman’s Warehouse Holdings Inc.	United States	1,909,503	13,672,041
	Steven Madden Ltd.	United States	892,050	22,363,693
a	TRI Pointe Group Inc.	United States	1,324,600	15,206,408
	Wingstop Inc.	United States	358,929	42,091,604

				338,945,079

	Consumer Staples 4.4%
a	BellRing Brands Inc., A	United States	1,086,400	19,044,592
a	Grocery Outlet Holding Corp.	United States	805,500	26,798,985
a	Hostess Brands Inc., A	United States	1,007,600	12,111,352
a	Nomad Foods Ltd.	United Kingdom	937,100	19,313,631
a	The Simply Good Foods Co.	United States	1,385,500	26,116,675

				103,385,235

	Financials 5.8%
	Ares Management Corp., A	United States	415,800	13,950,090
	Evercore Inc.	United States	180,800	9,329,280
	Houlihan Lokey Inc.	United States	505,500	30,016,590
a	Metropolitan Bank Holding Corp.	United States	291,361	7,310,247
	Pinnacle Financial Partners Inc.	United States	484,504	19,501,286
a	PRA Group Inc.	United States	664,400	18,430,456
	TCF Financial Corp.	United States	580,723	17,241,666
	Western Alliance Bancorp	United States	569,500	20,433,660

				136,213,275

	Health Care 24.6%
a	Argenx SE, ADR	Netherlands	83,700	12,261,213
a	Ascendis Pharma AS, ADR	Denmark	178,900	24,282,097
a	Collegium Pharmaceutical Inc.	United States	758,300	15,681,644
a	Deciphera Pharmaceuticals Inc.	United States	463,900	26,896,922
a	Emergent BioSolutions Inc.	United States	359,000	26,548,050
a	Global Blood Therapeutics Inc.	United States	311,800	23,858,936
a	GW Pharmaceuticals PLC, ADR	United Kingdom	297,000	29,741,580
a	HealthEquity Inc.	United States	428,216	24,095,714
a	Heron Therapeutics Inc.	United States	1,671,308	23,832,852
a	Insmed Inc.	United States	361,800	8,321,400

franklintempleton.com	Annual Report	39

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

		Country	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
a	Inspire Medical Systems Inc.	United States	323,744	$23,199,495
a	Integer Holdings Corp.	United States	369,000	27,475,740
a	Iovance Biotherapeutics Inc.	United States	1,067,700	34,326,555
a	iRhythm Technologies Inc.	United States	300,497	31,744,503
a	Livongo Health Inc.	United States	975,985	39,049,160
a	Neogen Corp.	United States	187,566	11,739,756
a	NeoGenomics Inc.	United States	1,062,300	29,043,282
a	Nevro Corp.	United States	204,300	24,033,852
a,c	Novavax Inc.	United States	331,000	6,001,030
a	Odonate Therapeutics Inc.	United States	383,200	10,787,080
a	Penumbra Inc.	United States	159,700	28,318,004
a	Pfenex Inc.	United States	1,097,731	6,311,953
a	Phreesia Inc.	United States	525,982	13,354,683
a	PTC Therapeutics Inc.	United States	753,100	38,347,852
a	Reata Pharmaceuticals Inc.	United States	136,974	21,663,808
a	Revance Therapeutics Inc.	United States	1,249,692	23,131,799

				584,048,960

	Industrials 14.4%
	Allegiant Travel Co.	United States	232,648	18,258,215
	Arcosa Inc.	United States	766,900	28,582,363
a	Axon Enterprise Inc.	United States	413,700	30,080,127
a	Beacon Roofing Supply Inc.	United States	878,200	19,320,400
	BWX Technologies Inc.	United States	594,300	31,533,558
	Cubic Corp.	United States	715,171	27,326,684
	Granite Construction Inc.	United States	1,049,543	17,254,487
	Healthcare Services Group Inc.	United States	822,800	20,973,172
	Kennametal Inc.	United States	1,256,200	32,171,282
a	Kratos Defence & Security Solutions Inc.	United States	1,708,764	25,665,635
a	Mercury Systems Inc.	United States	285,316	25,438,775
a	Spirit Airlines Inc.	United States	1,150,000	17,273,000
a	Univar Solutions Inc.	United States	1,854,832	26,932,161
	US Ecology Inc.	United States	648,376	21,253,765

				342,063,624

	Information Technology 27.0%
a	Alteryx Inc.	United States	329,100	37,247,538
a	Avalara Inc.	United States	268,846	24,026,767
a,c	Bill.Com Holdings Inc.	United States	397,108	23,385,690
a	CloudFlare Inc., A	United States	1,314,300	30,964,908
a	Envestnet Inc.	United States	405,722	25,365,740
a	Hubspot Inc.	United States	183,529	30,948,495
a	Lattice Semiconductor Corp.	United States	1,898,700	42,739,737
a,b,d	LegalZoom.com Inc.	United States	1,431,280	17,147,349
a	LiveRamp Holdings Inc.	United States	489,200	18,521,112
	ManTech International Corp., A	United States	334,500	24,940,320
	Monolithic Power Systems	United States	156,900	31,365,879
a	Onto Innovation Inc.	United States	901,300	29,256,198

40	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

		Country	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
a	Pagerduty Inc.	United States	826,200	$17,441,082
a	Paylocity Holding Corp.	United States	268,132	30,709,158
a	Pluralsight Inc., A	United States	252,800	4,156,032
a	Q2 Holdings Inc.	United States	350,400	27,933,888
a	Repay Holdings Corp.	United States	1,331,900	23,801,053
a	Semtech Corp.	United States	652,300	29,510,052
a	Silicon Laboratories Inc.	United States	311,100	30,245,142
a	USA Technologies Inc.	United States	1,344,300	9,880,605
a	ViaSat Inc.	United States	546,283	23,162,399
a	Viavi Solutions Inc.	United States	2,074,100	25,055,128
a	Wix.com Ltd.	Israel	215,500	28,189,555
a	Zendesk Inc.	United States	350,914	26,978,268
a	Zscaler Inc.	United States	417,000	27,972,360

				640,944,455

	Materials 1.1%
a	Ingevity Corp.	United States	510,729	26,517,050

	Real Estate 0.8%
	Coresite Realty Corp.	United States	155,700	18,869,283

	Total Common Stocks and Other Equity Interests (Cost $1,674,791,571)			2,190,986,961

	Preferred Stocks 4.6%
	Consumer Discretionary 2.9%
a,b,d	ClearMotion Inc., pfd., D	United States	3,698,772	11,397,363
a,b,d	Proterra Inc., pfd., 5, 144A	United States	1,787,047	14,926,165
a,b,d	Proterra Inc., pfd., 6, 144A	United States	1,310,834	10,948,635
a,b,d	Proterra Inc., pfd., 7	United States	536,367	4,479,962
a,b,d	Rent the Runway Inc., pfd., F	United States	596,471	11,535,214
a,b,d	Rent the Runway Inc., pfd., G	United States	203,515	2,864,474
a,b,d	Sweetgreen Inc., pfd., H	United States	383,435	5,548,230
a,b,d	Sweetgreen Inc., pfd., I	United States	41,641	669,443
a,b,d	Tula eTechnology Inc.	United States	361,111	—
a,b,d	Tula Technology Inc., E	United States	3,611,111	7,165,798

				69,535,284

	Industrials 1.2%
a,b,d	Optoro Inc., pfd., E	United States	508,130	13,266,009
a,b,d	Wheels Up Partners LLC, pfd., D	United States	4,310,344	14,737,045

				28,003,054

	Information Technology 0.5%
a,b,d	Smule Inc., pfd., G, 144A	United States	1,542,673	9,464,137
a,b,d	Smule Inc., pfd., H, 144A	United States	352,675	2,548,305

				12,012,442

	Total Preferred Stocks (Cost $97,407,769)			109,550,780

franklintempleton.com	Annual Report	41

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small Cap Growth Fund (continued)

		Country	Shares	Value
	Escrows and Litigation Trusts (Cost $0) 0.0%
b	DraftKings Inc., Escrow Account,	United States	32,658	$—

	Total Investments before Short Term Investments (Cost $1,772,199,340)			2,300,537,741

	Short Term Investments 4.6%

	Money Market Funds (Cost $74,538,382) 3.1%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	74,538,382	74,538,382

g	Investments from Cash Collateral Received for Loaned Securities (Cost $34,288,350) 1.5%
	Money Market Funds 1.5%
e,f	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	34,288,350	34,288,350

	Total Investments (Cost $1,881,026,072) 101.6%			2,409,364,473
	Other Assets, less Liabilities (1.6)%			(37,022,713)

	Net Assets 100.0%			$2,372,341,760

See Abbreviations on page 78.

a Non-income producing.

b Fair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

c A portion or all of the security is on loan at April 30, 2020. See Note 1(d).

d See Note 8 regarding restricted securities.

e See Note 3(f) regarding investments in affiliated management investment companies.

f The rate shown is the annualized seven-day effective yield at period end.

g See Note 1(d) regarding securities on loan.

42	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small-Mid Cap Growth Fund

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$37.17	$36.07	$34.35	$31.84	$38.38

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)	(0.09)	(0.15)	(0.11)	(0.03)[c]

Net realized and unrealized gains (losses)	1.24	5.33	4.97	4.73	(3.37)

Total from investment operations	1.17	5.24	4.82	4.62	(3.40)

Less distributions from:

Net realized gains	(6.19)	(4.14)	(3.10)	(2.11)	(3.14)

Net asset value, end of year	$32.15	$37.17	$36.07	$34.35	$31.84

Total return[d]	2.97%	17.43%	14.28%	15.01%	(9.02)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.88%	1.02%	0.95%	0.96%

Expenses net of waiver and payments by affiliates[e]	0.87%	0.87%	1.00%	0.94%	0.95%

Net investment income (loss)	(0.21)%	(0.25)%	(0.41)%	(0.34)%	(0.08)% [c]

Supplemental data

Net assets, end of year (000’s)	$2,515,801	$2,684,131	$2,262,471	$2,303,113	$2,231,822

Portfolio turnover rate	52.98%	54.28%	38.35%	35.46%	38.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.38)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	43

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.98	$25.84	$25.59	$24.40	$30.43

Income from investment operations[a]:

Net investment income (loss)[b]	(0.22)	(0.26)	(0.31)	(0.27)	(0.23)[c]

Net realized and unrealized gains (losses)	0.84	3.54	3.66	3.57	(2.66)

Total from investment operations	0.62	3.28	3.35	3.30	(2.89)

Less distributions from:

Net realized gains	(6.19)	(4.14)	(3.10)	(2.11)	(3.14)

Net asset value, end of year	$19.41	$24.98	$25.84	$25.59	$24.40

Total return[d]	2.14%	16.68%	13.39%	14.15%	(9.72)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.63%	1.63%	1.77%	1.70%	1.71%

Expenses net of waiver and payments by affiliates[e]	1.62%	1.62%	1.75%	1.69%	1.70%

Net investment income (loss)	(0.96)%	(1.00)%	(1.16)%	(1.09)%	(0.83)% [c]

Supplemental data

Net assets, end of year (000’s)	$138,940	$173,334	$334,769	$371,262	$377,024

Portfolio turnover rate	52.98%	54.28%	38.35%	35.46%	38.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.13)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

44	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$33.66	$33.15	$31.87	$29.75	$36.18

Income from investment operations[a]:

Net investment income (loss)[b]	(0.14)	(0.16)	(0.22)	(0.18)	(0.11)[c]

Net realized and unrealized gains (losses)	1.12	4.81	4.60	4.41	(3.18)

Total from investment operations	0.98	4.65	4.38	4.23	(3.29)

Less distributions from:

Net realized gains	(6.19)	(4.14)	(3.10)	(2.11)	(3.14)

Net asset value, end of year	$28.45	$33.66	$33.15	$31.87	$29.75

Total return	2.69%	17.17%	14.00%	14.70%	(9.24)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.12%	1.12%	1.26%	1.19%	1.21%

Expenses net of waiver and payments by affiliates[d]	1.11%	1.11%	1.24%	1.18%	1.20%

Net investment income (loss)	(0.45)%	(0.49)%	(0.65)%	(0.58)%	(0.33)% [c]

Supplemental data

Net assets, end of year (000’s)	$40,997	$50,721	$70,692	$81,864	$86,989

Portfolio turnover rate	52.98%	54.28%	38.35%	35.46%	38.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.63)%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$41.83	$39.91	$37.51	$34.43	$41.04

Income from investment operations[a]:

Net investment income[b]	0.07	0.05	0.05	0.05	0.15 [c]

Net realized and unrealized gains (losses)	1.41	6.01	5.45	5.14	(3.62)

Total from investment operations	1.48	6.06	5.50	5.19	(3.47)

Less distributions from:

Net realized gains	(6.19)	(4.14)	(3.10)	(2.11)	(3.14)

Net asset value, end of year	$37.12	$41.83	$39.91	$37.51	$34.43

Total return	3.40%	17.82%	14.90%	15.51%	(8.54)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.52%	0.52%	0.50%	0.48%	0.48%

Expenses net of waiver and payments by affiliates[d]	0.48%	0.49%	0.47%	0.47%	0.47%

Net investment income	0.18%	0.13%	0.12%	0.13%	0.40% [c]

Supplemental data

Net assets, end of year (000’s)	$224,341	$259,053	$275,835	$222,577	$242,237

Portfolio turnover rate	52.98%	54.28%	38.35%	35.46%	38.72%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.10%.

dBenefit of expense reduction rounds to less than 0.01%.

46	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Year Ended April 30,

	2020	2019		2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$41.09	$39.33		$37.11	$34.15	$40.83

Income from investment operations[a]:

Net investment income (loss)[b]	0.02	0.01		(0.06)	(0.03)	0.06[c]

Net realized and unrealized gains (losses)	1.38	5.89		5.38	5.10	(3.60)

Total from investment operations	1.40	5.90		5.32	5.07	(3.54)

Less distributions from:

Net realized gains	(6.19)	(4.14)		(3.10)	(2.11)	(3.14)

Net asset value, end of year	$36.30	$41.09		$39.33	$37.11	$34.15

Total return	3.26%	17.67%		14.57%	15.28%	(8.79)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.63%		0.77%	0.70%	0.71%

Expenses net of waiver and payments by affiliates[d]	0.62%	0.62%		0.75%	0.69%	0.70%

Net investment income (loss)	0.04%	—%	[e]	(0.16)%	(0.09)%	0.17% [c]

Supplemental data

Net assets, end of year (000’s)	$302,329	$355,141		$520,842	$584,840	$551,176

Portfolio turnover rate	52.98%	54.28%		38.35%	35.46%	38.72%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.13)%.

dBenefit of expense reduction rounds to less than 0.01%.

eRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	47

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2020

Franklin Small-Mid Cap Growth Fund

		Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 98.2%
	Communication Services 3.8%
a	IAC/InterActiveCorp.	141,000	$31,510,680
a	Pinterest Inc., A	1,455,000	30,060,300
a	Roku Inc.	141,278	17,127,132
a	Spotify Technology SA	159,500	24,175,415
a	Zynga Inc.	2,725,000	20,546,500

			123,420,027

	Consumer Discretionary 14.9%
	Aptiv PLC	235,000	16,344,250
a	Burlington Stores Inc.	218,000	39,826,420
a	Chipotle Mexican Grill Inc.	52,300	45,948,165
	Domino’s Pizza Inc.	87,000	31,487,910
a	DraftKings Inc., A	221,000	4,300,660
a,b	DraftKings Inc., A	2,820,022	48,788,058
a,b	DraftKings Inc., wts., A, 4/23/25	35,231	140,884
a	Five Below Inc.	249,500	22,494,920
	Levi Strauss & Co., A	1,200,000	15,468,000
	Marriott International Inc., A	135,700	12,340,558
a	NVR Inc.	8,550	26,505,000
a	O’Reilly Automotive Inc.	97,000	37,474,980
a	Peloton Interactive Inc., A	620,000	19,530,000
a	RH	114,000	16,390,920
	Tractor Supply Co.	478,500	48,534,255
a	Ulta Beauty Inc.	134,000	29,201,280
	Vail Resorts Inc.	185,000	31,635,000
	Wingstop Inc.	282,000	33,070,140

			479,481,400

	Consumer Staples 2.7%
a	BellRing Brands Inc., A	679,800	11,916,894
	Church & Dwight Co. Inc.	495,000	34,645,050
a	Grocery Outlet Holding Corp.	161,500	5,373,105
	McCormick & Co. Inc.	216,000	33,877,440

			85,812,489

	Financials 7.0%
	Ares Management Corp., A	724,000	24,290,200
	MarketAxess Holdings Inc.	134,500	61,198,845
	MSCI Inc.	212,500	69,487,500
	TCF Financial Corp.	502,000	14,904,380
	Tradeweb Markets Inc.	748,600	39,046,976
	Western Alliance Bancorp	435,000	15,607,800

			224,535,701

	Health Care 14.8%
a	10X Genomics Inc., A	132,000	10,542,840
a	Argenx SE, ADR (Netherlands)	73,000	10,693,770
	Bio-Techne Corp.	53,700	12,082,500

48	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

		Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Health Care (continued)
a	Centene Corp.	173,000	$11,518,340
a	Deciphera Pharmaceuticals Inc.	125,000	7,247,500
a	DexCom Inc.	189,414	63,491,573
a	Elanco Animal Health Inc.	660,000	16,308,600
a	Guardant Health Inc.	257,000	19,778,720
a	GW Pharmaceuticals PLC, ADR (United Kingdom)	176,700	17,694,738
a	HealthEquity Inc.	336,000	18,906,720
a	Heron Therapeutics Inc.	1,124,000	16,028,240
a	IDEXX Laboratories Inc.	198,500	55,103,600
a	Iovance Biotherapeutics Inc.	98,000	3,150,700
a	iRhythm Technologies Inc.	154,450	16,316,098
a	Livongo Health Inc.	483,000	19,324,830
a	Mettler-Toledo International Inc.	73,150	52,663,611
a	Penumbra Inc.	185,247	32,847,998
a	PTC Therapeutics Inc.	320,000	16,294,400
a	Reata Pharmaceuticals Inc.	107,000	16,923,120
a	Revance Therapeutics Inc.	575,000	10,643,250
a	Veeva Systems Inc.	256,000	48,844,800

			476,405,948

	Industrials 13.9%
a	CoStar Group Inc.	121,300	78,633,938
	Fastenal Co.	639,000	23,144,580
	Fortive Corp.	599,500	38,368,000
	IDEX Corp.	263,500	40,481,505
a	Kratos Defence & Security Solutions Inc.	215,000	3,229,300
a	Mercury Systems Inc.	377,000	33,613,320
	Old Dominion Freight Line Inc.	114,150	16,584,853
	Republic Services Inc.	501,000	39,248,340
	Roper Technologies Inc.	141,930	48,402,388
	Stanley Black & Decker Inc.	202,500	22,315,500
	TransUnion	457,000	36,007,030
	Verisk Analytics Inc.	444,000	67,856,520

			447,885,274

	Information Technology 36.1%
a	Adyen NV (Netherlands)	23,750	23,451,814
a	Alteryx Inc.	296,000	33,501,280
	Amphenol Corp., A	443,000	39,099,180
a	ANSYS Inc.	176,500	46,212,995
a	Atlassian Corp. PLC	311,000	48,357,390
a,c	Bill.Com Holdings Inc.	197,400	11,624,886
a,b	Bill.Com Holdings Inc.	433,333	23,281,742
a	Black Knight Inc.	841,000	59,349,370
	Booz Allen Hamilton Holding Corp.	20,000	1,468,800
a	CloudFlare Inc., A	1,089,400	25,666,264
a	DocuSign Inc.	686,000	71,858,500

franklintempleton.com	Annual Report	49

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

		Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Information Technology (continued)
	Entegris Inc.	115,000	$6,236,450
a	EPAM Systems Inc.	159,000	35,121,510
	Global Payments Inc.	373,500	62,008,470
a	GoDaddy Inc., A	676,800	46,990,224
	Jack Henry & Associates Inc.	120,500	19,707,775
a	Keysight Technologies Inc.	391,000	37,837,070
	KLA Corp.	284,500	46,683,605
a	Lattice Semiconductor Corp.	1,225,214	27,579,567
	Microchip Technology Inc.	230,000	20,177,900
	Monolithic Power Systems	206,500	41,281,415
	NXP Semiconductors NV (Netherlands)	163,000	16,229,910
a	Okta Inc., A	245,500	37,144,150
a	Paylocity Holding Corp.	340,000	38,940,200
a,b,d	Phononic Devices Inc., wts., 12/01/29	511,298	628,432
a	Q2 Holdings Inc.	318,000	25,350,960
a	Semtech Corp.	343,963	15,560,886
a	SiTime Corp. (Japan)	469,000	10,158,540
a	Square Inc., A	414,000	26,967,960
a	Synopsys Inc.	420,500	66,068,960
a	Twilio Inc., A	450,000	50,535,000
a	ViaSat Inc.	304,050	12,891,720
a	WEX Inc.	139,500	18,458,640
a	Wix.com Ltd. (Israel)	165,500	21,649,055
a	Workday Inc., A	107,500	16,544,250
	Xilinx Inc.	330,500	28,885,700
a	Zendesk Inc.	445,000	34,211,600
a	Zscaler Inc.	245,500	16,468,140

			1,164,190,310

	Materials 2.6%
	Ball Corp.	551,000	36,140,090
a	Ingevity Corp.	370,780	19,250,898
	Martin Marietta Materials Inc.	153,000	29,105,190

			84,496,178

	Real Estate 2.4%
	SBA Communications Corp., A	268,000	77,698,560

	Total Common Stocks and Other Equity Interests (Cost $2,296,829,586)		3,163,925,887

	Preferred Stocks 0.5%
	Consumer Discretionary 0.4%
a,b,d	Proterra Inc., pfd., 5, 144A	1,416,913	11,834,651

	Information Technology 0.1%
a,b,d	Phononic Devices Inc., pfd., F	2,970,061	3,875,755

	Total Preferred Stocks (Cost $14,635,912)		15,710,406

50	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

		Principal Amount	Value
e,f	Senior Floating Rate Interests (Cost $481,096) 0.0%†
	Information Technology 0.0%†
b,d,g	Phononic Devices Inc., Term Loan A, PIK, 12.00%, 1/17/24	$481,096	$394,282

		Shares
	Escrows and Litigation Trusts (Cost $0) 0.0%
b	DraftKings Inc., Escrow Account,	26,292	—

	Total Investments before Short Term Investments (Cost $2,311,946,594)		3,180,030,575

	Short Term Investments 2.1%

	Money Market Funds (Cost $52,245,134) 1.6%
h,i	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	52,245,134	52,245,134

j	Investments from Cash Collateral Received for Loaned Securities 0.5%
	Money Market Funds (Cost $14,660,525) 0.5%
h,i	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	14,660,525	14,660,525

	Total Investments (Cost $2,378,852,253) 100.8%		3,246,936,234
	Other Assets, less Liabilities (0.8)%		(24,529,095)

	Net Assets 100.0%		$3,222,407,139

See Abbreviations on page 78.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cA portion or all of the security is on loan at April 30, 2020. See Note 1(d).

dSee Note 8 regarding restricted securities.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(e) regarding senior floating rate interests.

gIncome may be received in additional securities and/or cash.

hSee Note 3(f) regarding investments in affiliated management investment companies.

iThe rate shown is the annualized seven-day effective yield at period end.

jSee Note 1(d) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	51

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

April 30, 2020

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,756,490,103	$1,772,199,340	$2,311,946,594
Cost - Non-controlled affiliates (Note 3f and 9)	57,273,935	108,826,732	66,905,659

Value - Unaffiliated issuers+	$3,945,173,998	$2,300,537,741	$3,180,030,575
Value - Non-controlled affiliates (Note 3f and 9)	57,273,935	108,826,732	66,905,659
Receivables:
Investment securities sold	12,202,474	6,152,627	4,522,076
Capital shares sold	2,862,896	2,599,640	2,303,466
Dividends and interest	487,109	208,701	337,600
Other assets	4,337	2,830	3,573

Total assets	4,018,004,749	2,418,328,271	3,254,102,949

Liabilities:
Payables:
Investment securities purchased	12,494,095	5,142,615	10,793,695
Capital shares redeemed	10,588,425	4,679,511	3,607,295
Management fees	1,648,582	1,082,485	1,086,568
Distribution fees	719,112	196,273	590,861
Transfer agent fees	615,996	448,497	729,729
Payable upon return of securities loaned	9,585,975	34,288,350	14,660,525
Accrued expenses and other liabilities	209,363	148,780	227,137

Total liabilities	35,861,548	45,986,511	31,695,810

Net assets, at value	$3,982,143,201	$2,372,341,760	$3,222,407,139

Net assets consist of:
Paid-in capital	$1,769,429,884	$1,875,678,989	$2,307,472,922
Total distributable earnings (losses)	2,212,713,317	496,662,771	914,934,217

Net assets, at value	$3,982,143,201	$2,372,341,760	$3,222,407,139

+Includes securities loaned	$9,146,086	$32,703,179	$10,935,873

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2020

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Class A:
Net assets, at value	$2,883,392,395	$ 686,791,079	$2,515,800,942

Shares outstanding	72,821,867	36,436,817	78,247,003

Net asset value per share[a]	$39.60	$18.85	$32.15

Maximum offering price per share (net asset value per share ÷ 94.50%)	$41.90	$19.95	$34.02

Class C:
Net assets, at value	$ 216,756,727	$ 66,268,641	$ 138,939,877

Shares outstanding	6,857,603	4,510,319	7,156,957

Net asset value and maximum offering price per share[a]	$31.61	$14.69	$19.41

Class R:
Net assets, at value	$ 31,059,511	$ 54,368,881	$ 40,997,076

Shares outstanding	832,307	3,093,312	1,440,778

Net asset value and maximum offering price per share	$37.32	$17.58	$28.45

Class R6:
Net assets, at value	$ 383,207,822	$1,136,758,585	$ 224,340,570

Shares outstanding	8,715,435	53,949,158	6,044,116

Net asset value and maximum offering price per share	$43.97	$21.07	$37.12

Advisor Class:
Net assets, at value	$ 467,726,746	$ 428,154,574	$ 302,328,674

Shares outstanding	10,798,884	20,686,514	8,328,973

Net asset value and maximum offering price per share	$43.31	$20.70	$36.30

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	53

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2020

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 20,882,947	$ 10,828,030	$ 18,131,451
Non-controlled affiliates (Note 3f and 9)	428,369	976,565	1,573,227
Interest:
Unaffiliated issuers	—	—	16,678
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	2,211,519	1,910,492	2,173,970
Non-controlled affiliates (Note 3f)	198,031	430,171	413,049

Total investment income	23,720,866	14,145,258	22,308,375

Expenses:
Management fees (Note 3a)	21,551,052	15,909,084	15,347,668
Distribution fees: (Note 3c)
Class A	7,056,910	1,782,222	6,491,737
Class C	2,233,978	798,300	1,536,222
Class R	167,014	327,043	227,131
Transfer agent fees: (Note 3e)
Class A	3,885,497	1,379,772	4,140,498
Class C	307,485	154,519	244,935
Class R	46,391	126,688	74,143
Class R6	100,818	410,476	111,467
Advisor Class	682,148	1,176,315	508,633
Custodian fees (Note 4)	36,547	24,154	24,786
Reports to shareholders	274,709	161,902	318,644
Registration and filing fees	154,815	122,809	152,961
Professional fees	94,595	95,455	81,763
Trustees’ fees and expenses	48,718	32,374	42,611
Other	78,355	62,171	69,816

Total expenses	36,719,032	22,563,284	29,373,015
Expense reductions (Note 4)	(903)	(174)	(201)
Expenses waived/paid by affiliates (Note 3f and 3g)	(147,145)	(523,716)	(520,930)

Net expenses	36,570,984	22,039,394	28,851,884

Net investment income (loss)	(12,850,118)	(7,894,136)	(6,543,509)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	133,545,617	13,231,650	192,316,731
Non-controlled affiliates (Note 3f and 9)	—	4,442,023	—
Foreign currency transactions	—	1,570	18,213

Net realized gain (loss)	133,545,617	17,675,243	192,334,944

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	214,046,447	(159,313,025)	(99,401,303)
Non-controlled affiliates (Note 3f and 9)	—	(8,168,573)	—

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended April 30, 2020

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Net change in unrealized appreciation (depreciation)	$214,046,447	$(167,481,598)	$(99,401,303)

Net realized and unrealized gain (loss)	347,592,064	(149,806,355)	92,933,641

Net increase (decrease) in net assets resulting from operations	$334,741,946	$(157,700,491)	$ 86,390,132

*Foreign taxes withheld on dividends	$6,488	$—	$12,332

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	55

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund

	Year Ended April 30,		Year Ended April 30,

	2020	2019	2020	2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (12,850,118)	$ (12,309,279)	$ (7,894,136)	$ (12,755,804)
Net realized gain (loss)	133,545,617	459,863,571	17,675,243	359,902,029
Net change in unrealized appreciation (depreciation)	214,046,447	124,321,685	(167,481,598)	33,288,454

Net increase (decrease) in net assets resulting from operations	334,741,946	571,875,977	(157,700,491)	380,434,679

Distributions to shareholders:
Class A	(237,578,955)	(270,776,543)	(48,340,636)	(119,248,780)
Class C	(22,239,105)	(29,467,299)	(6,520,298)	(19,107,819)
Class R	(2,892,923)	(3,826,333)	(4,473,797)	(13,109,783)
Class R6	(28,916,895)	(36,746,123)	(64,617,144)	(158,804,029)
Advisor Class	(38,146,343)	(56,405,582)	(40,149,307)	(120,036,837)

Total distributions to shareholders	(329,774,221)	(397,221,880)	(164,101,182)	(430,307,248)

Capital share transactions: (Note 2)
Class A	62,785,864	274,938,208	68,255,158	66,793,851
Class C	(22,481,948)	(164,852,400)	(12,115,565)	(37,156,667)
Class R	(5,745,243)	(765,911)	(11,347,524)	5,850,633
Class R6	(39,007,657)	25,388,596	198,501,453	156,516,510
Advisor Class	(44,198,935)	(101,787,858)	(237,802,378)	29,111,361

Total capital share transactions	(48,647,919)	32,920,635	5,491,144	221,115,688

Net increase (decrease) in net assets	(43,680,194)	207,574,732	(316,310,529)	171,243,119

Net assets:
Beginning of year	4,025,823,395	3,818,248,663	2,688,652,289	2,517,409,170

End of year	$3,982,143,201	$4,025,823,395	$2,372,341,760	$2,688,652,289

56	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small-Mid Cap Growth Fund

	Year Ended April 30,

	2020	2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (6,543,509)	$ (8,359,866)
Net realized gain (loss)	192,334,944	651,025,562
Net change in unrealized appreciation (depreciation)	(99,401,303)	(99,480,161)

Net increase (decrease) in net assets resulting from operations	86,390,132	543,185,535

Distributions to shareholders:
Class A	(425,921,425)	(273,591,265)
Class C	(36,725,001)	(25,744,621)
Class R	(8,320,703)	(8,327,251)
Class R6	(36,761,924)	(27,160,456)
Advisor Class	(46,972,961)	(54,511,212)

Total distributions to shareholders	(554,702,014)	(389,334,805)

Capital share transactions: (Note 2)
Class A	190,363,531	299,393,170
Class C	(152,558)	(163,688,617)
Class R	(2,601,164)	(20,982,789)
Class R6	(3,283,468)	(34,742,726)
Advisor Class	(15,986,912)	(176,059,390)

Total capital share transactions	168,339,429	(96,080,352)

Net increase (decrease) in net assets	(299,972,453)	57,770,378
Net assets:
Beginning of year	3,522,379,592	3,464,609,214

End of year	$3,222,407,139	$3,522,379,592

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	57

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds, three of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call

58	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

into question the reliability of the value of a portfolio security held by the Funds. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

Certain or all Funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Organization and Significant Accounting Policies (continued)

d. Securities Lending (continued)

the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received.

e. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

f. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

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h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2020
Shares sold[a]	9,010,676	$350,593,688	9,570,599	$191,507,079
Shares issued in reinvestment of distributions	5,700,998	220,628,503	2,179,464	46,378,986
Shares redeemed	(13,139,219)	(508,436,327)	(8,559,848)	(169,630,907)

Net increase (decrease)	1,572,455	$62,785,864	3,190,215	$68,255,158

Year ended April 30, 2019
Shares sold[a]	11,527,502	$446,798,931	7,109,392	$159,713,318
Shares issued in reinvestment of distributions	7,925,459	253,773,429	6,425,425	111,866,657
Shares redeemed	(11,143,246)	(425,634,152)	(9,200,387)	(204,786,124)

Net increase (decrease)	8,309,715	$274,938,208	4,334,430	$66,793,851

Class C Shares:
Year ended April 30, 2020
Shares sold	1,293,129	$40,701,483	568,029	$8,922,309
Shares issued in reinvestment of distributions	702,780	21,772,176	377,981	6,285,830
Shares redeemed[a]	(2,670,750)	(84,955,607)	(1,712,157)	(27,323,704)

Net increase (decrease)	(674,841)	$(22,481,948)	(766,147)	$(12,115,565)

Year ended April 30, 2019
Shares sold	1,419,843	$46,769,565	616,858	$10,919,327
Shares issued in reinvestment of distributions	1,096,405	28,890,280	1,309,694	18,270,229
Shares redeemed[a]	(7,237,389)	(240,512,245)	(3,457,014)	(66,346,223)

Net increase (decrease)	(4,721,141)	$(164,852,400)	(1,530,462)	$(37,156,667)

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2. Shares of Beneficial Interest (continued)

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund

	Shares	Amount	Shares	Amount
Class R Shares:
Year ended April 30, 2020
Shares sold	153,696	$5,674,779	629,374	$11,840,906
Shares issued in reinvestment of distributions	77,840	2,841,942	224,509	4,458,744
Shares redeemed	(386,976)	(14,261,964)	(1,464,103)	(27,647,174)

Net increase (decrease)	(155,440)	$(5,745,243)	(610,220)	$(11,347,524)

Year ended April 30, 2019
Shares sold	181,946	$6,761,234	1,090,360	$23,643,908
Shares issued in reinvestment of distributions	123,799	3,767,199	792,641	12,967,603
Shares redeemed	(308,476)	(11,294,344)	(1,435,500)	(30,760,878)

Net increase (decrease)	(2,731)	$(765,911)	447,501	$5,850,633

Class R6 Shares:
Year ended April 30, 2020
Shares sold	1,145,175	$48,845,021	19,214,024	$441,200,848
Shares issued in reinvestment of distributions	497,757	21,363,741	2,403,945	57,093,695
Shares redeemed	(2,557,431)	(109,216,419)	(13,369,234)	(299,793,090)

Net increase (decrease)	(914,499)	$(39,007,657)	8,248,735	$198,501,453

Year ended April 30, 2019
Shares sold	1,593,233	$65,447,277	14,008,871	$340,717,317
Shares issued in reinvestment of distributions	798,910	28,041,731	7,029,042	135,098,188
Shares redeemed	(1,611,469)	(68,100,412)	(12,935,223)	(319,298,995)

Net increase (decrease)	780,674	$25,388,596	8,102,690	$156,516,510

Advisor Class Shares:
Year ended April 30, 2020
Shares sold	1,896,594	$77,753,071	5,254,643	$114,830,032
Shares issued in reinvestment of distributions	881,490	37,286,998	1,514,761	35,354,523
Shares redeemed	(3,804,471)	(159,239,004)	(17,129,278)	(387,986,933)

Net increase (decrease)	(1,026,387)	$(44,198,935)	(10,359,874)	$(237,802,378)

Year ended April 30, 2019
Shares sold	4,826,217	$192,490,364	6,621,879	$160,225,038
Shares issued in reinvestment of distributions	1,596,331	55,344,783	5,738,085	108,679,322
Shares redeemed	(8,711,497)	(349,623,005)	(10,287,992)	(239,792,999)

Net increase (decrease)	(2,288,949)	$(101,787,858)	2,071,972	$29,111,361

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	Franklin Small-Mid Cap Growth Fund

	Shares	Amount

Class A Shares:
Year ended April 30, 2020
Shares sold[a]	10,129,339	$347,408,925
Shares issued in reinvestment of distributions	12,415,749	403,511,847
Shares redeemed	(16,517,051)	(560,557,241)

Net increase (decrease)	6,028,037	$190,363,531

Year ended April 30, 2019
Shares sold[a]	14,858,754	$536,401,847
Shares issued in reinvestment of distributions	8,741,011	259,433,312
Shares redeemed	(14,104,259)	(496,441,989)

Net increase (decrease)	9,495,506	$299,393,170

Class C Shares:
Year ended April 30, 2020
Shares sold	923,627	$20,355,427
Shares issued in reinvestment of distributions	1,836,941	36,150,992
Shares redeemed[a]	(2,541,653)	(56,658,977)

Net increase (decrease)	218,915	$(152,558)

Year ended April 30, 2019
Shares sold	1,512,688	$38,650,988
Shares issued in reinvestment of distributions	1,265,311	25,318,892
Shares redeemed[a]	(8,796,878)	(227,658,497)

Net increase (decrease)	(6,018,879)	$(163,688,617)

Class R Shares:
Year ended April 30, 2020
Shares sold	266,016	$8,098,504
Shares issued in reinvestment of distributions	285,909	8,231,336
Shares redeemed	(618,220)	(18,931,004)

Net increase (decrease)	(66,295)	$(2,601,164)

Year ended April 30, 2019
Shares sold	402,799	$13,332,859
Shares issued in reinvestment of distributions	300,662	8,087,803
Shares redeemed	(1,329,075)	(42,403,451)

Net increase (decrease)	(625,614)	$(20,982,789)

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2. Shares of Beneficial Interest (continued)

	Franklin Small-Mid Cap Growth Fund

	Shares	Amount

Class R6 Shares:
Year ended April 30, 2020
Shares sold	1,909,281	$74,347,388
Shares issued in reinvestment of distributions	888,615	33,287,500
Shares redeemed	(2,947,420)	(110,918,356)

Net increase (decrease)	(149,524)	$(3,283,468)

Year ended April 30, 2019
Shares sold	2,051,263	$81,360,684
Shares issued in reinvestment of distributions	733,010	24,453,238
Shares redeemed	(3,502,497)	(140,556,648)

Net increase (decrease)	(718,224)	$(34,742,726)

Advisor Class Shares:
Year ended April 30, 2020
Shares sold	1,829,927	$68,814,106
Shares issued in reinvestment of distributions	1,212,081	44,434,905
Shares redeemed	(3,356,267)	(129,235,923)

Net increase (decrease)	(314,259)	$(15,986,912)

Year ended April 30, 2019
Shares sold	3,117,800	$123,344,447
Shares issued in reinvestment of distributions	1,592,925	52,232,005
Shares redeemed	(9,309,703)	(351,635,842)

Net increase (decrease)	(4,598,978)	$(176,059,390)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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a. Management Fees

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Franklin Small-Mid Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the year ended April 30, 2020, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
0.544%	0.618%	0.457%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Fund’s average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Reimbursement Plans:
Class A.	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%

For Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$328,028	$166,962	$360,570
CDSC retained	$ 15,589	$ (956)	$ 19,281

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Transfer agent fees	$2,295,295	$1,405,689	$2,027,796

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin Growth Opportunities Fund
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$69,126,928	$631,374,751	$(652,813,719)	$ —	$ —	$47,687,960	47,687,960	$428,369

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3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin Growth Opportunities Fund (continued)
Non-Controlled Affiliates (continued)
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$ —	$ 243,081,295	$ (233,495,320)	$ —	$ —	$ 9,585,975	9,585,975	$ 198,031

Total Affiliated Securities	$ 69,126,928	$ 874,456,046	$ (886,309,039)	$ —	$ —	$ 57,273,935		$ 626,400

Franklin Small Cap Growth Fund
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$ 70,752,806	$ 522,577,554	$ (518,791,978)	$ —	$ —	$ 74,538,382	74,538,382	$ 976,565
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.01%	18,262,684	442,610,348	(426,584,682)	—	—	34,288,350	34,288,350	430,171

Total Affiliated Securities	$ 89,015,490	$ 965,187,902	$ (945,376,660)	$ —	$ —	$108,826,732		$1,406,736

Franklin Small-Mid Cap Growth Fund
Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$124,157,073	$ 723,917,019	$ (795,828,958)	$ —	$ —	$ 52,245,134	52,245,134	$1,573,227
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.01%	6,811,635	333,855,812	(326,006,922)	—	—	14,660,525	14,660,525	413,049

Total Affiliated Securities	$130,968,708	$1,057,772,831	$(1,121,835,880)	$ —	$ —	$ 66,905,659		$1,986,276

g. Waiver and Expense Reimbursements

For Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%, 0.02% and 0.02%, respectively based on the average net assets of the class until August 31, 2020.

Prior to September 1, 2019, for Franklin Growth Opportunities Fund, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class.

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h. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended April 30, 2020, were as follows:

	Franklin Growth Opportunities Fund	Franklin Small-Mid Cap Growth Fund
Purchases	$ —	$3,099,250
Sales.	$1,696,760	$2,323,880

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2020, the deferred losses were as follows:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Post-October capital losses	$ —	$16,223,354	$46,315,087
Late-year ordinary losses	$5,136,150	$ 3,339,517	$ 2,637,568

The tax character of distributions paid during the years ended April 30, 2020 and 2019, was as follows:

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund

	2020	2019	2020	2019	2020	2019
Distributions paid from:
Ordinary income	$ —	$ —	$ 22,658,947	$ 13,084,020	$ 23,014,333	$ 26,220,410
Long term capital gain	329,774,221	397,221,880	141,442,235	417,223,228	531,687,681	363,114,395

	$329,774,221	$397,221,880	$164,101,182	$430,307,248	$554,702,014	$389,334,805

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5. Income Taxes (continued)

At April 30, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Cost of investments	$1,815,806,995	$1,893,138,860	$2,381,402,148

Unrealized appreciation	$2,232,980,485	$ 717,110,793	$ 956,730,943
Unrealized depreciation	(46,339,547)	(200,885,180)	(91,196,857)

Net unrealized appreciation (depreciation)	$2,186,640,938	$ 516,225,613	$ 865,534,086

Distributable earnings:
Undistributed long term capital gains	$ 31,208,536	$ —	$ 90,544,766

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2020, were as follows:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Purchases	$ 764,389,713	$ 883,185,903	$1,725,795,990
Sales.	$1,128,343,035	$1,052,220,532	$2,052,116,048

At April 30, 2020, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Securities lending transactions[a]:
Equity Investments[b]	$9,585,975	$34,288,350	$14,660,525

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

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8. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
Franklin Growth Opportunities Fund
2,610,594	ClearMotion Inc., pfd., C	11/06/17	$5,500,000	$7,675,295
3,698,772	ClearMotion Inc., pfd., D	12/21/18	10,000,000	11,397,363
642,459	Confluent Inc., pfd., E	4/13/20	9,616,776	9,616,776
201,294	GitLab Inc., pfd., E	9/11/19	3,749,986	3,532,583
207,551	Hashicorp Inc., E.	3/06/20	12,004,812	12,004,812
1,673,284	LegalZoom.com Inc.	7/20/18	16,479,337	20,046,660
509,182	Optoro Inc., pfd., E	7/24/18	10,020,702	13,293,475
2,362,202	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	11,896,616	19,730,101
596,775	Proterra Inc., pfd., 6, 144A	6/07/17	3,306,052	4,984,515
780,667	Proterra Inc., pfd., 7.	5/21/18 - 9/18/18	5,094,960	6,520,458
289,016	Proterra Inc., pfd., 8.	8/02/19	1,996,378	2,413,982
928,488	Sweetgreen Inc., pfd., H.	11/09/18	12,107,484	13,435,041
100,835	Sweetgreen Inc., pfd., I	9/16/19	1,724,279	1,621,077
805,800	Tanium Inc., pfd., G	9/14/15	4,000,233	6,038,708
504,854	Tempus Labs Inc., pfd., F	5/29/19	12,499,983	15,849,773
126,131	Tempus Labs Inc., pfd., G	2/06/20	4,837,427	4,843,333
5,028,735	Wheels Up Partners LLC, pfd., D	5/16/19 - 8/02/19	17,499,998	17,193,220

	Total Restricted Securities (Value is 4.3% of Net Assets)		$142,335,023	$170,197,172

Franklin Small Cap Growth Fund
3,698,772	ClearMotion Inc., pfd., D	12/21/18	$10,000,000	$11,397,363
1,431,280	LegalZoom.com Inc.	7/20/18	14,095,961	17,147,349
508,130	Optoro Inc., pfd., E	7/24/18	9,999,999	13,266,009
1,787,047	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	8,999,998	14,926,165
1,310,834	Proterra Inc., pfd., 6, 144A	6/07/17 - 1/02/18	7,261,842	10,948,635
536,367	Proterra Inc., pfd., 7.	5/21/18	3,500,556	4,479,962
596,471	Rent the Runway Inc., pfd., F	3/21/19	13,333,328	11,535,214
203,515	Rent the Runway Inc., pfd., G	4/30/20	3,000,006	2,864,474
1,542,673	Smule Inc., pfd., G, 144A	5/31/16	11,099,995	9,464,137
352,675	Smule Inc., pfd., H, 144A	4/27/17	2,999,995	2,548,305
383,435	Sweetgreen Inc., pfd., H	11/09/18	4,999,992	5,548,230
41,641	Sweetgreen Inc., pfd., I	9/16/19	712,061	669,443
361,111	Tula eTechnology Inc.	11/01/18	—	—

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8. Restricted Securities (continued)

Principal Amount/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
Franklin Small Cap Growth Fund
3,611,111	Tula Technology Inc., E	9/08/17	$6,500,000	$7,165,798
4,310,344	Wheels Up Partners LLC, pfd., D	5/16/19 - 8/02/19	14,999,997	14,737,045

	Total Restricted Securities (Value is 5.3% of Net Assets)		$111,503,730	$126,698,129

Franklin Small-Mid Cap Growth Fund
2,970,061	Phononic Devices Inc., pfd., F.	6/06/19	$7,499,998	$3,875,755
481,096	Phononic Devices Inc., Term Loan A, PIK, 12.00%, 1/17/24	1/17/20	481,096	394,282
511,298	Phononic Devices Inc., wts., 12/01/29	1/17/20	47	628,432
1,416,913	Proterra Inc., pfd., 5, 144A	9/21/16	7,135,914	11,834,651

	Total Restricted Securities (Value is 0.5% of Net Assets)		$15,117,055	$16,733,120

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year		Number of Shares Held at End of Year	Dividend Income
Franklin Small Cap Growth Fund
Non-Controlled Affiliates
The KeyW Holding Corp.	$33,592,278	$—	$(33,325,672)	$7,901,967	$(8,168,573)	$	—[a]	—	$—
Sportsman’s Warehouse Holdings Inc.	16,003,372	$1,768,014	(13,650,281)	(3,459,944)	—[b]		—[b]	—	—

Total Affiliated Securities	$49,595,650	$1,768,014	$(46,975,953)	$4,442,023	$(8,168,573)		$—		$—

aAs of April 30, 2020, no longer held by the fund.

bAs of April 30, 2020, no longer an affiliate.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of

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all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2020, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of April 30, 2020, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Communication Services	$228,423,492	$—	$6,038,708		$234,462,200
Consumer Discretionary	475,565,765	—	67,777,832		543,343,597
Health Care	611,930,351	—	20,693,106		632,623,457
Industrials	368,507,033	—	30,486,695		398,993,728
Information Technology	1,486,978,602	—	88,854,076		1,575,832,678
All Other Equity Investments	559,918,338	—	—		559,918,338
Short Term Investments	57,273,935	—	—		57,273,935

Total Investments in Securities	$3,788,597,516	$—	$213,850,417		$4,002,447,933

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$277,704,821	$—	$130,775,542	[c]	$408,480,363
Industrials	342,063,624	—	28,003,054		370,066,678
Information Technology	623,797,106	—	29,159,791		652,956,897
All Other Equity Investments	869,033,803	—	—		869,033,803
Escrows and Litigation Trusts	—	—	—	[c]	—
Short Term Investments	108,826,732	—	—		108,826,732

Total Investments in Securities	$2,221,426,086	$—	$187,938,387		$2,409,364,473

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11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$430,552,458	$—	$60,763,593	[c]	$491,316,051
Information Technology	1,140,280,136	—	27,785,929		1,168,066,065
All Other Equity Investments	1,520,254,177	—	—		1,520,254,177
Senior Floating Rate Interests	—	—	394,282		394,282
Escrows and Litigation Trusts	—	—	—[c]		—
Short Term Investments	66,905,659	—	—		66,905,659

Total Investments in Securities	$3,157,992,430	$—	$88,943,804		$3,246,936,234

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at April 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At April 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Communication Services	$4,893,610		$—	$—	$—	$—	$—	$1,145,098	$6,038,708		$1,145,098
Consumer Discretionary	65,366,728		3,720,657	—	—	—	—	(1,309,553)	67,777,832		(1,309,553)
Financials	14,395,754		—	—	—	(13,500,004)	—	(895,750)	—		—
Health Care	—		17,337,410	—	—	—	—	3,355,696	20,693,106		3,355,696
Industrials	12,168,487		17,499,998	—	—	—	—	818,210	30,486,695		818,210
Information Technology	20,473,416		25,371,574	—	—	13,500,004	—	29,509,082	88,854,076		29,509,082

Total Investments in Securities	$117,297,995		$63,929,639	$—	$—	$—	$—	$32,622,783	$213,850,417		$33,518,533

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$119,996,881	[c]	$3,712,067	$—	$—	$(15,000,004)	$—	$22,066,598	$130,775,542	[c]	$30,259,876
Industrials	12,143,346		14,999,997	—	—	—	—	859,711	28,003,054		859,711
Information Technology	31,063,930		—	—	—	—	—	(1,904,139)	29,159,791		(1,904,139)
Escrows and Litigation Trusts	—		—	—	—	—	—	—	—[c]		—

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	Balance at Beginning of Year	Purchases	Sales	Transfer Into (Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Total Investments in Securities	$163,204,157	$18,712,064	$—	$—	$(15,000,004)	$—	$21,022,170	$187,938,387	$29,215,448

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$33,865,637	$—	$—	$—	$—	$—	$26,897,956	$60,763,593[c]	$26,009,860
Financials	7,677,734	—	—	—	(7,200,001)	—	(477,733)	—	—
Information Technology	—	7,500,045	—	—	7,200,001	—	13,085,883	27,785,929	13,085,883
Senior Floating Rate Interests	—	481,096	—	—	—	—	(86,814)	394,282	(86,814)
Escrows and Litigation Trusts	—	—	—	—	—	—	—	—[c]	—

Total Investments in Securities	$41,543,371	$7,981,141	$—	$—	$—	$—	$39,419,292	$88,943,804	$39,008,929

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2020, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Communication Services	$6,038,708	Discounted cash flow	Long term growth rate	5.0%	Increase[d]

			Discount rate	9.1%	Decrease[e]

			Discount for lack of marketability	23.5%	Decrease[d]

Consumer Discretionary	67,777,832	Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase[e]

			Long term growth rate	2.0%	Increase[d]

			Discount rate	8.9% - 12.7% (9.8%)	Decrease[e]

			Discount for lack of marketability	18.4% - 30.6% (23.1%)	Decrease[d]

			Terminal multiple	32.5x	Increase[d]

Health Care	20,693,106	Discounted cash flow	Discount rate	9.9%	Decrease[e]

			Long term growth rate	5.0%	Increase[d]

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11. Fair Value Measurements (continued)

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
			Discount for lack of marketability	20.3%	Decrease[d]

Industrials	30,486,695	Discounted cash flow	Discount rate	10.8% -19.9% (14.8%)	Decrease[e]

			Long term growth rate	3.0% - 5.0% (3.9%)	Increase[d]

			Discount for lack of marketability	24.1% - 25.4% (24.8%)	Decrease[d]

Information Technology	63,699,905	Discounted cash flow	Discount rate	11.4%	Decrease[e]

			Long term growth rate	4.0%	Increase[e]

			Discount for lack of marketability	15.1%	Decrease[d]

		Market comparables	Discount for lack of marketability	8.8%	Decrease[d]

All Other Investments[f]	25,154,171

Total	$213,850,417

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Discretionary	$127,273,601	Discounted cash flow	Forward EBITDA growth rate	4.0%		Increase[e]

			Long term growth rate	2.0% - 4.0% (3.0%)		Increase[d]

			Discount rate	8.9% - 14.2% (10.3%)		Decrease[e]

			Discount for lack of marketability	18.4% - 30.6% (23.0%)		Decrease[d]

			Terminal multiple	32.5x		Increase[d]

		Market comparables	EV / EBITDA multiple	21.1x - 22.2x		Increase[d]

			EV / revenue multiple	12.3x		Increase

			Discount for lack of marketability	11.1% - 20.6% (12.1%)		Decrease[e]

Industrials	28,003,054	Discounted cash flow	Discount rate	10.8% - 19.9% (15.1%	)	Decrease[e]

			Long term growth rate	3.0% - 5.0% (3.9%)		Increase[d]

			Discount for lack of marketability	24.1% - 25.4% (24.8%)		Decrease[d]

Information Technology	29,159,791	Market comparables	EV / revenue multiple	2.7x		Increase[d]

			Discount for lack of marketability	10.2%		Decrease[d]

		Discounted cash flow	Discount rate	11.4%		Decrease[e]

			Long term growth rate	4.0%		Increase[e]

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Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
			Discount for lack of marketability	15.1%	Decrease[d]
All Other Investments[f]	3,501,941[g]
Total	$187,938,387

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Discretionary	$60,622,709	Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase[d]
			Discount rate	8.9%	Decrease[e]
			Discount for lack of marketability	18.4%	Decrease[d]
		Market comparables	Discount for lack of marketability	11.1%	Decrease[d]
Information Technology	27,157,497	Discounted cash flow	Discount rate	16.0%	Decrease[d]
			Discount for lack of marketability	28.5%	Decrease[d]
			Terminal multiple	20.3x	Increase
		Market comparables	Discount for lack of marketability	8.8%	Decrease[d]
All Other Investments[f]	1,163,598[g]
Total	$88,943,804

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cIncludes common and preferred stocks as well as other equity interests.

dRepresents a significant impact to fair value but not net assets.

eRepresents a significant impact to fair value and net assets.

fIncludes fair value of immaterial assets and/or liabilities developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

gIncludes securities determined to have no value at April 30, 2020.

Abbreviations

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

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13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt
PIK	Payment-In-Kind

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund (three of the funds constituting Franklin Strategic Series, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2020:

Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$329,774,221	$141,442,235	$531,687,681

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended April 30, 2020:

Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$ —	$22,658,947	$23,014,333

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2020:

Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

0.00%	44.13%	75.76%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended April 30, 2020:

Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

$19,529,074	$9,999,320	$17,716,218

Distributions, including qualified dividend income, paid during calendar year 2020 will be reported to shareholders on Form 1099-DIV by mid-February 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	129	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	110	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	129

Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since 2019	129

Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	129	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	129	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	140	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	129	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Since 2013

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment

Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Growth Opportunities Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

(each a Fund)

At a meeting held on April 7, 2020 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2020. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Growth Opportunities Fund - The Performance Universe for this Fund included the Fund and all retail and institutional multi-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Small Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional small-cap growth funds. The Board noted that the Fund’s annualized total return for the one-, three-, five-and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Franklin Small-Mid Cap Growth Fund - The Performance Universe for this Fund included the Fund and all retail and institutional mid-cap growth funds. The Board noted that the

Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board further noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods, while below the median, were 20.99%, 14.44%, 10.14% and 12.90%, respectively. The Board discussed this performance with management and management explained that sector allocation (primarily due to the Fund’s cash balance), the Fund’s relative bias toward smaller capitalization stocks, and stock selection were the primary detractors from relative performance over the one- and three-year periods, and that stock selection was the primary detractor from relative performance over the five-year period. Management further explained recent investment process enhancements, including greater involvement from the Investment Risk Management Group, the consolidation of certain of the Fund’s portfolio holdings and a reduction in the amount of the Fund’s cash balance. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was

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shown (i) for Class A shares for each of the Franklin Growth Opportunities Fund and the Franklin Small-Mid Cap Growth Fund and for each of the other funds in each Fund’s respective Expense Group; and (ii) for Class A shares for the Franklin Small Cap Growth Fund and for Class A shares and Class T shares for the other funds in the Fund’s Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Franklin Growth Opportunities Fund included the Fund and 17 other multi-cap growth funds. The Expense Group for the Franklin Small Cap Growth Fund included the Fund and 14 other small-cap growth funds. The Expense Group for the Franklin Small-Mid Cap Growth Fund included the Fund and 17 other mid-cap growth funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians and in the first quintile (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved

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the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Strategic Series

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		FSS1 A 06/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended April 30, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the target range for the federal funds rate in October for the third time during 2019, held the rate unchanged through February 2020. However, given larger economic risks posed by the pandemic, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, resulting in a target range of 0.00%–0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

U.S. equities advanced strongly during most of the reporting period, aided by steady economic growth, easing trade tensions and supportive monetary policy. However, a sharp selloff began in late February 2020 amid fears of a global economic slowdown due to the COVID-19 pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. In this environment, U.S. stocks, as measured by the Standard & Poor’s® 500 Index, posted a marginally positive total return for the 12-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a modest total return during the 12 months under review. Equities advanced strongly during most of the reporting period, aided by relatively steady economic growth, easing trade tensions and the U.S. Federal Reserve’s (Fed’s) supportive monetary policy. However, a sharp selloff began in late February 2020 amid investor fears of a global economic slowdown due to the novel coronavirus (COVID-19) pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash.

The Fed lowered the federal funds target rate three times in 2019 to a range of 1.50%–1.75%. The labor market remained strong through February 2020 and supported consumer spending.

However, economic activity contracted considerably as the COVID-19 pandemic spread and many state and local governments issued stay-at-home orders, which included business closures and restrictions. Layoffs in many industries, particularly retail, restaurants and hospitality, led to approximately 30 million workers filing for unemployment benefits in the last six weeks of the reporting period. As a result, the unemployment rate rose from a 50-year low of 3.5% in February 2020 to 14.7% at period-end, the highest level since the Great Depression.1

In an effort to buffer the sharp drop in economic activity, the Fed cut the federal funds target rate twice to a range of 0.00%–0.25% and announced broad quantitative easing measures aimed at ensuring the free flow of credit to borrowers and supporting credit markets with unlimited amounts of bond purchases. Meanwhile, Congress passed the Coronavirus Aid, Relief and Economic Security Act to provide economic relief for individuals and businesses, as well as additional funding for small businesses, while also considering proposals for longer-term economic stimulus. Investor sentiment was bolstered by the fiscal and monetary stimulus measures, anticipated development of COVID-19 treatments and gradual easing of social distancing policies beginning in late April 2020. U.S. stocks, as measured by the S&P 500, bounced from multi-year lows and finished the reporting period relatively flat.

The foregoing information reflects our analysis and opinions as of April 30, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Biotechnology Discovery Fund

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance Overview

The Fund’s Class A shares posted a +18.52% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, posted a +17.41% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of the U.S. stock market, posted a +0.86% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Also, in seeking sustainable growth characteristics, we look for companies that we believe can produce sustainable earnings growth and cash flow growth or the potential to generate income. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive

Portfolio Composition

Based on Total Net Assets as of 4/30/20

*Includes common, preferred stocks, escrows and litigation trusts as well as other equity interests.

advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Manager’s Discussion

During the 12 months under review, the biotechnology industry experienced some volatility. Please keep in mind that volatility is not uncommon in the biotechnology industry, and we seek to take advantage of short-term volatility by initiating positions or adding to existing holdings in companies we believe are undervalued.

Key contributors to the Fund’s absolute performance included Array Biopharma (not held at period-end), Iovance Biotherapeutics and Vertex Pharmaceuticals.

Cancer-focused biopharmaceutical company Array BioPharma was acquired by pharmaceuticals firm Pfizer (not a Fund holding) for a significant premium over the preannouncement stock closing price.

Iovance Biotherapeutics’ share price shot up in 2019’s second quarter following promising data from clinical studies of experimental treatments for cervical cancer and melanoma. Some of those gains were reversed in the third quarter as investors moved out of small- and mid-capitalization stocks to large-capitalization stocks, which

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
Vertex Pharmaceuticals Inc. Biotechnology	7.2%
Amgen Inc. Biotechnology	6.5%
Gilead Sciences Inc. Biotechnology	5.7%
Regeneron Pharmaceuticals Inc. Biotechnology	5.7%
Biogen Inc. Biotechnology	4.8%
Illumina Inc. Life Sciences Tools & Services	4.8%
Iovance Biotherapeutics Inc. Biotechnology	3.9%
GW Pharmaceuticals PLC Pharmaceuticals	3.6%
PTC Therapeutics Inc. Biotechnology	3.3%
Deciphera Pharmaceuticals Inc. Biotechnology	2.4%

were perceived as more defensive. Shares experienced significant volatility in March and April 2020, first surging on takeover rumors before giving those gains back, and finally rising again in anticipation of test results for a particular class of cancer drugs.

Vertex Pharmaceuticals’ share price increase began in October 2019 following the U.S. Food and Drug Administra-tion’s (FDA’s) approval of one of the company’s treatments for cystic fibrosis. The company’s stock price was further supported by a better-than-expected earnings report for 2019.

In contrast, key detractors from the Fund’s absolute performance included Alexion Pharmaceuticals, GW Pharmaceuticals and Sage Therapeutics.

Alexion Pharmaceuticals is a biopharmaceutical company that focuses on developing treatments for rare disorders. The company’s share price fell due to an August 2019 decision by regulators to review patents for Soliris, a blood disorder treatment. We believe that even if generic competitors to Soliris become available, the impact on sales of Ultomiris—the company’s next-generation blood disorder treatment—will be limited, and that the stock is still undervalued at current levels. However, we have reduced our position in the company as we expect the ongoing intellectual property rights proceedings to remain an overhang on its share price in the near term.

Shares of GW Pharmaceuticals, a cannabinoid-based drug developer, shed much of their value due to concerns about sales figures for its leading epilepsy treatment early in the period. This occurred despite broad regulatory approval and strong sales in Europe, and better-than-expected sales figures for 2019 failed to reverse those losses. We believe the company has suffered from general investor skepticism about new biotechnology products and a mistaken association with the wider cannabis industry, which saw a general selloff in 2019’s third quarter.

Sage Therapeutics’ stock plummeted following the unexpected FDA trial failure of its anti-depressant drug SAGE-217. Despite the setback, we still view Sage as a leading neuro drug developer, and believe the long term chances of SAGE-217 eventually reaching market justifies maintaining our position in the company.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

Sincerely,

Evan McCulloch, CFA Lead Portfolio Manager

Wendy Lam, Ph.D. Akiva Felt

Portfolio Management Team

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Performance Summary as of April 30, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	+18.52%	+12.00%
5-Year	+8.81%	+0.56%
10-Year	+292.65%	+14.01%

Advisor
1-Year	+18.82%	+18.82%
5-Year	+10.17%	+1.96%
10-Year	+303.20%	+14.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A  (5/1/10–4/30/20)

Advisor Class  (5/1/10–4/30/20)

See page 9 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Long-Term Capital Gain
A	$14.1643
C	$14.1643
R6	$14.1643
Advisor	$14.1643

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.02%	1.04%
Advisor	0.77%	0.79%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The NASDAQ Biotechnology Index is a modified capitalization weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,137.60	$5.26	$1,019.94	$4.97	0.99%
C	$1,000	$1,133.40	$9.23	$1,016.21	$8.72	1.74%
R6	$1,000	$1,139.70	$3.35	$1,021.73	$3.17	0.63%
Advisor	$1,000	$1,139.10	$3.94	$1,021.18	$3.72	0.74%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Natural Resources Fund

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services.

Performance Overview

The Fund’s Class A shares posted a -41.30% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Sector Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, posted a -28.20% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of the U.S. stock market, posted a +0.86% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that we believe typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects and greater commodity price leverage. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 15.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

Geographic Composition

Based on Total Net Assets as of 4/30/20

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Also, in seeking sustainable growth characteristics, we look for companies that we believe can produce sustainable earnings growth and cash flow growth or the potential to generate income. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 30.

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FRANKLIN NATURAL RESOURCES FUND

Sector Overview

Global commodity prices generally fell during the 12 months ended April 30, 2020. Even prior to the novel coronavirus (COVID-19) pandemic, raw material prices were declining due to oversupply, global trade disputes and slowing global industrial production. Energy and industrial prices ended the period lower, resulting from the lockdowns governments imposed in an effort to curtail the pandemic, while some precious metals increased as investors sought perceived safe-haven assets.

The COVID-19 pandemic and accompanying economic slowdown wreaked havoc on crude oil prices during the period. Demand destruction and ballooning supplies caused the U.S. and global oil benchmarks—West Texas Intermediate (WTI) and Brent crude oil, respectively—to fall to prices below the break-even point for most oil-producing countries. May 2020 WTI futures contracts reached negative territory in April, the first time oil futures dipped below zero, as many investors feared they would have nowhere to store the oil if they were forced to take physical delivery. Further hurting oil prices was a short but ugly price war between Saudi Arabia and Russia in March, prompted by Russia’s refusal to agree to production cuts. A production cut agreement between the Organization of the Petroleum Exporting Countries and Russia was reached in April.

U.S. natural gas prices also fell during the period, though significantly less so than oil. Natural gas prices hit a multi-decade low in the first quarter of 2020, as the COVID-19 pandemic exacerbated already low demand and existing oversupply due to an unusually warm winter in North America. However, natural gas’ lower prevalence as transportation fuel helped prices to be more resilient than oil. In April, declines in demand and increases in supply proved to be not as dire as predicted, leading to a monthly gain, though prices remained at historical lows.

Precious metals performed significantly better than industrial metals during the period. Gold prices were rising even prior to the COVID-19 pandemic, which caused many investors to favor certain alternative assets over equities and bonds. Record levels of government stimulus, as well as expectation of continued stimulus measures in the future, sparked fears about inflation and further drove up gold prices. Palladium prices also notably increased during the period. The metal, a key component in pollution-control devices for automobiles, benefited from increased demand driven by tighter emissions standards, particularly in China. However, gains were tempered by plummeting car sales following the pandemic. Silver prices ended the period relatively flat, while platinum prices fell. Industrial metals declined during the period.

Portfolio Composition

Based on Total Net Assets as of 4/30/20

Copper prices were pressured in 2019 by slowing global manufacturing and construction. The pandemic drove prices further down, as the metal’s reliance on demand from Chinese manufacturing meant it was one of the first commodities affected by the pandemic. Iron ore also fell during the period, due in part to a decline in Chinese steel production in 2019 due to U.S. tariff threats. Prices were further pressured by the pandemic, though iron ore performed better than other industrial metals due to surprisingly resilient demand from China.

Manager’s Discussion

Natural resources equities declined during the period, hit first by a combination of slowing global economic growth and international trade conflicts in 2019. Improving performance in late 2019 and early this year was sharply reversed by the COVID-19 outbreak, which resulted in severe government measures to contain the virus. These included closing nonessential businesses and issuing stay-at-home orders, which brought the world economy to a near standstill and sent oil prices plummeting. OPEC and Russia’s failure to initially reach a production cut agreement exacerbated the situation. Energy companies were hit particularly hard, but began to stage a recovery in late March from historically low levels. Gold mining companies, on the other hand, benefited

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FRANKLIN NATURAL RESOURCES FUND

from the economic downturn, which drove gold prices up as investors sought alternatives to equity markets and paper currency.

In this environment, an overweight and stock selection in oil and gas equipment and services detracted from relative results. Oil field services companies generally operate with higher operating leverage to commodity prices as they are dependent on producer profitability and spending, which made these companies particularly vulnerable to the drop in oil prices. Significant detractors in the industry included U.K.-based TechnipFMC and U.S.-based Oil States International.

An underweight and stock selection in the well-performing gold industry detracted from relative results. Underweighted holdings in Newmont, a U.S.-based mining company with global operations, and Canada-based Barrick Gold hurt performance, as did a lack of a position in another major Canadian gold miner.

Stock selection in oil and gas storage and transportation also hurt relative performance. U.S.-based Targa Resources was a significant detractor in the industry.

Elsewhere, relative detractors included U.S.-based oil and gas exploration and production (E&P) companies Callon Petroleum and Noble Energy.

Turning to contributors, an overweight in the copper industry and an off-benchmark position in the diversified chemicals industry helped relative results. Both industries detracted from absolute performance, but still performed better than the broader Index.

In copper, off-benchmark holdings in Chile-based Antofagasta and Canada-based Lundin Mining helped relative performance. Both companies benefited from expectations of government stimulus and China reopening its economy, which should drive increased demand. There were no significant individual contributors in diversified chemicals.

Elsewhere, relative contributors included U.S. natural gas E&P company Cabot Oil & Gas, an underweighted position in U.S.-based integrated oil and gas major Exxon Mobil, and Canadian gold miners Alamos Gold (not part of the Index) and B2Gold.

Cash holdings were another relative contributor given the decline in equity values.

Overall, we believe the size of the drop in energy equities is only justifiable if widespread global lockdowns last for more

Top 10 Holdings
4/30/20

Company Sector/Industry	% of Total Net Assets
Concho Resources Inc. Oil & Gas Exploration & Production	3.9%
Chevron Corp. Integrated Oil & Gas	3.8%
ConocoPhillips Oil & Gas Exploration & Production	3.6%
EOG Resources Inc. Oil & Gas Exploration & Production	3.4%
Exxon Mobil Corp. Integrated Oil & Gas	3.4%
Cabot Oil & Gas Corp. Oil & Gas Exploration & Production	3.2%
Diamondback Energy Inc. Oil & Gas Exploration & Production	3.2%
Pioneer Natural Resources Co. Oil & Gas Exploration & Production	3.1%
BHP Group PLC Diversified Metals & Mining	3.1%
Schlumberger Ltd. Oil & Gas Equipment & Services	2.7%

than a year. We anticipate economies opening earlier, and as a result have been buying companies we view as undervalued with significant purchases of the most severely impacted stocks and what we deemed to be the highest quality companies in mid-March.

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FRANKLIN NATURAL RESOURCES FUND

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

Sincerely,

Frederick G. Fromm, CFA

Matthew J. Adams, CFA
Stephen M. Land, CFA Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of April 30, 2020

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	-41.30%	-44.52%
5-Year	-53.55%	-15.18%
10-Year	-54.22%	-8.04%

Advisor
1-Year	-41.15%	-41.15%
5-Year	-52.98%	-14.01%
10-Year	-52.95%	-7.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 17 for Performance Summary footnotes.

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FRANKLIN NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/10–4/30/20)

Advisor Class (5/1/10–4/30/20)

See page 17 for Performance Summary footnotes.

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FRANKLIN NATURAL RESOURCES FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Net Investment Income
A	$0.3564
C	$0.0631
R6	$0.3749
Advisor	$0.4298

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.04%	1.04%
Advisor	0.79%	0.79%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Growth stock prices may fall dramatically if the company fails to meet projections of earnings or revenue; their prices may be more volatile than other securities, particularly over the short term. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The S&P North American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$709.50	$5.27	$1,018.70	$6.22	1.24%
C	$1,000	$706.70	$8.44	$1,014.97	$9.97	1.99%
R6	$1,000	$711.00	$2.89	$1,021.48	$3.42	0.68%
Advisor	$1,000	$710.20	$4.25	$1,019.89	$5.02	1.00%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

18	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Biotechnology Discovery Fund

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$138.85	$146.14	$147.22	$128.19	$182.30

Income from investment operations[a]:

Net investment income (loss)[b]	(0.69)	(0.99)	(0.80)	(0.79)	(0.94)

Net realized and unrealized gains (losses)	26.48	(1.75)	3.32	25.75	(39.39)

Total from investment operations	25.79	(2.74)	2.52	24.96	(40.33)

Less distributions from:

Net investment income	—	—	—	(1.73)	—

Net realized gains	(14.16)	(4.55)	(3.60)	(4.20)	(13.78)

Total distributions	(14.16)	(4.55)	(3.60)	(5.93)	(13.78)

Net asset value, end of year	$150.48	$138.85	$146.14	$147.22	$128.19

Total return[c]	18.52%	(1.60)%	1.69%	20.02%	(23.55)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.03%	1.02%	1.05%	1.04%	0.99%

Expenses net of waiver and payments by affiliates[d]	1.01%	1.00%	1.03%	1.02%	0.98%

Net investment income (loss)	(0.49)%	(0.67)%	(0.53)%	(0.58)%	(0.56)%

Supplemental data

Net assets, end of year (000’s)	$960,305	$924,611	$1,081,883	$1,176,687	$1,074,903

Portfolio turnover rate	32.92%	28.62%	26.95%	34.12%	22.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$133.51	$141.75	$143.98	$125.99	$180.67

Income from investment operations[a]:

Net investment income (loss)[b]	(1.70)	(2.03)	(1.90)	(1.81)	(2.11)

Net realized and unrealized gains (losses)	25.35	(1.66)	3.27	25.29	(38.79)

Total from investment operations	23.65	(3.69)	1.37	23.48	(40.90)

Less distributions from:

Net investment income	—	—	—	(1.29)	—

Net realized gains	(14.16)	(4.55)	(3.60)	(4.20)	(13.78)

Total distributions	(14.16)	(4.55)	(3.60)	(5.49)	(13.78)

Net asset value, end of year	$143.00	$133.51	$141.75	$143.98	$125.99

Total return[c]	17.62%	(2.33)%	0.93%	19.14%	(24.09)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.78%	1.77%	1.80%	1.79%	1.71%

Expenses net of waiver and payments by affiliates[d]	1.76%	1.75%	1.78%	1.77%	1.70%

Net investment income (loss)	(1.24)%	(1.42)%	(1.28)%	(1.33)%	(1.28)%

Supplemental data

Net assets, end of year (000’s)	$48,363	$46,508	$58,433	$53,935	$17,562

Portfolio turnover rate	32.92%	28.62%	26.95%	34.12%	22.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$143.83	$150.65	$151.03	$131.37	$185.75

Income from investment operations[a]:

Net investment income (loss)[b]	(0.18)	(0.46)	(0.17)	(0.25)	(0.32)

Net realized and unrealized gains (losses)	27.50	(1.81)	3.39	26.41	(40.28)

Total from investment operations	27.32	(2.27)	3.22	26.16	(40.60)

Less distributions from:

Net investment income	—	—	—	(2.30)	—

Net realized gains	(14.16)	(4.55)	(3.60)	(4.20)	(13.78)

Total distributions	(14.16)	(4.55)	(3.60)	(6.50)	(13.78)

Net asset value, end of year	$156.99	$143.83	$150.65	$151.03	$131.37

Total return	18.95%	(1.24)%	2.11%	20.50%	(23.24)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.74%	0.70%	0.65%	0.63%	0.60%

Expenses net of waiver and payments by affiliates[c]	0.64%	0.63%	0.61%	0.61%	0.59%

Net investment income (loss)	(0.12)%	(0.30)%	(0.11)%	(0.17)%	(0.17)%

Supplemental data

Net assets, end of year (000’s)	$9,484	$6,164	$8,307	$8,891	$5,568

Portfolio turnover rate	32.92%	28.62%	26.95%	34.12%	22.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Year Ended April 30,

	2020	2019	2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$142.56	$149.54	$150.20	$130.67	$185.12

Income from investment operations[a]:

Net investment income (loss)[b]	(0.34)	(0.63)	(0.45)	(0.46)	(0.55)

Net realized and unrealized gains (losses)	27.24	(1.80)	3.39	26.27	(40.12)

Total from investment operations	26.90	(2.43)	2.94	25.81	(40.67)

Less distributions from:

Net investment income	—	—	—	(2.08)	—

Net realized gains	(14.16)	(4.55)	(3.60)	(4.20)	(13.78)

Total distributions	(14.16)	(4.55)	(3.60)	(6.28)	(13.78)

Net asset value, end of year	$155.30	$142.56	$149.54	$150.20	$130.67

Total return	18.82%	(1.36)%	1.94%	20.32%	(23.36)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.78%	0.77%	0.80%	0.79%	0.75%

Expenses net of waiver and payments by affiliates[c]	0.76%	0.75%	0.78%	0.77%	0.74%

Net investment income (loss)	(0.24)%	(0.42)%	(0.28)%	(0.33)%	(0.32)%

Supplemental data

Net assets, end of year (000’s)	$159,348	$153,874	$180,219	$159,894	$93,263

Portfolio turnover rate	32.92%	28.62%	26.95%	34.12%	22.13%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2020

Franklin Biotechnology Discovery Fund

		Country	Shares	Value
	Common Stocks 91.2%
	Biotechnology 75.8%
a,b	89bio Inc.	United States	94,800	$2,228,748
a	Acadia Pharmaceuticals Inc.	United States	294,600	14,232,126
a	ADMA Biologics Inc.	United States	437,264	1,289,929
a	Alector Inc.	United States	135,600	3,352,032
a	Alexion Pharmaceuticals Inc.	United States	260,000	27,942,200
a	Alnylam Pharmaceuticals Inc.	United States	52,300	6,887,910
	Amgen Inc.	United States	318,700	76,239,414
a	Applied Therapeutics Inc.	United States	154,857	5,536,138
a	Arcus Biosciences Inc.	United States	194,100	5,126,181
a	Argenx SE, ADR	Netherlands	168,625	24,701,876
a	Ascendis Pharma AS, ADR	Denmark	211,600	28,720,468
a	Assembly Biosciences Inc.	United States	256,700	4,494,817
a,b	Aurinia Pharmaceuticals Inc.	Canada	536,900	9,256,156
a	Autolus Therapeutics PLC, ADR	United Kingdom	232,430	2,189,491
a,b	Beam Therapeutics Inc.	United States	127,600	2,035,220
a	Biogen Inc.	United States	189,175	56,152,815
a	BioMarin Pharmaceutical Inc.	United States	142,456	13,108,801
a	Black Diamond Therapeutics Inc.	United States	127,800	4,733,712
a	Bluebird Bio Inc.	United States	30,900	1,664,892
a	Blueprint Medicines Corp.	United States	42,600	2,506,158
a	Bridgebio Pharma Inc.	United States	118,800	3,626,964
a	Constellation Pharmaceuticals Inc.	United States	161,800	5,821,564
a	CRISPR Therapeutics AG	Switzerland	166,314	8,182,649
a	Deciphera Pharmaceuticals Inc.	United States	496,454	28,784,403
a	Fate Therapeutics Inc.	United States	490,193	13,421,484
	Gilead Sciences Inc.	United States	803,200	67,468,800
a	Global Blood Therapeutics Inc.	United States	258,300	19,765,116
a	Gossamer Bio Inc.	United States	204,900	2,667,798
a	Heron Therapeutics Inc.	United States	1,739,677	24,807,794
a	Homology Medicines Inc.	United States	138,400	1,670,488
a	Immunomedics Inc.	United States	846,100	25,704,518
a	Insmed Inc.	United States	675,100	15,527,300
a,c,d	Intarcia Therapeutics Inc., DD	United States	80,195	—
a	Ionis Pharmaceuticals Inc.	United States	102,400	5,686,272
a	Iovance Biotherapeutics Inc.	United States	1,418,701	45,611,237
a	KalVista Pharmaceuticals Inc.	United States	99,100	1,081,181
a	Kezar Life Sciences Inc.	United States	853,550	4,011,685
a	LogicBio Therapeutics Inc.	United States	280,700	1,605,604
a	Minerva Neurosciences Inc.	United States	492,400	4,416,828
a	Mirati Therapeutics Inc.	United States	130,651	11,110,561
a,b	MorphoSys AG, ADR	Germany	248,700	6,488,583
a	Neurocrine Biosciences Inc.	United States	278,400	27,322,176
a,b	Novavax Inc.	United States	679,300	12,315,709
a	ORIC Pharmaceuticals Inc.	United States	52,500	1,388,625
a	Pfenex Inc.	United States	366,013	2,104,575
a	Precision BioSciences Inc.	United States	377,397	2,596,491
a,e	Precision BioSciences Inc., 144A	United States	73,892	508,377

franklintempleton.com	Annual Report	23

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

		Country	Shares	Value

	Common Stocks (continued)
	Biotechnology (continued)
a	Principia Biopharma Inc.	United States	64,400	$4,004,392
a	PTC Therapeutics Inc.	United States	752,100	38,296,932
a	Regeneron Pharmaceuticals Inc.	United States	128,009	67,317,373
a	REVOLUTION Medicines Inc.	United States	148,900	4,656,103
a	Rocket Pharmaceuticals Inc.	United States	153,771	2,275,811
a	Sage Therapeutics Inc.	United States	101,070	3,939,709
a	Sarepta Therapeutics Inc.	United States	65,400	7,709,352
a	SpringWorks Therapeutics Inc.	United States	76,800	2,323,968
a	Trillium Therapeutics Inc.	Canada	642,700	2,840,734
a	Ultragenyx Pharmaceutical Inc.	United States	162,100	9,795,703
a	uniQure NV	Netherlands	182,800	11,633,392
a	Vertex Pharmaceuticals Inc.	United States	339,700	85,332,640
a,b	Viela Bio Inc.	United States	138,300	5,619,129
a	Zentalis Pharmaceuticals Inc.	United States	73,700	2,586,870
a	Zymeworks Inc.	Canada	209,220	7,642,806

				892,070,780

	Life Sciences Tools & Services 4.8%
a	Illumina Inc.	United States	176,000	56,149,280

	Pharmaceuticals 10.6%
a,b	Aerie Pharmaceuticals Inc.	United States	499,800	7,616,952
a	Arvinas Inc.	United States	47,700	2,504,250
a	Cara Therapeutics Inc.	United States	227,000	3,364,140
a	Collegium Pharmaceutical Inc.	United States	392,050	8,107,594
a,b	EyePoint Pharmaceuticals Inc.	United States	1,752,400	1,696,148
a,b	GW Pharmaceuticals PLC, ADR	United Kingdom	421,600	42,219,024
a	Odonate Therapeutics Inc.	United States	309,782	8,720,363
a,b	Optinose Inc.	United States	608,300	2,457,532
a	Reata Pharmaceuticals Inc.	United States	174,500	27,598,920
a,b	Relmada Therapeutics Inc.	United States	91,266	3,829,522
a	Revance Therapeutics Inc.	United States	647,300	11,981,523
a	Trevi Therapeutics Inc.	United States	201,964	581,656
a	Zogenix Inc.	United States	149,659	4,224,874

				124,902,498

	Total Common Stocks (Cost $559,807,343)			1,073,122,558

	Preferred Stocks (Cost $2,821,056) 0.2%
	Biotechnology 0.2%
a,c,d	Metacrine Inc., pfd., C	United States	1,330,687	2,747,737

	Escrows and Litigation Trusts (Cost $2,090,612) 0.1%
a,c	True North Therapeutics Inc., Escrow Account	United States	759,880	958,814

	Total Investments before Short Term Investments (Cost $564,719,011)			1,076,829,109

24	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

		Country	Shares	Value
	Short Term Investments 12.1%

	Money Market Funds (Cost $102,836,782) 8.7%
f,g	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	102,836,782	$102,836,782

h	Investments from Cash Collateral Received for Loaned Securities 3.4%
	Money Market Funds (Cost $39,742,135) 3.4%
f,g	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	39,742,135	39,742,135

	Total Investments (Cost $707,297,928)103.6%			1,219,408,026
	Other Assets, less Liabilities (3.6)%			(41,908,474)

	Net Assets 100.0%			$1,177,499,552

See Abbreviations on page 48.

aNon-income producing.

bA portion or all of the security is on loan at April 30, 2020. See Note 1(c).

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements. dSee Note 9 regarding restricted securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the value of this security was $508,377, representing less than 0.1% of net assets.

fSee Note 3(f) regarding investments in affiliated management investment companies. gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

franklintempleton.com	Annual Report	25

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Natural Resources Fund

	Year Ended April 30,

	2020	2019	2018		2017		2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.58	$27.96	$25.11		$25.02		$31.46

Income from investment operations[a]:

Net investment income[b]	0.34	0.31	0.39[c]		0.20		0.29

Net realized and unrealized gains (losses)	(9.96)	(4.20)	2.77		0.17		(6.55)

Total from investment operations	(9.62)	(3.89)	3.16		0.37		(6.26)

Less distributions from:

Net investment income	(0.36)	(0.49)	(0.31)		(0.28)		(0.18)

Net asset value, end of year	$13.60	$23.58	$27.96		$25.11		$25.02

Total return[d]	(41.30)%	(13.69)%	12.74%		1.37%		(19.80)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.17%	1.03%	1.13%		1.06%		1.14%

Expenses net of waiver and payments by affiliates	1.17% [e,f]	1.03% [e,f]	1.13%	[e,f]	1.05%	[e]	1.13%

Net investment income	1.75%	1.21%	1.56%[c]		0.79%		1.22%

Supplemental data

Net assets, end of year (000’s)	$123,467	$247,362	$344,695		$398,703		$461,596

Portfolio turnover rate	25.60%	29.83%	29.98%		29.74%		35.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.91%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,

	2020	2019	2018		2017		2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.82	$27.17	$24.28		$24.25		$30.46

Income from investment operations[a]:

Net investment income[b]	0.19	0.11	0.20	[c]	0.01		0.11

Net realized and unrealized gains (losses)	(9.70)	(4.07)	2.69		0.15		(6.31)

Total from investment operations	(9.51)	(3.96)	2.89		0.16		(6.20)

Less distributions from:

Net investment income	(0.06)	(0.39)	—		(0.13)		(0.01)

Net asset value, end of year	$13.25	$22.82	$27.17		$24.28		$24.25

Total return[d]	(41.71)%	(14.37)%	11.90%		0.63%		(20.37)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.92%	1.78%	1.88%		1.81%		1.87%

Expenses net of waiver and payments by affiliates	1.92% [e,f]	1.78% [e,f]	1.88%	[e,f]	1.80%	[e]	1.86%

Net investment income	1.00%	0.46%	0.81%[c]		0.04%		0.49%

Supplemental data

Net assets, end of year (000’s)	$23,391	$49,620	$83,814		$96,835		$107,724

Portfolio turnover rate	25.60%	29.83%	29.98%		29.74%		35.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.16%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,

	2020	2019	2018		2017		2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 25.22	$29.79	$26.87		$26.73		$33.62

Income from investment operations[a]:

Net investment income[b]	0.54	0.45	0.57	[c]	0.47		0.51

Net realized and unrealized gains (losses)	(10.76)	(4.49)	2.95		0.04		(7.06)

Total from investment operations	(10.22)	(4.04)	3.52		0.51		(6.55)

Less distributions from:

Net investment income	(0.37)	(0.53)	(0.60)		(0.37)		(0.34)

Net asset value, end of year	$ 14.63	$25.22	$29.79		$26.87		$26.73

Total return	(41.02)%	(13.31)%	13.37%		1.89%		(19.31)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.72%	0.62%	0.64%		0.83%		0.60%

Expenses net of waiver and payments by affiliates	0.66% [d]	0.59% [d]	0.57%	[d]	0.54%	[d]	0.55%

Net investment income	2.26%	1.65%	2.12%	[c]	1.30%		1.80%

Supplemental data

Net assets, end of year (000’s)	$839	$15,627	$15,866		$218		$15

Portfolio turnover rate	25.60%	29.83%	29.98%		29.74%		35.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.47%.

dBenefit of expense reduction rounds to less than 0.01%.

28	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Year Ended April 30,

	2020	2019	2018		2017		2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 25.20	$29.80	$26.81		$26.71		$33.63

Income from investment operations[a]:

Net investment income[b]	0.41	0.40	0.49	[c]	0.29		0.36

Net realized and unrealized gains (losses)	(10.64)	(4.49)	2.95		0.17		(7.00)

Total from investment operations	(10.23)	(4.09)	3.44		0.46		(6.64)

Less distributions from:

Net investment income	(0.43)	(0.51)	(0.45)		(0.36)		(0.28)

Net asset value, end of year	$ 14.54	$25.20	$29.80		$26.81		$26.71

Total return	(41.15)%	(13.50)%	13.04%		1.64%		(19.60)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.92%	0.78%	0.88%		0.81%		0.87%

Expenses net of waiver and payments by affiliates	0.92% [d,e]	0.78% [d,e]	0.88%	[d,e]	0.80%	[d]	0.86%

Net investment income	2.00%	1.46%	1.81%[c]		1.04%		1.49%

Supplemental data

Net assets, end of year (000’s)	$28,334	$62,639	$78,443		$94,070		$90,185

Portfolio turnover rate	25.60%	29.83%	29.98%		29.74%		35.77%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	29

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2020

Franklin Natural Resources Fund

		Country	Shares	Value
	Common Stocks 95.8%
	Application Software 0.3%
a	Aspen Technology Inc.	United States	5,800	$593,050

	Construction Materials 0.5%
	Martin Marietta Materials Inc.	United States	4,800	913,104

	Copper 4.7%
	Antofagasta PLC	United Kingdom	336,400	3,444,510
	First Quantum Minerals Ltd.	Zambia	121,600	742,636
	Freeport-McMoRan Inc.	United States	175,500	1,549,665
a	Imperial Metals Corp.	Canada	364,500	460,928
	Lundin Mining Corp.	Chile	424,200	2,078,635

				8,276,374

	Diversified Metals & Mining 8.0%
	Anglo American PLC	United Kingdom	98,900	1,762,768
	BHP Group PLC, ADR	United Kingdom	162,400	5,430,656
	Glencore PLC	Switzerland	915,300	1,695,731
	Rio Tinto PLC, ADR	Australia	62,500	2,886,875
	Teck Resources Ltd., B	Canada	263,100	2,317,911

				14,093,941

	Environmental & Facilities Services 0.4%
	US Ecology Inc.	United States	20,200	662,156

	Fertilizers & Agricultural Chemicals 1.0%
	Corteva Inc.	United States	35,900	940,221
	Nutrien Ltd.	Canada	24,800	885,608

				1,825,829

	Gold 8.8%
	Agnico Eagle Mines Ltd.	Canada	29,600	1,729,680
	Alamos Gold Inc., A	Canada	291,000	2,343,807
	B2Gold Corp.	Canada	429,900	2,174,519
	Barrick Gold Corp.	Canada	176,491	4,539,348
b	Newcrest Mining Ltd.	Australia	35,700	618,122
	Newmont Corp.	United States	68,315	4,063,376

				15,468,852

	Industrial Gases 0.4%
	Linde PLC	United Kingdom	3,900	717,561

	Integrated Oil & Gas 14.2%
	Chevron Corp.	United States	72,900	6,706,800
	Exxon Mobil Corp.	United States	128,000	5,948,160
	Occidental Petroleum Corp.	United States	242,300	4,022,180
	Royal Dutch Shell PLC, A, ADR	United Kingdom	78,521	2,601,401
	Suncor Energy Inc.	Canada	227,400	4,055,229
	Total SA, B, ADR	France	46,410	1,631,311

				24,965,081

30	Annual Report	franklintempleton.com

FRANKLINSTRATEGICSERIES

SCHEDULE OF INVESTMENTS

Franklin Natural Resources Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil & Gas Drilling 1.2%
	Helmerich & Payne Inc.	United States	45,300	$895,581
	Patterson-UTI Energy Inc.	United States	324,500	1,197,405

				2,092,986

	Oil & Gas Equipment & Services 12.8%
a	Apergy Corp.	United States	39,000	359,190
	Baker Hughes Co., A	United States	232,500	3,243,375
	Cactus Inc.	United States	64,100	1,139,698
a	Dril-Quip Inc.	United States	27,100	897,823
	Halliburton Co.	United States	244,535	2,567,617
	Liberty Oilfield Services Inc., A	United States	369,100	1,742,152
a	NexTier Oilfield Solutions Inc.	United States	170,560	395,699
a	Nine Energy Service Inc.	United States	208,750	302,688
a	Oceaneering International Inc.	United States	143,900	739,646
a	Oil States International Inc.	United States	176,766	608,075
a	Ranger Energy Services Inc.	United States	154,157	649,001
	Schlumberger Ltd.	United States	287,447	4,834,859
	Schoeller-Bleckmann Oilfield Equipment AG	Austria	30,600	905,267
a	Select Energy Services Inc.	United States	260,342	1,249,642
	TechnipFMC PLC	United Kingdom	328,800	2,929,608

				22,564,340

	Oil & Gas Exploration & Production 30.5%
	Cabot Oil & Gas Corp., A	United States	263,900	5,705,518
a	Cairn Energy PLC	United Kingdom	1,123,593	1,584,922
a	Callon Petroleum Co.	United States	1,078,400	1,013,373
	Canadian Natural Resources Ltd.	Canada	217,800	3,647,735
	Concho Resources Inc.	United States	120,200	6,817,744
	ConocoPhillips	United States	149,192	6,280,983
	Diamondback Energy Inc.	United States	128,100	5,577,474
	EOG Resources Inc.	United States	126,300	6,000,513
	Hess Corp.	United States	73,100	3,555,584
	Noble Energy Inc.	United States	401,300	3,936,753
	Parsley Energy Inc., A	United States	187,410	1,771,025
	Pioneer Natural Resources Co.	United States	62,224	5,557,225
a	WPX Energy Inc.	United States	362,400	2,221,512

				53,670,361

	Oil & Gas Refining & Marketing 5.6%
	Marathon Petroleum Corp.	United States	91,100	2,922,488
	Phillips 66	United States	44,300	3,241,431
	Valero Energy Corp.	United States	57,800	3,661,630

				9,825,549

	Oil & Gas Storage & Transportation 6.4%
	Enbridge Inc.	Canada	55,447	1,701,114
	Kinder Morgan Inc.	United States	120,500	1,835,215
	ONEOK Inc.	United States	30,000	897,900
	Targa Resources Corp.	United States	110,700	1,434,672
	TC Energy Corp.	Canada	53,000	2,457,080

franklintempleton.com	Annual Report	31

FRANKLIN STRATEGIC SERIES

SCHEDULE OF INVESTMENTS

Franklin Natural Resources Fund (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil & Gas Storage & Transportation (continued)
	The Williams Cos. Inc.	United States	152,500	$2,953,925

				11,279,906

	Paper Packaging 0.5%
	Packaging Corp. of America	United States	8,900	860,185

	Pharmaceuticals 0.2%
a	Elanco Animal Health Inc.	United States	17,400	429,954

	Trading Companies & Distributors 0.3%
a	Univar Solutions Inc.	United States	32,700	474,804

	Total Common Stocks (Cost $218,708,764)			168,714,033

	Short Term Investments (Cost $6,778,486) 3.9%

	Money Market Funds 3.9%
c,d	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	6,778,486	6,778,486

	Total Investments (Cost $225,487,250)99.7%			175,492,519
	Other Assets, less Liabilities 0.3%			537,920

	Net Assets 100.0%			$176,030,439

See Abbreviations on page 48.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

32	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

April 30, 2020

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 564,719,011	$218,708,764
Cost - Non-controlled affiliates (Note 3f)	142,578,917	6,778,486
Value - Unaffiliated issuers+	$1,076,829,109	$168,714,033

Value - Non-controlled affiliates (Note 3f)	142,578,917	6,778,486
Cash	—	26,198
Receivables:
Investment securities sold	8,238	926,529
Capital shares sold	2,578,640	1,466,612
Dividends and interest	43,211	204,904
Due from custodian	41,659,500	—
Other assets	1,161	240

Total assets	1,263,698,776	178,117,002

Liabilities:
Payables:
Investment securities purchased	2,396,850	1,477,560
Capital shares redeemed	1,312,900	330,874
Management fees	510,157	69,543
Distribution fees	222,363	37,018
Transfer agent fees	239,608	96,923
Payable upon return of securities loaned	81,401,635	—
Accrued expenses and other liabilities	115,711	74,645

Total liabilities	86,199,224	2,086,563

Net assets, at value	$1,177,499,552	$176,030,439

Net assets consist of:
Paid-in capital	$619,994,880	$419,926,597
Total distributable earnings (losses)	557,504,672	(243,896,158)

Net assets, at value	$1,177,499,552	$176,030,439

+Includes securities loaned	$76,566,859	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

April 30, 2020

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Class A:
Net assets, at value	$960,305,417	$123,467,453

Shares outstanding	6,381,600	9,077,231

Net asset value per share[a]	$150.48	$13.60

Maximum offering price per share (net asset value per share ÷ 94.50%)	$159.24	$14.39

Class C:
Net assets, at value	$ 48,362,978	$ 23,390,695

Shares outstanding	338,204	1,764,930

Net asset value and maximum offering price per share[a]	$143.00	$13.25

Class R6:
Net assets, at value	$ 9,483,644	$ 838,784

Shares outstanding	60,408	57,335

Net asset value and maximum offering price per share	$156.99	$14.63

Advisor Class:
Net assets, at value	$159,347,513	$ 28,333,507

Shares outstanding	1,026,074	1,948,174

Net asset value and maximum offering price per share	$155.30	$14.54

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

34	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the year ended April 30, 2020

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$4,244,204	$7,549,486
Non-controlled affiliates (Note 3f)	659,430	32,578
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	606,980	133,905
Non-controlled affiliates (Note 3f)	330,535	2,928

Total investment income	5,841,149	7,718,897

Expenses:
Management fees (Note 3a)	6,698,357	1,432,558
Distribution fees: (Note 3c)
Class A	2,300,037	453,238
Class C	454,967	348,404
Transfer agent fees: (Note 3e)
Class A	1,332,293	525,039
Class C	66,048	101,605
Class R6	7,153	5,215
Advisor Class	221,074	124,833
Custodian fees (Note 4)	12,561	5,561
Reports to shareholders	141,143	74,946
Registration and filing fees	95,670	69,597
Professional fees	62,787	65,412
Trustees’ fees and expenses	14,127	3,865
Other	28,855	17,349

Total expenses	11,435,072	3,227,622
Expense reductions (Note 4)	(195)	(809)
Expenses waived/paid by affiliates (Note 3f and 3g)	(259,142)	(12,194)

Net expenses	11,175,735	3,214,619

Net investment income (loss)	(5,334,586)	4,504,278

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	96,628,087	(39,153,827)
Foreign currency transactions	—	(18,603)

Net realized gain (loss)	96,628,087	(39,172,430)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	98,772,198	(90,504,138)
Translation of other assets and liabilities denominated in foreign currencies	—	(1,111)

Net change in unrealized appreciation (depreciation)	98,772,198	(90,505,249)

Net realized and unrealized gain (loss)	195,400,285	(129,677,679)

Net increase (decrease) in net assets resulting from operations	$190,065,699	$(125,173,401)

*Foreign taxes withheld on dividends	$ —	$ 291,917

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	Year Ended April 30,		Year Ended April 30,

	2020	2019	2020	2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (5,334,586)	$ (8,485,404)	$ 4,504,278	$ 5,068,646
Net realized gain (loss)	96,628,087	59,100,885	(39,172,430)	3,219,567
Net change in unrealized appreciation (depreciation)	98,772,198	(69,695,618)	(90,505,249)	(76,614,204)

Net increase (decrease) in net assets resulting from operations.	190,065,699	(19,080,137)	(125,173,401)	(68,325,991)

Distributions to shareholders:
Class A	(85,259,141)	(31,140,117)	(3,164,483)	(5,445,964)
Class C	(4,306,918)	(1,654,793)	(111,347)	(929,534)
Class R6	(645,173)	(198,908)	(13,751)	(313,292)
Advisor Class	(13,979,384)	(5,381,467)	(833,185)	(1,289,908)

Total distributions to shareholders	(104,190,616)	(38,375,285)	(4,122,766)	(7,978,698)

Capital share transactions: (Note 2)
Class A	(34,210,659)	(112,026,697)	(34,646,355)	(46,670,690)
Class C	(1,170,193)	(9,069,507)	(9,393,999)	(22,834,504)
Class R6	2,793,619	(1,820,119)	(12,686,535)	2,159,944
Advisor Class	(6,945,668)	(17,313,109)	(13,195,013)	(3,919,165)

Total capital share transactions	(39,532,901)	(140,229,432)	(69,921,902)	(71,264,415)

Net increase (decrease) in net assets	46,342,182	(197,684,854)	(199,218,069)	(147,569,104)
Net assets:
Beginning of year	1,131,157,370	1,328,842,224	375,248,508	522,817,612

End of year	$1,177,499,552	$1,131,157,370	$ 176,030,439	$ 375,248,508

36	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transac-tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

franklintempleton.com	Annual Report	37

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

38	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

franklintempleton.com	Annual Report	39

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2020
Shares sold[a]	790,060	$113,642,349	2,038,606	$29,732,882
Shares issued in reinvestment of distributions	537,057	81,305,070	148,428	3,105,113
Shares redeemed	(1,604,682)	(229,158,078)	(3,601,621)	(67,484,350)

Net increase (decrease)	(277,565)	$(34,210,659)	(1,414,587)	$(34,646,355)

Year ended April 30, 2019
Shares sold[a]	721,089	$106,972,540	1,281,103	$32,532,375
Shares issued in reinvestment of distributions	232,391	29,692,637	256,254	5,342,901
Shares redeemed	(1,697,525)	(248,691,874)	(3,371,926)	(84,545,966)

Net increase (decrease)	(744,045)	$(112,026,697)	(1,834,569)	$(46,670,690)

Class C Shares:
Year ended April 30, 2020
Shares sold	66,779	$9,196,211	417,343	$5,926,617
Shares issued in reinvestment of distributions	29,739	4,290,371	5,386	110,099
Shares redeemed[a]	(106,671)	(14,656,775)	(831,954)	(15,430,715)

Net increase (decrease)	(10,153)	$(1,170,193)	(409,225)	$(9,393,999)

Year ended April 30, 2019
Shares sold	72,561	$10,442,091	324,962	$7,969,298
Shares issued in reinvestment of distributions	13,364	1,646,340	45,232	915,493
Shares redeemed[a]	(149,801)	(21,157,938)	(1,280,715)	(31,719,295)

Net increase (decrease)	(63,876)	$(9,069,507)	(910,521)	$(22,834,504)

Class R6 Shares:
Year ended April 30, 2020
Shares sold	35,149	$5,389,737	96,853	$2,098,343
Shares issued in reinvestment of distributions	4,090	645,154	613	13,751
Shares redeemed	(21,691)	(3,241,272)	(659,867)	(14,798,629)

Net increase (decrease)	17,548	$2,793,619	(562,401)	$(12,686,535)

Year ended April 30, 2019
Shares sold	14,632	$2,320,850	331,245	$8,552,092
Shares issued in reinvestment of distributions	1,505	198,908	14,066	313,109
Shares redeemed	(28,420)	(4,339,877)	(258,140)	(6,705,257)

Net increase (decrease)	(12,283)	$(1,820,119)	87,171	$2,159,944

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended April 30, 2020
Shares sold	256,733	$38,219,541	849,335	$14,059,870
Shares issued in reinvestment of distributions	80,467	12,560,088	36,902	824,379
Shares redeemed	(390,486)	(57,725,297)	(1,423,757)	(28,079,262)

Net increase (decrease)	(53,286)	$(6,945,668)	(537,520)	$(13,195,013)

Year ended April 30, 2019
Shares sold	338,870	$52,338,943	757,766	$19,842,560
Shares issued in reinvestment of distributions	36,842	4,828,793	57,021	1,269,854
Shares redeemed	(501,477)	(74,480,845)	(961,445)	(25,031,579)

Net increase (decrease)	(125,765)	$(17,313,109)	(146,658)	$(3,919,165)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $100 million
0.650%	Over $100 million, up to and including $200 million
0.635%	Over $200 million, up to and including $250 million
0.585%	Over $250 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $7.5 billion
0.515%	Over $7.5 billion, up to and including $10 billion
0.505%	Over $10 billion, up to and including $12.5 billion
0.495%	Over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2020, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
0.597%	0.542%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Reimbursement Plans:
Class A	0.35%	0.35%
Class C	1.00%	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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NOTES TO FINANCIAL STATEMENTS

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$138,990	$34,682
CDSC retained	$ 8,678	$ 1,922

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Transfer agent fees	$621,979	$303,327

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$27,393,876	$397,370,033	$(321,927,127)	$ —	$ —	$102,836,782	102,836,782	$659,430

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin Biotechnology Discovery Fund (continued)

Non-Controlled Affiliates (continued)

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$27,827,675	$290,940,752	$(279,026,292)	$ —	$ —	$ 39,742,135	39,742,135	$330,535

Total Affiliated Securities	$55,221,551	$688,310,785	$(600,953,419)	$ —	$ —	$142,578,917		$989,965

Franklin Natural Resources Fund

Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	$788,220	$72,291,990	$(66,301,724)	$ —	$ —	$6,778,486	6,778,486	$32,578

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.01%	—	3,665,379	(3,665,379)	—	—	—	—	2,928

Total Affiliated Securities	$788,220	$75,957,369	$(69,967,103)	$ —	$ —	$6,778,486		$35,506

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2020.

h. Interfund Transactions

Franklin Biotechnology Discovery Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2020, these purchase and sale transactions aggregated $1,025,328 and $0, respectively.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2020, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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NOTES TO FINANCIAL STATEMENTS

At April 30, 2020, the capital loss carryforwards were as follows:

Franklin Natural Resources Fund
Capital loss carryforwards not subject to expiration:
Short term	$ 15,911,665
Long term	174,175,055

Total capital loss carryforwards	$190,086,720

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2020, Franklin Biotechnology Discovery Fund deferred late-year ordinary losses of $ 2,197,521.

The tax character of distributions paid during the years ended April 30, 2020 and 2019, was as follows:

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	2020	2019	2020	2019
Distributions paid from:
Ordinary income	$—	$19,760,629	$4,122,766	$7,978,698
Long term capital gain	104,190,616	18,614,656	—	—

	$104,190,616	$38,375,285	$4,122,766	$7,978,698

At April 30, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Cost of investments	$708,621,305	$233,788,560

Unrealized appreciation	$551,890,054	$ 25,017,531
Unrealized depreciation	(41,103,333)	(83,313,572)

Net unrealized appreciation (depreciation)	$510,786,721	$ (58,296,041)

Distributable earnings:
Undistributed ordinary income	$ —	$ 4,485,533
Undistributed long term capital gains	47,552,047	—

Total distributable earnings	$ 47,552,047	$ 4,485,533

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

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NOTES TO FINANCIAL STATEMENTS

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2020, were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Purchases	$351,885,632	$ 67,270,242
Sales	$575,377,106	$138,840,790

At April 30, 2020, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Franklin Biotechnology Discovery Fund
Securities lending transactions[a]:
Equity Investments[b]	$81,401,635

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

9. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

At April 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

	Issuer	Acquisition Date	Cost	Value
Franklin Biotechnology Discovery Fund
80,195	Intarcia Therapeutics Inc., DD	3/26/14	$2,597,516	$—
1,330,687	Metacrine Inc., pfd., C	6/04/18	2,821,056	2,747,737

	Total Restricted Securities (Value is 0.2% of Net Assets)		$5,418,572	$2,747,737

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2020, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS

11. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2020, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Biotechnology Discovery Fund

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Biotechnology	$892,070,780	$—	$2,747,737	$894,818,517
All Other Equity Investments	181,051,778	—	—	181,051,778
Escrows and Litigation Trusts	—	—	958,814	958,814
Short Term Investments	142,578,917	—	—	142,578,917

Total Investments in Securities	$1,215,701,475	$—	$3,706,551	$1,219,408,026

Franklin Natural Resources Fund

Assets:
Investments in Securities:[a]
Equity Investments:
Gold	$14,850,730	$—	$618,122	$15,468,852
All Other Equity Investments	153,245,181	—	—	153,245,181
Short Term Investments	6,778,486	—	—	6,778,486

Total Investments in Securities	$174,874,397	$—	$618,122	$175,492,519

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt

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FRANKLIN STRATEGIC SERIES

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (two of the funds constituting Franklin Strategic Series, hereafter collectively referred to as the “Funds”) as of April 30, 2020, the related statements of operations for the year ended April 30, 2020, the statements of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2020 and each of the financial highlights for each of the five years in the period ended April 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $104,190,616 as long term capital gain dividends for the fiscal year ended April 30, 2020.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2020:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
0.00%	98.51%

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended April 30, 2020:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
$4,244,132	$7,333,911

Distributions, including qualified dividend income, paid during calendar year 2020 will be reported to shareholders on Form 1099-DIV by mid-February 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	129	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	110	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	129	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since 2019	129	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	129	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	129	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	140	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	129	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President –AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Since 2013

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin

Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Biotechnology Discovery Fund

Franklin Natural Resources Fund

(each a Fund)

At a meeting held on April 7, 2020 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended January 31, 2020. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Biotechnology Discovery Fund - The Performance Universe for the Fund included the Fund and all retail and institutional health/biotechnology funds. The Board noted that the Fund’s annualized total return for the three- and five-year periods was below the median and in the 5th quintile (worst) of its Performance Universe, but for the one-and 10-year periods was above the median of its Performance Universe. The Board further noted that the Fund focuses on biotechnology only, while the peer group includes broader healthcare subsector funds, and that the biotechnology sector had dramatically underperformed the healthcare sector over the past five years. The Board also noted that the Fund had performed in line with or ahead of the NSADAQ Biotechnology Index for the one-, three-, and five-year periods. In addition, management reviewed with the Board the enhancements to the Fund’s portfolio management team that had been made in the preceding 18 months. The Board concluded that the Fund’s performance was satisfactory.

Franklin Natural Resources Fund - The Performance Universe for the Fund included the Fund and all retail and institutional global natural resources funds. The Board noted that the Fund’s annualized total return for the one-, three, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that, while the Fund was positioned more conservatively than in previous cycles with a greater number of holdings in larger, financially robust companies, extreme volatility related to trade disputes and tariffs later joined by COVID-19 concerns led to significant weakness in historically stable stocks. Management further explained actions being taken to address the Fund’s underperformance, including the portfolio management team’s greater focus on company-specific risk factors and the addition of some non-energy holdings in the Fund’s portfolio. The Board concluded that Fund’s Management Agreement should be continued for an additional one-year period, and management’s efforts should continue to be monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses;

Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge

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Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for each Fund and for each of the funds in each Fund’s respective Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Franklin Biotechnology Discovery Fund included the Fund and nine other health/biotechnology funds. The Expense Group for the Franklin Natural Resources Fund included the Fund and nine other global natural resources funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians and in the first quintile (least expensive) of their respective Expense Groups. The Board concluded that the Management Rates charged to the Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Franklin Natural Resources Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved

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SHAREHOLDER INFORMATION

the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “house-holding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Strategic Series

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN®/342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		FSS2 A 06/20

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the 12 months ended April 30, 2020, the U.S. economy showed mixed results, growing moderately through the end of 2019 amid concerns about trade, but contracting in 2020’s first quarter in response to the novel coronavirus (COVID-19) pandemic. The U.S. Federal Reserve (Fed), having lowered the target range for the federal funds rate in October for the third time during 2019, held the rate unchanged through February 2020. However, given larger economic risks posed by the pandemic, the Fed lowered its key rate again by 0.50% on March 3 and further by 1.00% on March 15, resulting in a target range of 0.00%–0.25%. In its efforts to support U.S. economic activity, the Fed also announced broad quantitative easing measures to support credit markets.

U.S. equities advanced strongly during most of the reporting period, aided by steady economic growth, easing trade tensions and supportive monetary policy. However, a sharp selloff began in late February 2020 amid fears of a global economic slowdown due to the COVID-19 pandemic. Concerns about global supply chain disruptions and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. In this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a double-digit positive total return for the 12-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Income Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of April 30, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Annual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Strategic Income Fund

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets.

The Fund may invest in all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities.

Performance Overview

The Fund’s Class A shares posted a -5.72% cumulative total return for the 12 months under review. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed rate taxable bond market, posted a +10.84% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, posted a +3.99% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market’s performance during the 12-month period, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, was defined by two phases: before and during the outbreak of the novel coronavirus (COVID-19). Until late February 2020, prices for most U.S. bonds rose, and their yields declined, driven by low inflation, interest-rate cuts and strong demand for yield. In late February, as more countries adopted social distancing and lockdown measures to slow the global pandemic, the U.S. bond market began pricing in the adverse impact on economic activity. Higher-quality, longer-term bonds rallied, while riskier, lower-rated corporate bonds declined sharply, reflecting a reversal in many investors’ risk appetite.

After reducing the federal funds target rate three times in 2019 to a range of 1.50%–1.75%, the U.S. Federal Reserve (Fed) enacted two emergency rate cuts in March 2020 in response to the COVID-19 pandemic, further lowering the federal funds target rate to a range of 0.00%–0.25%. In addition, the Fed announced unlimited, open-ended purchasing of government-backed and corporate bonds to help keep markets functioning, significantly expanding its balance sheet. Meanwhile, Congress passed the Coronavirus Aid, Relief, and Economic Security Act to provide economic relief, which will likely lead to a sizable amount of U.S. Treasury debt issuance in 2020, according to the Congressional Budget Office.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose significantly during the reporting period. Bond purchasing by the Fed and robust demand for investments perceived as safe drove the U.S. Treasury market higher despite the widening budget deficit and the massive increase in issuance. The yield on 10-year U.S. Treasury bonds declined to historic lows near period-end, while some short-term U.S. Treasury yields briefly dropped below zero. Mortgage-backed securities (MBS), as measured by the Bloomberg Barclays MBS Index,

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the 12-month period ended 4/30/20, this category consisted of 332 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 16.

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also posted positive returns, aided by the Fed’s decision to purchase agency MBS.

U.S. corporate bond performance was hampered by investor concerns about the pandemic-related economic disruption and the potential credit downgrades of many companies amid high levels of indebtedness. However, investment-grade corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate Bond Index, rebounded near period-end to post solid returns overall as the Fed supported the corporate bond market by facilitating new bond issuance and buying bonds from investors. In contrast, high-yield corporate bonds, as represented by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, posted negative returns due to investor concerns about a potential increase in credit defaults.

Portfolio Composition*

Based on Consolidated Net Assets

4/30/20
Interest-Rate Derivatives	27.8%
High-Yield Corporate Bonds	22.1%
Mortgage-Backed Securities	21.8%
Investment-Grade Corporate Bonds	14.7%
Non-Local Currency Emerging Market Bonds	13.8%
Floating-Rate Loans	9.4%
Treasury Inflation-Protected Securities	9.1%
Collateralized Loan Obligations	7.6%
Municipal Bonds	5.2%
Non-U.S. Developed Bonds	3.1%
Asset-Backed Securities	2.7%
Marketplace Loans	2.5%
Local Currency Emerging Market Bonds	2.4%
U.S. Treasuries	1.0%
Other	0.8%
Covered Bonds	0.1%
Commercial Mortgage-Backed Securities	0.1%
Currency Derivatives	-0.1%
Short-Term Investments & Other Net Assets	0.6%

*Notional exposure figures are intended to estimate the portfolio’s exposure, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets). Portfolio breakdown percentages may not total 100% and may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-rate derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management.

Investment Strategy

We use an active asset allocation strategy to try to achieve the Fund’s investment goals. We employ a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We regularly enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. We may also enter into interest-rate and credit-related transactions involving derivative instruments, including interest-rate, fixed income total return and credit default swaps and interest rate and/or bond futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

Manager’s Discussion

For most of the 12-month period, fixed income markets experienced rising prices and declining yields due to low inflation, interest-rate cuts and strong demand for yield. However, after the COVID-19 outbreak in late February, markets became volatile and investors became risk averse. In an effort to support the U.S. economy, the Federal Reserve (Fed) issued emergency interest rate cuts and began large-scale purchases of government-backed and

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FRANKLIN STRATEGIC INCOME FUND

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

corporate bonds. Outside the U.S., many major economies lowered their interest rates.

In this environment, most fixed income sectors could not keep up with the strong performance of similar maturity U.S. Treasuries.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Dividend Distributions*
5/1/19–4/30/20

	Dividend per Share (cents)

Month	Class A	Class C	Class R	Class R6	Advisor Class
May	3.50	3.13	3.27	3.85	3.72
June	3.50	3.21	3.32	3.78	3.68
July	3.50	3.18	3.30	3.80	3.69
August	3.39	3.02	3.16	3.74	3.61
September	3.40	3.07	3.21	3.69	3.59
October	3.35	3.03	3.15	3.67	3.56
November	3.35	3.01	3.14	3.62	3.55
December**	4.76	4.37	4.53	5.11	5.00
January	3.35	3.05	3.17	3.62	3.53
February	3.35	3.05	3.17	3.62	3.54
March	3.14	2.84	2.95	3.41	3.33
April	3.13	2.83	2.94	3.37	3.33
Total	41.72	37.79	39.31	45.28	44.13

*The distribution amount is the sum of all net investment income distributions for the period shown. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Includes an additional 1.41 cent per share distribution to meet excise tax requirements.

Portfolio performance was challenged during the period, particularly from the Fund’s focus on credit spread sectors including investment-grade (IG) and below investment-grade corporate credit, senior secured bank loans and collateralized loan obligations (CLOs), which all underperformed U.S. government bonds with similar maturities.

We are seeing what we consider opportunities in higher quality sectors. We increased exposure over the quarter to IG corporate credit, particularly in the last few months as IG spreads widened, while decreasing CLOs and senior secured floating rate loans. We are focusing on fundamentals and maintaining liquidity in the portfolio.

The portfolio’s largest allocation is in high yield corporate credit which was a major detractor from performance over the period, primarily from sector underperformance in the first quarter of 2020. The dual shocks of the COVID-19 pandemic and the collapse in oil prices precipitated a sharp decline in the high yield market, with spreads briefly reaching their highest level since the global financial crisis. We believe that what we consider attractive opportunities can still be found in the asset class, but careful research and security selection are more important than ever. Sovereign emerging market debt also had a large negative impact on returns as the sector experienced significant stress due to demand, supply and oil price shocks. Central banks across the globe have made emergency interest-rate cuts to near zero, leaving some fixed income investors searching for yield. While uncertainty remains, in this environment of low interest rates, the yields on emerging market debt and other risk-asset classes can look attractive to us and in the medium term we still see what we consider some good opportunities within the asset class.

Our non-agency residential mortgage-backed securities (RMBS) allocation was also a significant detractor from performance. We maintained a sizeable allocation to RMBS to take advantage of the strong housing market in the U.S. In our RMBS exposures, we remain allocated to the seasoned credit risk transfer (CRT) securities, which have strong principal protection. The sector experienced significant spread widening and price volatility, which moved in tandem with broader credit markets.

Exposure to U.S. inflation detracted from results as did an allocation to taxable municipal bonds and, to a smaller degree, agency mortgage-backed securities.

Our foreign-currency exposure detracted from results. Performance gains came mainly from short positions in the euro, New Zealand dollar, Canadian dollar and Australian dollar that were offset by negative returns mainly from our long Norwegian krone, South African rand, Japanese yen, Indonesian rupiah, Uruguayan peso, Colombian peso and Mexican peso positions. We added to our long Japanese yen

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FRANKLIN STRATEGIC INCOME FUND

position while reducing our Norwegian krone positions and increasing our short position in the Australian dollar.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

Sonal Desai, Ph.D. Co-Lead Portfolio Manager

Patricia O’Connor, CFA Co-Lead Portfolio Manager
William Chong, CFA, FRM
Co-Lead Portfolio Manager
David Yuen, CFA, FRM Co-Lead Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of April 30, 2020

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 4/30/201

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	-5.72%	-9.21%
5-Year	+3.27%	-0.12%
10-Year	+33.64%	+2.55%
Advisor
1-Year	-5.47%	-5.47%
5-Year	+4.57%	+0.90%
10-Year	+36.98%	+3.20%

Share Class	Distribution Rate[5]	30-Day Standardized Yield[6]
		(with fee waiver)	(without fee waiver)
A	4.63%	4.38%	4.37%
Advisor	5.08%	4.82%	4.79%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (5/1/10–4/30/20)

Advisor Class (5/1/10–4/30/20)

See page 9 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–4/30/20)

Share Class	Net Investment Income
A	$0.4172
C	$0.3779
R	$0.3931
R6	$0.4528
Advisor	$0.4413

Total Annual Operating Expenses9

Share Class	With Fee Waiver	Without Fee Waiver
A	0.89%	0.94%
Advisor	0.64%	0.69%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating-rate loans and high-yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Advisor Class) per share on 4/30/20.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

8. Source: Lipper, a Thomson Reuters Company. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/20, there were 332 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown. See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Ending Account Value 4/30/20	Expenses Paid During Period 11/1/19–4/30/20[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$926.70	$4.12	$1,020.59	$4.32	0.86%
C	$1,000	$924.80	$6.03	$1,018.60	$6.32	1.26%
R	$1,000	$925.20	$5.31	$1,019.34	$5.57	1.11%
R6	$1,000	$927.50	$2.40	$1,022.38	$2.51	0.50%
Advisor	$1,000	$928.00	$2.92	$1,021.83	$3.07	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Consolidated Financial Highlights

Franklin Strategic Income Fund

	Year Ended April 30,

	2020	2019		2018	2017	2016

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.61	$ 9.61		$ 9.84	$ 9.32	$10.04

Income from investment operations[a]:

Net investment income[b]	0.38	0.42		0.39	0.39	0.42

Net realized and unrealized gains (losses)	(0.90)	—	[c]	(0.32)	0.30	(0.74)

Total from investment operations	(0.52)	0.42		0.07	0.69	(0.32)

Less distributions from:

Net investment income and net foreign currency gains	(0.42)	(0.42)		(0.30)	(0.17)	(0.40)

Net asset value, end of year	$ 8.67	$ 9.61		$ 9.61	$ 9.84	$ 9.32

Total return[d]	(5.72)%	4.52%		0.64%	7.50%	(3.14)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.88%	0.89%		0.90%	0.88%	0.88%

Expenses net of waiver and payments by affiliates[e]	0.86%	0.84%		0.85%	0.82%	0.84%

Net investment income	4.01%	4.39%		3.93%	4.08%	4.44%

Supplemental data

Net assets, end of year (000’s)	$2,686,523	$3,131,799		$3,291,002	$3,833,786	$4,500,752

Portfolio turnover rate	118.64%	116.21%	[f]	115.94%	140.83%	88.04%

Portfolio turnover rate excluding mortgage dollar rolls[g]	86.69%	39.01%	[f]	47.40%	87.33%	48.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,

	2020	2019		2018	2017	2016

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.61	$ 9.60		$ 9.84	$ 9.31	$10.04

Income from investment operations[a]:

Net investment income[b]	0.34	0.38		0.35	0.35	0.38

Net realized and unrealized gains (losses)	(0.90)	0.01		(0.33)	0.31	(0.75)

Total from investment operations.	(0.56)	0.39		0.02	0.66	(0.37)

Less distributions from:

Net investment income and net foreign currency gains	(0.38)	(0.38)		(0.26)	(0.13)	(0.36)

Net asset value, end of year	$ 8.67	$ 9.61		$ 9.60	$ 9.84	$ 9.31

Total return[c]	(6.11)%	4.19%		0.14%	7.19%	(3.64)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.28%	1.29%		1.30%	1.28%	1.28%

Expenses net of waiver and payments by affiliates[d]	1.26%	1.24%		1.25%	1.22%	1.24%

Net investment income.	3.61%	3.99%		3.53%	3.68%	4.04%

Supplemental data

Net assets, end of year (000’s)	$518,795	$716,327		$1,078,890	$1,385,981	$1,645,852

Portfolio turnover rate	118.64%	116.21%	[e]	115.94%	140.83%	88.04%

Portfolio turnover rate excluding mortgage dollar rolls[f]	86.69%	39.01%	[e]	47.40%	87.33%	48.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions.

fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,

	2020	2019		2018	2017	2016

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.57	$ 9.57		$ 9.81	$ 9.28	$10.01

Income from investment operations[a]:

Net investment income[b]	0.36	0.39		0.36	0.37	0.39

Net realized and unrealized gains (losses)	(0.91)	0.01		(0.33)	0.31	(0.74)

Total from investment operations	(0.55)	0.40		0.03	0.68	(0.35)

Less distributions from:

Net investment income and net foreign currency gains	(0.39)	(0.40)		(0.27)	(0.15)	(0.38)

Net asset value, end of year	$ 8.63	$ 9.57		$ 9.57	$ 9.81	$ 9.28

Total return	(5.98)%	4.28%		0.29%	7.38%	(3.50)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.13%	1.14%		1.15%	1.13%	1.13%

Expenses net of waiver and payments by affiliates[c]	1.11%	1.09%		1.10%	1.07%	1.09%

Net investment income	3.76%	4.14%		3.68%	3.83%	4.19%

Supplemental data

Net assets, end of year (000’s)	$62,063	$85,458		$105,692	$146,552	$181,671

Portfolio turnover rate	118.64%	116.21%	[d]	115.94%	140.83%	88.04%

Portfolio turnover rate excluding mortgage dollar rolls[e]	86.69%	39.01%	[d]	47.40%	87.33%	48.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,

	2020	2019		2018	2017	2016

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.63	$ 9.62		$ 9.86	$ 9.33	$10.05

Income from investment operations[a]:

Net investment income[b]	0.43	0.45		0.43	0.43	0.46

Net realized and unrealized gains (losses)	(0.93)	0.02		(0.34)	0.31	(0.74)

Total from investment operations	(0.50)	0.47		0.09	0.74	(0.28)

Less distributions from:

Net investment income and net foreign currency gains	(0.45)	(0.46)		(0.33)	(0.21)	(0.44)

Net asset value, end of year	$ 8.68	$ 9.63		$ 9.62	$ 9.86	$ 9.33

Total return	(5.46)%	5.03%		0.95%	8.03%	(2.76)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.52%	0.51%		0.50%	0.48%	0.49%

Expenses net of waiver and payments by affiliates[c]	0.49%	0.45%		0.45%	0.42%	0.45%

Net investment income	4.38%	4.78%		4.33%	4.48%	4.83%

Supplemental data

Net assets, end of year (000’s)	$133,575	$307,287		$433,068	$369,106	$286,503

Portfolio turnover rate	118.64%	116.21%	[d]	115.94%	140.83%	88.04%

Portfolio turnover rate excluding mortgage dollar rolls[e]	86.69%	39.01%	[d]	47.40%	87.33%	48.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dExcludes the value of portfolio activity as a result of in-kind transactions.

eSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Year Ended April 30,

	2020	2019		2018	2017	2016

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.62	$ 9.62		$ 9.85	$ 9.33	$10.05

Income from investment operations[a]:

Net investment income[b]	0.40	0.44		0.41	0.42	0.44

Net realized and unrealized gains (losses)	(0.90)	—	[c]	(0.32)	0.30	(0.74)

Total from investment operations	(0.50)	0.44		0.09	0.72	(0.30)

Less distributions from:

Net investment income and net foreign currency gains	(0.44)	(0.44)		(0.32)	(0.20)	(0.42)

Net asset value, end of year.	$ 8.68	$ 9.62		$ 9.62	$ 9.85	$ 9.33

Total return	(5.47)%	4.88%		0.79%	7.76%	(2.89)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.63%	0.64%		0.65%	0.63%	0.63%

Expenses net of waiver and payments by affiliates[d]	0.61%	0.59%		0.60%	0.57%	0.59%

Net investment income	4.26%	4.64%		4.18%	4.33%	4.69%

Supplemental data

Net assets, end of year (000’s)	$517,522	$608,317		$933,747	$1,070,103	$904,899

Portfolio turnover rate	118.64%	116.21%	[e]	115.94%	140.83%	88.04%

Portfolio turnover rate excluding mortgage dollar rolls[f]	86.69%	39.01%[e]		47.40%	87.33%	48.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio activity as a result of in-kind transactions.

fSee Note 1(h) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	15

FRANKLIN STRATEGIC SERIES

Consolidated Statement of Investments, April 30, 2020

Franklin Strategic Income Fund

		Country/ Organization	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 0.3%
	Commercial & Professional Services 0.0%†
a,aa	Remington Outdoor Co. Inc.	United States	1,322,439	$661,219

	Consumer Services 0.0%†
a,ab,b	Turtle Bay Resort	United States	5,579,939	122,759

	Energy 0.1%
	Amplify Energy Corp.	United States	5,288	6,980
a	Battalion Oil Corp.	United States	2,215	10,854
a,b	Battalion Oil Corp., wts., A, 10/08/22	United States	10,639	31,517
a,b	Battalion Oil Corp., wts., B, 10/08/22	United States	13,300	38,945
a,b	Battalion Oil Corp., wts., C, 10/08/22	United States	17,100	49,343
a,b	Birch Permian Holdings Inc.	United States	46,176	230,880
a,b	Birch Permian Holdings Inc.	United States	359,948	1,754,746
a	Chaparral Energy Inc., A	United States	94,305	46,172
a,c	Chaparral Energy Inc., A, 144A	United States	3,418	1,673
	Riviera Resources Inc.	United States	84,462	233,115
a	Weatherford International PLC	United States	151,545	681,953

				3,086,178

	Materials 0.2%
a,b,d	Appvion Operations Inc.	United States	331,326	6,144,820
a	Verso Corp., A	United States	38,905	540,390
a	Verso Corp., wts., 7/25/23	United States	4,095	6,143

				6,691,353

	Media & Entertainment 0.0%†
a	Clear Channel Outdoor Holdings Inc.	United States	285,564	275,512
a	iHeartMedia Inc., A	United States	115,084	807,890
a,b	iHeartMedia Inc., B	United States	1,941	11,582
a	iHeartMedia Inc., wts., A, 5/01/39	United States	1	7

				1,094,991

	Retailing 0.0%
a,b,d	K2016470219 South Africa Ltd., A	South Africa	125,940,079	—
a,b,d	K2016470219 South Africa Ltd., B	South Africa	12,532,821	—

				—

	Software & Services 0.0%†
a,b	WorkCapital BSD SARL, wts., 2/13/26	Brazil	6,000,000	750,000

	Total Common Stocks and Other Equity Interests (Cost $65,573,503)			12,406,500

	Management Investment Companies (Cost $152,217,419) 2.8%
	Diversified Financials 2.8%
e	Franklin Floating Rate Income Fund	United States	15,243,688	108,077,744

16	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds 37.4%
	Automobiles & Components 0.0%†
c	Allison Transmission Inc., senior bond, 144A, 5.875%, 6/01/29	United States	2,000,000		$1,950,660

	Banks 2.7%
c	Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	12,400,000		11,379,467
	Bank of America Corp.,
	senior bond, 3.248%, 10/21/27	United States	5,000,000		5,352,694
	senior note, 3.50%, 4/19/26	United States	29,800,000		32,440,705
f	BDO Unibank Inc., senior note, Reg S, 2.95%, 3/06/23	Philippines	1,550,000		1,542,085
f	China Construction Bank Corp., sub. note, Reg S, 4.25% to 2/26/24, FRN thereafter, 2/27/29	China	8,000,000		8,396,227
	Fifth Third Bancorp, senior note, 2.55%, 5/05/27	United States	5,100,000		5,089,953
	Industrial & Commercial Bank of China Ltd., senior note, 3.538%, 11/08/27	China	8,500,000		9,240,798
	JPMorgan Chase & Co.,
	senior bond, 2.522% to 4/22/30, FRN thereafter, 4/22/31	United States	9,400,000		9,616,217
	sub. note, 3.875%, 9/10/24	United States	10,000,000		10,771,469
	Lloyds Banking Group PLC, senior note, 3.87%, 7/09/25	United Kingdom	1,600,000		1,685,197
f	Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	3,900,000	EUR	4,186,693
	Wells Fargo & Co., senior note, 2.188% to 4/30/25, FRN thereafter, 4/30/26	United States	7,700,000		7,748,724

					107,450,229

	Capital Goods 1.4%
c	Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	12,000,000		10,667,400
	CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	6,600,000		6,596,748
	Emerson Electric Co., senior bond, 2.75%, 10/15/50	United States	1,800,000		1,754,770
	General Electric Co., senior note, 3.45%, 5/01/27	United States	2,200,000		2,240,490
c	Herc Holdings Inc., senior note, 144A, 5.50%, 7/15/27	United States	5,300,000		5,001,610
c	The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	7,000,000		6,341,650
c	Navistar International Corp., senior secured note, 144A, 9.50%, 5/01/25	United States	3,300,000		3,473,250
c	NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26	United States	9,000,000		7,704,090
b,g	Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	4,655,176		3,404,098
c	Resideo Funding Inc., senior note, 144A, 6.125%, 11/01/26	United States	9,000,000		7,931,700
c	Rutas 2 and 7 Finance Ltd., senior secured bond, first lien, 144A, zero cpn., 9/30/36	United States	1,200,000		745,320

					55,861,126

	Commercial & Professional Services 0.6%
c	Intrado Corp., senior note, 144A, 8.50%, 10/15/25	United States	9,400,000		6,628,410
	United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	16,000,000		16,540,800

					23,169,210

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Consumer Durables & Apparel 0.7%
c	Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	15,000,000		$15,165,750
	KB Home,
	senior bond, 7.50%, 9/15/22	United States	5,000,000		5,385,250
	senior note, 7.00%, 12/15/21	United States	8,000,000		8,338,000

					28,889,000

	Consumer Services 1.2%
c	1011778 BC ULC/New Red Finance Inc.,
	secured note, second lien, 144A, 5.00%, 10/15/25	Canada	11,500,000		11,617,300
	senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	2,000,000		2,009,780
c	Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	13,200,000		10,378,500
c	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of
	America LLC,
	senior note, 144A, 5.00%, 6/01/24	United States	6,000,000		6,213,480
	senior note, 144A, 5.25%, 6/01/26	United States	9,100,000		9,362,080
c	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	9,800,000		8,782,760

					48,363,900

	Diversified Financials 2.9%
	Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	11,900,000		12,151,801
h	Cia Securitizadora de Creditos Financeiros Vert-Fintech, senior secured note, FRN, 5.96%, (BZDIOVRA + 5.75%), 2/14/24	Brazil	11,513[i]	BRL	2,294,819
	The Goldman Sachs Group Inc.,
	senior note, 3.50%, 1/23/25	United States	23,000,000		24,366,670
	senior note, 3.75%, 2/25/26	United States	15,000,000		16,181,894
	Morgan Stanley,
	senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	10,000,000		10,833,344
	senior note, 3.875%, 1/27/26	United States	32,300,000		35,559,873
	Springleaf Finance Corp.,
	senior bond, 5.375%, 11/15/29	United States	3,300,000		2,754,972
	senior note, 6.625%, 1/15/28	United States	5,700,000		5,056,755
	[f] TNB Global Ventures Capital Bhd., senior note, Reg S, 3.244%, 10/19/26	Malaysia	3,775,000		3,850,633

					113,050,761

	Energy 2.1%
c	Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	5,900,000		5,473,365
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., senior note, 4.486%, 5/01/30	United States	700,000		720,090
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	6,400,000		6,638,686
	Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	11,900,000		11,433,520
	CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	11,076,000		10,965,240
	Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	8,200,000		7,863,800
	Energy Transfer Operating LP, senior bond, 4.05%, 3/15/25	United States	1,300,000		1,277,534
	EnLink Midstream LLC, senior bond, 5.375%, 6/01/29	United States	2,900,000		1,814,820
c,g	EnQuest PLC, senior note, 144A, PIK, 7.00%, 10/15/23	United Kingdom	10,303,551		3,546,442

18	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Energy (continued)
	Enterprise Products Operating LLC, senior bond, 4.80%, 2/01/49	United States	1,200,000	$1,302,645
	EOG Resources Inc., senior bond, 4.375%, 4/15/30	United States	1,000,000	1,117,637
	Exxon Mobil Corp., senior bond, 2.61%, 10/15/30	United States	4,700,000	4,905,019
	Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	19,000,000	7,737,750
c	Nabors Industries Ltd., senior note, 144A, 7.25%, 1/15/26	United States	6,000,000	2,317,500
	Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	2,100,000	1,099,875
j	Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000	45,000
c	Schlumberger Holdings Corp., senior note, 144A, 3.90%, 5/17/28	United States	3,800,000	3,656,309
	Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	5,900,000	5,780,820
c	Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24	United States	4,591,000	3,380,124

				81,076,176

	Food & Staples Retailing 0.9%
c	Cencosud SA, senior note, 144A, 4.375%, 7/17/27	Chile	7,500,000	7,054,442
	Costco Wholesale Corp., senior bond, 1.75%, 4/20/32	United States	2,000,000	1,994,313
	The Kroger Co., senior bond, 4.45%, 2/01/47	United States	1,200,000	1,416,164
	Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	21,900,000	23,375,222

				33,840,141

	Food, Beverage & Tobacco 1.2%
	Anheuser-Busch InBev Worldwide Inc., senior bond, 3.50%, 6/01/30	Belgium	8,400,000	8,978,215
	B&G Foods Inc., senior note, 5.25%, 9/15/27	United States	9,000,000	9,128,070
	BAT Capital Corp., senior bond, 4.54%, 8/15/47	United Kingdom	600,000	625,903
	Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	2,000,000	1,985,836
f	China Mengniu Dairy Co. Ltd., senior note, Reg S, 4.25%, 8/07/23	China	392,000	420,428
	Diageo Capital PLC., senior note, 2.00%, 4/29/30	United Kingdom	7,300,000	7,282,401
c	Imperial Brands Finance PLC, senior bond, 144A, 3.875%, 7/26/29	United Kingdom	2,200,000	2,212,877
c	MHP Lux SA, senior note, 144A, 6.95%, 4/03/26	Ukraine	8,000,000	7,462,720
c	Post Holdings Inc., senior bond, 144A, 4.625%, 4/15/30	United States	6,700,000	6,607,808
	Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	1,900,000	2,067,996

				46,772,254

	Health Care Equipment & Services 1.9%
	Anthem Inc.,
	senior bond, 2.25%, 5/15/30	United States	3,650,000	3,636,313
	senior bond, 3.70%, 9/15/49	United States	1,400,000	1,525,025
	Centene Corp.,
	[c] senior bond, 144A, 4.625%, 12/15/29	United States	2,300,000	2,529,195
	[c] senior bond, 144A, 3.375%, 2/15/30	United States	1,400,000	1,416,590
	senior note, 4.75%, 5/15/22	United States	2,000,000	2,028,900
	[c] senior note, 144A, 5.375%, 6/01/26	United States	7,600,000	8,087,996
	[c] senior note, 144A, 4.25%, 12/15/27	United States	3,000,000	3,152,700

franklintempleton.com	Annual Report	19

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Health Care Equipment & Services (continued)
	CHS/Community Health Systems Inc.,
	senior note, 6.875%, 2/01/22	United States	7,223,000	$5,390,164
	senior secured note, first lien, 6.25%, 3/31/23	United States	3,900,000	3,651,375
	Cigna Corp., senior bond, 4.90%, 12/15/48	United States	1,200,000	1,550,597
	CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	5,800,000	6,546,096
	DaVita Inc.,
	senior bond, 5.125%, 7/15/24	United States	8,000,000	8,161,600
	senior bond, 5.00%, 5/01/25	United States	6,000,000	6,101,250
	HCA Inc., senior bond, 5.875%, 2/15/26	United States	3,000,000	3,345,000
c	MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	11,300,000	10,302,662
c	MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24	United States	8,000,000	7,179,760

				74,605,223

	Materials 5.1%
	Air Products and Chemicals Inc., senior bond, 2.05%, 5/15/30	United States	3,700,000	3,770,639
c	Alpek SAB de CV, senior note, 144A, 4.25%, 9/18/29	Mexico	16,000,000	13,957,600
c	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	11,500,000	11,581,880
c	Braskem Netherlands Finance BV, senior bond, 144A, 4.50%, 1/31/30	Brazil	10,000,000	8,125,000
c	Cemex SAB de CV,
	senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	13,000,000	11,711,700
	senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	2,000,000	1,810,400
f	CNAC HK Finbridge Co. Ltd., senior note, Reg S, 4.875%, 3/14/25	China	7,800,000	8,356,764
	Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	7,100,000	7,345,660
c	FMG Resources (August 2006) Pty. Ltd.,
	senior note, 144A, 5.125%, 3/15/23	Australia	3,600,000	3,656,340
	senior note, 144A, 5.125%, 5/15/24	Australia	7,700,000	7,853,229
	Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	13,000,000	13,083,850
c	Gates Global LLC / Gates Corp., senior note, 144A, 6.25%, 1/15/26	United States	1,000,000	914,710
c	Glencore Funding LLC,
	senior note, 144A, 4.125%, 5/30/23	Switzerland	5,000,000	5,064,139
	senior note, 144A, 4.625%, 4/29/24	Switzerland	2,500,000	2,621,362
c	Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	15,000,000	11,831,250
c	Neon Holdings Inc., senior note, 144A, 10.125%, 4/01/26	United States	5,000,000	4,529,750
c	Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	14,000,000	13,682,200
c	Owens-Brockway Glass Container Inc.,
	senior note, 144A, 5.00%, 1/15/22	United States	6,000,000	6,086,700
	senior note, 144A, 5.875%, 8/15/23	United States	10,000,000	10,152,000
c	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Luxembourg SA,
	senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	5,900,000	5,960,180
	[h] senior secured note, first lien, 144A, FRN, 4.719%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	6,500,000	6,439,225

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Materials (continued)
c	SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	5,500,000	$5,885,237
c	Sealed Air Corp.,
	senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000	11,737,875
	senior note, 144A, 4.875%, 12/01/22	United States	4,000,000	4,128,200
c	Sociedad Quimica y Minera de Chile SA, senior note, 144A, 3.625%, 4/03/23	Chile	1,500,000	1,489,800
c	SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	12,000,000	9,225,000
c	TPC Group Inc., secured note, 144A, 10.50%, 8/01/24	United States	11,000,000	9,049,700

				200,050,390

	Media & Entertainment 3.1%
c	Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	4,000,000	4,198,600
	AMC Entertainment Holdings Inc., senior sub. bond, 5.75%, 6/15/25	United States	6,500,000	1,511,250
c	CCO Holdings LLC/CCO Holdings Capital Corp.,
	senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000	13,398,288
	senior bond, 144A, 4.50%, 8/15/30	United States	2,000,000	2,019,400
	Charter Communications Operating LLC/Charter
	Communications Operating Capital, senior bond, 2.80%, 4/01/31	United States	3,300,000	3,326,335
c	Clear Channel Worldwide Holdings Inc.,
	senior secured note, first lien, 144A, 5.125%, 8/15/27	United States	6,400,000	6,043,200
	senior sub. note, 144A, 9.25%, 2/15/24	United States	1,362,000	1,140,947
	Comcast Corp., senior bond, 4.75%, 3/01/44	United States	1,400,000	1,822,001
c	CSC Holdings LLC, senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	16,000,000	16,652,800
c	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	first lien, 144A, 5.375%, 8/15/26	United States	4,300,000	3,288,210
	senior note, 144A, 6.625%, 8/15/27	United States	4,500,000	2,484,675
	DISH DBS Corp.,
	senior bond, 5.00%, 3/15/23	United States	6,000,000	5,752,500
	senior note, 5.875%, 11/15/24	United States	8,000,000	7,736,320
	Fox Corp, senior bond, 3.50%, 4/08/30	United States	4,000,000	4,312,035
	iHeartCommunications Inc.,
	secured note, 6.375%, 5/01/26	United States	661,721	628,436
	senior note, 8.375%, 5/01/27	United States	1,199,371	1,007,052
c	Live Nation Entertainment Inc., senior note, 144A, 4.75%, 10/15/27	United States	4,400,000	3,782,416
	Netflix Inc., senior bond, 4.375%, 11/15/26	United States	11,800,000	12,439,560
c	Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	15,000,000	14,665,500
c	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	16,000,000	14,140,000

				120,349,525

franklintempleton.com	.Annual Report	21

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Pharmaceuticals, Biotechnology & Life Sciences 2.1%
c	AbbVie Inc., senior note, 144A, 2.95%, 11/21/26	United States	5,900,000	$6,255,566
	Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	25,000,000	26,712,831
c	Bausch Health Cos. Inc., senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000	3,149,058
	senior note, 144A, 8.50%, 1/31/27	United States	5,000,000	5,535,250
	senior note, 144A, 5.00%, 1/30/28	United States	3,000,000	2,886,900
	senior note, first lien, 144A, 7.00%, 3/15/24	United States	2,100,000	2,190,069
c	Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28 .	Germany	11,700,000	13,229,641
	Biogen Inc., senior bond, 2.25%, 5/01/30	United States	2,700,000	2,690,376
c	Endo DAC/Endo Finance LLC/Endo Finco Inc.,
	senior bond, 144A, 6.00%, 2/01/25	United States	11,000,000	7,942,000
	senior note, 144A, 6.00%, 7/15/23	United States	1,637,000	1,237,326
c	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	10,000,000	10,187,500

				82,016,517

	Real Estate 0.8%
f	China Overseas Finance Cayman VI Ltd., senior note, Reg S, 5.95%, 5/08/24	China	7,500,000	8,451,000
c	Five Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%, 11/15/25	United States	8,000,000	7,790,000
	MPT Operating Partnership LP/MPT Finance Corp.,
	senior bond, 5.25%, 8/01/26	United States	4,200,000	4,266,360
	senior bond, 5.00%, 10/15/27	United States	5,700,000	5,849,910
c	VICI Properties LP/VICI Note Co. Inc.,
	senior bond, 144A, 4.125%, 8/15/30	United States	1,300,000	1,189,110
	senior note, 144A, 3.75%, 2/15/27	United States	2,500,000	2,336,750

				29,883,130

	Retailing 0.0%†
b,c,g	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	10,131,263	12,538
b,c,g	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	2,667,975	12,314
c	Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	5,300,000	549,875

				574,727

	Semiconductors & Semiconductor Equipment 0.1%
	Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	1,800,000	1,856,570
	Qorvo Inc., senior note, 5.50%, 7/15/26	United States	900,000	949,230

				2,805,800

	Software & Services 0.2%
c	NortonLifeLock Inc., senior note, 144A, 5.00%, 4/15/25	United States	9,500,000	9,606,875

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Technology Hardware & Equipment 0.6%
c	Blackboard Inc., secured note, second lien, 144A, 10.375%, 11/15/24	United States	3,200,000	$3,028,000
c	CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	14,600,000	13,083,790
c	Dell International LLC/EMC Corp., senior note, 144A, 7.125%, 6/15/24	United States	7,000,000	7,275,450

				23,387,240

	Telecommunication Services 2.1%
c	Altice France Holding SA, senior note, 144A, 6.00%, 2/15/28	Luxembourg	6,100,000	5,612,000
c	Altice France SA/France, senior secured note, 144A, 5.50%, 1/15/28	France	2,500,000	2,536,375
	AT&T Inc., senior note, 2.95%, 7/15/26	United States	14,800,000	15,290,844
	Bell Canada Inc., senior bond, 4.464%, 4/01/48	Canada	1,400,000	1,746,168
c,j	Digicel Group Two Ltd., [b] senior note, 144A, 8.25%, 9/30/22	Bermuda	2,427,000	121,350
g	senior note, 144A, PIK, 9.125%, 4/01/24	Bermuda	3,042,961	167,093
	Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26	United States	5,200,000	5,600,920
	Sprint Communications Inc., senior note, 6.00%, 11/15/22	United States	10,000,000	10,620,600
	Telefonica Emisiones SA, senior bond, 4.895%, 3/06/48	Spain	1,000,000	1,159,238
	TELUS Corp., senior bond, 4.60%, 11/16/48	Canada	1,000,000	1,183,000
	T-Mobile USA Inc.,
	senior bond, 6.50%, 1/15/24	United States	3,000,000	3,085,950
	senior bond, 6.375%, 3/01/25	United States	13,000,000	13,408,850
	senior note, 5.125%, 4/15/25	United States	6,000,000	6,112,500
	[c] senior secured bond, 144A, 3.875%, 4/15/30	United States	13,400,000	14,724,590

				81,369,478

	Transportation 2.9%
	CSX Corp., senior bond, 4.10%, 3/15/44	United States	1,600,000	1,855,406
c	DAE Funding LLC,
	senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	2,000,000	1,792,500
	senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	14,000,000	12,477,500
	FedEx Corp.,
	senior bond, 4.05%, 2/15/48	United States	1,200,000	1,189,811
	senior note, 3.80%, 5/15/25	United States	14,300,000	15,298,568
f	ICTSI Treasury BV, senior note, Reg S, 4.625%, 1/16/23	Philippines	12,000,000	12,234,600
c	Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	18,100,000	20,883,327
c	Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	12,718,000	10,665,315
f,k	RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	17,600,000	18,534,560
	United Parcel Service Inc., senior bond, 5.30%, 4/01/50	United States	13,400,000	19,179,784

				114,111,371

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Corporate Bonds (continued)
	Utilities 4.8%
	Calpine Corp.,
	senior bond, 5.75%, 1/15/25	United States	9,000,000	$9,010,890
	[c] senior note, 144A, 5.125%, 3/15/28	United States	4,000,000	3,925,000
f	CGNPC International Ltd., senior note, Reg S, 3.75%, 12/11/27	China	3,289,000	3,563,190
	Clearway Energy Operating LLC, senior note, 5.75%, 10/15/25	United States	12,800,000	13,249,280
c	Colbun SA,
	senior note, 144A, 3.95%, 10/11/27	Chile	7,500,000	7,943,250
	senior note, 144A, 3.15%, 3/06/30	Chile	2,900,000	2,780,375
	Dominion Energy Inc., senior note, 3.375%, 4/01/30	United States	8,500,000	9,247,112
	Duke Energy Corp., senior bond, 3.75%, 9/01/46	United States	1,600,000	1,822,929
c,l	EDF SA,
	junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual.	France	5,000,000	4,953,475
	junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual.	France	25,000,000	24,574,750
	Exelon Corp.,
	senior bond, 4.05%, 4/15/30	United States	13,400,000	15,311,188
	senior bond, 4.45%, 4/15/46	United States	1,400,000	1,673,771
c	InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	8,600,000	7,675,500
c	Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	9,200,000	9,750,942
	The Southern Co., senior bond, 3.25%, 7/01/26	United States	24,200,000	25,885,216
c	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	15,800,000	17,259,313
c	Talen Energy Supply LLC,
	senior note, 144A, 10.50%, 1/15/26	United States	3,000,000	2,492,610
	senior secured note, 144A, 7.25%, 5/15/27	United States	10,800,000	10,742,220
c	Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	12,800,000	13,685,760
	Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	820,000	1,160,194

				186,706,965

	Total Corporate Bonds (Cost $1,554,351,111)			1,465,890,698

h,m	Senior Floating Rate Interests 4.9%
	Automobiles & Components 0.2%
	Adient U.S. LLC, Initial Term Loans, 5.45% - 5.742%, (3-month USD LIBOR + 4.00%), 5/06/24	United States	4,704,550	4,270,847
	Thor Industries Inc., Initial USD Term Loans, 4.625% - 4.75%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	1,799,397	1,656,195

				5,927,042

	Capital Goods 0.2%
g	Alloy Finco Ltd., Term Loan B, PIK, 14.00%, 3/06/25	United States	2,746,714	1,339,023
	Altra Industrial Motion Corp., Term Loan, 2.404%, (1-month USD LIBOR + 2.00%), 10/01/25	United States	2,331,005	2,217,369
	Navistar Inc., Tranche B Term Loan, 4.22%, (1-month USD LIBOR + 3.50%), 11/06/24	United States	1,504,723	1,374,313

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
h,m	Senior Floating Rate Interests (continued)
	Capital Goods (continued)
	Onsite Rental Group Operations Pty. Ltd., Term Loan, 5.50%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	3,404,855	$2,809,006

				7,739,711

	Commercial & Professional Services 0.2%
	Harsco Corp., Term Loan B-2, 2.688%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	2,040,990	1,989,965
	Pitney Bowes Inc., Incremental Tranche Term B Loans, 5.91%, (1-month USD LIBOR + 5.50%), 1/07/25	United States	2,700,000	2,340,001
	Prime Security Services Borrower LLC, Term B-1, 4.266%, (1-month USD LIBOR + 3.25%), 9/12/26	United States	932,813	893,362
	United Rentals North America Inc., Initial Term Loans, 2.154%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	992,443	954,075
	Ventia Pty. Ltd., Term B Loans, 4.95%, (3-month USD LIBOR + 3.50%), 5/21/26	Australia	825,792	759,729

				6,937,132

	Consumer Durables & Apparel 0.0%†
	Champ Acquisition Corp., Initial Term Loan, 6.572%, (3-month USD LIBOR + 5.50%), 12/21/25	United States	705,483	633,171

	Consumer Services 0.2%
	Aristocrat Technologies Inc., Term B-3 Loans, 2.859%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	1,371,348	1,307,352
	Caesars Resort Collection LLC, Term B Loans, 3.154%, (1-month USD LIBOR + 2.75%), 12/22/24	United States	2,992,347	2,529,781
	Eldorado Resorts Inc., Initial Term Loan, 3.25%, (3-month USD LIBOR + 2.25%), 4/17/24	United States	1,792,284	1,715,739
	NASCAR Holdings Inc., Initial Term Loans, 3.375%, (1-month USD LIBOR + 2.75%), 10/18/26	United States	4,000,000	3,758,216

				9,311,088

	Diversified Financials 0.0%†
	Russell Investments US Institutional Holdco Inc., Term Loan B, 3.822%, (3-month USD LIBOR + 2.75%), 6/01/23	United States	630,769	580,938

	Energy 0.3%
	Buckeye Partners LP, Initial Term Loans, 3.766%, (1-month USD LIBOR + 2.75%), 11/01/26	United States	1,569,434	1,481,153
n	Centurion Pipeline Co. LLC, Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 9/28/25	United States	940,000	829,550
j	Fieldwood Energy LLC, Closing Date Loans, 6.25%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	32,439,645	8,272,110
	Utex Industries Inc.,
	Initial Term Loan (First Lien), 5.311%, (3-month USD LIBOR + 4.00%), 5/21/21	United States	2,138,577	591,673
	Second Lien Initial Term Loan, 8.561%, (3-month USD LIBOR + 7.25%), 5/20/22	United States	955,410	132,165

				11,306,651

	Food & Staples Retailing 0.1%
	Aramark Corp., U.S. Term B-4 Loan, 2.154%, (1-month USD LIBOR + 1.75%), 1/15/27	United States	3,900,000	3,689,767

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
h,m	Senior Floating Rate Interests (continued)
	Food, Beverage & Tobacco 0.4%
	B&G Foods Inc., Tranche B-4 Term Loan, 2.904%, (1-month USD LIBOR + 2.50%), 10/10/26	United States	2,053,845	$2,002,926
	CSM Bakery Supplies LLC, Second Lien Term Loan, 9.10%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	13,621,246	10,442,960
	JBS USA Lux SA, New Term Loans, 3.072%, (3-month USD LIBOR + 2.00%), 5/01/26	United States	2,254,515	2,187,937

				14,633,823

	Health Care Equipment & Services 0.2%
	Catalent Pharma Solutions Inc., Dollar Term B-2 Loan, 3.25%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	5,286,650	5,220,567
	DaVita Inc., Tranche B-1 Term Loan, 2.154%, (1-month USD LIBOR + 1.75%), 8/12/26	United States	1,995,000	1,948,554
	National Mentor Holdings Inc.,
	Initial Term C Loans, 5.71%, (3-month USD LIBOR + 4.25%), 3/08/26	United States	5,603	5,350
	Initial Term Loans, 4.66%, (1-month USD LIBOR + 4.25%), 3/08/26	United States	88,521	84,538
	Initial Term Loans, 5.71%, (3-month USD LIBOR + 4.25%), 3/08/26	United States	34,840	33,272

				7,292,281

	Household & Personal Products 1.1%
b	FGI Operating Co. LLC (Freedom Group),
	[g] Term Loan, PIK, 12.00%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	15,104,489	13,194,791
	Term Loan FILO, 9.50%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	28,662,305	28,533,902
	Knowlton Development Corp., Initial Term Loan, 4.154%, (1-month USD LIBOR + 3.75%), 12/21/25	United States	600,775	542,199

				42,270,892

	Materials 0.4%
	Appvion Operations Inc.,
	Term Loan, 7.00%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	4,803,277	4,707,211
	Term Loan, 8.25%, (Prime + 5.00%), 6/15/26	United States	20,020	19,620
n	Arconic Corp., Initial Term Loans, 3.24%, (1-month USD LIBOR + 2.75%), 2/04/27	United States	5,930,000	5,900,350
	Axalta Coating Systems U.S. Holdings Inc. (DuPont Performance Coatings), Term B-3 Dollar Loan, 3.20%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	1,898,314	1,853,703
	Berry Global Inc., Term Y Loans, 2.829%, (1-month USD LIBOR + 2.00%), 7/01/26	United States	2,992,462	2,869,230

				15,350,114

	Media & Entertainment 0.2%
	Charter Communications Operating LLC, Term A-2 Loan, 1.91%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	2,878,378	2,820,811
	CSC Holdings LLC, March 2017 Incremental Term Loans, 3.064%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	992,328	953,130
	Diamond Sports Group LLC, Term Loan, 3.82%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	2,985,000	2,449,566

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
h,m	Senior Floating Rate Interests (continued)
	Media & Entertainment (continued)
	Gray Television Inc., Term C Loan, 3.493%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	339,690	$322,069
	Lions Gate Capital Holdings LLC, Term A Loan, 2.154%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	2,414,577	2,275,739
	Nexstar Broadcasting Inc., Term B-4 Loan, 3.735%, (1-month USD LIBOR + 2.75%), 9/19/26	United States	958,344	904,676

				9,725,991

	Pharmaceuticals, Biotechnology & Life Sciences 0.1%
	Grifols Worldwide Operations USA Inc., Dollar Tranche B Term Loan, 2.137%, (1-week USD LIBOR + 2.00%), 11/15/27	United States	4,251,465	4,200,600
	Syneos Health Inc. (INC Research LLC), Initial Term B Loans, 2.154%, (1-month USD LIBOR + 1.75%), 8/01/24	United States	1,352,135	1,318,332

				5,518,932

	Real Estate 0.1%
	Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan, 3.154%, (1-month USD LIBOR + 2.75%), 8/21/25	United States	3,181,257	2,961,976

	Retailing 0.1%
	Bass Pro Group LLC, Initial Term Loans, 6.072%, (3-month USD LIBOR + 5.00%), 9/25/24	United States	2,241,065	1,875,771
	Harbor Freight Tools USA Inc., Refinancing Loans, 3.25%, (1-month USD LIBOR + 2.50%), 8/19/23	United States	1,525,435	1,452,977
	Staples Inc., 2019 Refinancing Term B-1 Loans, 6.016%, (1-month USD LIBOR + 5.00%), 4/12/26	United States	535,237	430,197

				3,758,945

	Semiconductors & Semiconductor Equipment 0.0%†
	ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 2.404%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	1,990,000	1,920,350

	Software & Services 0.6%
	Infor (U.S.) Inc. (Lawson), Tranche B-6 Term Loan, 3.75%, (1-month USD LIBOR + 2.75%), 2/01/22	United States	994,872	980,777
	Surf Holdings LLC (Sophos), Dollar Tranche Term Loan, 4.814%, (3-month USD LIBOR + 3.50%), 3/05/27	United States	754,770	696,276
	WEX Inc., Term B-3 Loan, 2.654%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	4,129,021	3,913,536
b	WorkCapital BSD SARL, Loan, 17.707%, (3-month USD LIBOR + 16.00%), 2/11/22	Luxembourg	20,000,000	19,604,573

				25,195,162

	Technology Hardware & Equipment 0.1%
	CommScope Inc., Initial Term Loans, 3.654%, (1-month USD LIBOR + 3.25%), 4/04/26	United States	2,194,486	2,084,213

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization		Principal Amount*		Value
h,m	Senior Floating Rate Interests (continued)
	Telecommunication Services 0.2%
	Aventiv Technologies LLC,
	Initial Term Loan, 5.50%, (2-month USD LIBOR + 4.50%), 11/01/24	United States		6,329		$5,316
	Initial Term Loan, 5.50%, (3-month USD LIBOR + 4.50%), 11/01/24	United States		2,468,354		2,073,417
	Second Lien Initial Loan, 9.25%, (3-month USD LIBOR + 8.25%), 11/01/25	United States		7,588,688		4,742,930
	Global Tel*Link Corp.,
	First Lien Term Loan, 5.70%, (3-month USD LIBOR + 4.25%), 11/29/25	United States		992,463		870,128
	Second Lien Term Loan, 9.70%, (3-month USD LIBOR + 8.25%), 11/29/26	United States		545,755		441,152

						8,132,943

	Transportation 0.2%
	Air Canada, Term Loans, 2.468%, (1-month USD LIBOR + 1.75%), 10/06/23	Canada		404,661		369,253
	Allegiant Travel Co., Class B Term Loan, 4.707%, (3-month USD LIBOR + 3.00%), 2/05/24.	United States		5,571,985		4,457,588
	Avis Budget Car Rental LLC, Tranche B Term Loans, 2.66%, (1-month USD LIBOR + 2.25%), 8/06/27	United States		1,674,795		1,169,007
	Westjet Airlines Ltd., Initial Term Loan, 4.00%, (1-month USD LIBOR + 3.00%), 12/11/26	Canada		2,094,750		1,719,790

						7,715,638

	Utilities 0.0%†
	EFS Cogen Holdings I LLC (Linden),
	Term B Advance, 4.25%, (1-month USD LIBOR + 3.25%), 6/28/23	United States		282,435		273,565
	Term B Advance, 4.71%, (3-month USD LIBOR + 3.25%), 6/28/23	United States		680,785		659,404

						932,969

	Total Senior Floating Rate Interests (Cost $242,699,738)					193,619,729

o	Marketplace Loans 0.2%
	Diversified Financials 0.2%
b	Lending Club LCX, 6.46% - 28.80%, 5/31/22 - 3/03/25	United States		4,135,119		3,814,713
b	Upgrade, 14.19% - 30.51%, 11/05/22 - 2/20/25	United States		2,877,150		2,574,341

	Total Marketplace Loans (Cost $6,876,562)					6,389,054

	Foreign Government and Agency Securities 11.1%
c	The African Export-Import Bank, senior bond, 144A, 3.994%, 9/21/29	Supranational	[p]	16,100,000		14,626,206
c	Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola		30,800,000		13,706,585
f	Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia		25,700,000	EUR	23,454,602

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
c	Banque Ouest Africaine de Developpement, senior note, 144A, 5.00%, 7/27/27	Supranational[p]	15,800,000		$14,754,514
q	Brazil Notas do Tesouro Nacional, Index Linked, 6.00%, 5/15/23	Brazil	19,500	[i] BRL	13,130,748
c	Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	838,300,000	DOP	13,695,381
c	The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	16,000,000		15,886,047
c	Government of Belarus International Bond,
	senior bond, 144A, 6.20%, 2/28/30	Belarus	12,300,000		11,121,623
	senior note, 144A, 7.625%, 6/29/27	Belarus	11,400,000		11,304,297
	Government of Colombia,
	senior bond, 3.875%, 4/25/27	Colombia	14,000,000		13,895,000
	senior bond, 9.85%, 6/28/27	Colombia	55,750,000,000	COP	16,136,676
	senior bond, 4.50%, 3/15/29	Colombia	2,800,000		2,842,028
	senior bond, 5.00%, 6/15/45	Colombia	20,700,000		20,855,250
c	Government of Gabon,
	144A, 6.375%, 12/12/24	Gabon	11,143,918		8,077,335
	senior note, 144A, 6.625%, 2/06/31	Gabon	17,150,000		12,232,830
	Government of Indonesia,
	[c] senior bond, 144A, 4.35%, 1/08/27	Indonesia	8,100,000		8,606,027
	senior bond, FR34, 12.80%, 6/15/21	Indonesia	129,210,000,000	IDR	9,358,280
	senior bond, FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000	IDR	2,226,570
	senior bond, FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000	IDR	610,908
	senior bond, FR56, 8.375%, 9/15/26	Indonesia	363,988,000,000	IDR	25,154,919
c	Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	29,000,000		21,315,000
c	Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	19,300,000		21,992,215
	Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	32,700,000		32,822,625
	Government of Peru, senior bond, 6.55%, 3/14/37	Peru	11,400,000		16,428,654
c	Government of Russia, senior note, 144A, 4.875%, 9/16/23	Russia	8,600,000		9,394,984
	Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	365,000,000	ZAR	15,253,746
c	Government of Ukraine,
	144A, 7.75%, 9/01/22	Ukraine	2,200,000		2,105,972
	144A, 7.75%, 9/01/23	Ukraine	4,355,000		4,149,588
	144A, 7.75%, 9/01/24	Ukraine	4,355,000		4,125,134
	[a,r] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	9,990,000		7,432,730
	senior bond, 144A, 7.375%, 9/25/32	Ukraine	6,000,000		5,341,380
	Government of Uruguay,
	senior bond, 4.375%, 1/23/31	Uruguay	8,000,000		8,855,280
	[s] senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	878,180,123	UYU	19,114,768
	Nota do Tesouro Nacional, 10.00%, 1/01/23	Brazil	34,402	[i] BRL	7,102,123
c	Panama Notas del Tesoro, senior note, 144A, 3.75%, 4/17/26	Panama	8,200,000		8,351,290

	Total Foreign Government and Agency Securities (Cost $527,639,251)				435,461,315

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*		Value
	U.S. Government and Agency Securities 4.7%
	U.S. Treasury Bond,
	7.125%, 2/15/23	United States	3,000,000		$3,578,086
	6.25%, 8/15/23	United States	4,000,000		4,788,750
	6.875%, 8/15/25	United States	1,000,000		1,341,484
	U.S. Treasury Note,
	1.50%, 11/30/21	United States	30,000,000		30,624,024
	[s] Index Linked, 0.625%, 1/15/24	United States	25,440,811		26,129,946
	[s] Index Linked, 0.125%, 7/15/24	United States	61,590,110		62,618,322
	[s] Index Linked, 0.375%, 7/15/25	United States	34,575,438		35,937,051
	[s] Index Linked, 0.375%, 7/15/27	United States	18,937,664		20,046,486

	Total U.S. Government and Agency Securities (Cost $179,360,989)				185,064,149

	Asset-Backed Securities and Commercial Mortgage-Backed Securities 25.0%
	Banks 0.1%
t	Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.807%, 7/10/38	United States	5,333,000		3,253,130
t	CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	1,185,427		1,186,441
u	Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.867%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	546,624		539,612

					4,979,183

	Diversified Financials 24.9%
u	American Express Credit Account Master Trust, 2017-2, A, FRN, 1.264%, (1-month USD LIBOR + 0.45%), 9/16/24	United States	9,170,000		9,187,354
c,u	AMMC CLO XI Ltd.,
	2012-11A, BR2, 144A, FRN, 2.36%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,000,000		2,756,139
	2012-11A, CR2, 144A, FRN, 2.66%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	1,000,000		876,225
c,u	Antares CLO Ltd., 2018-1A, B, 144A, FRN, 2.785%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	17,500,000		16,315,553
c,t	ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 2.919%, 1/15/32	United States	15,700,000		14,909,902
c,t	ARES LII CLO Ltd.,
	2019-52A, A2, 144A, FRN, 2.748%, 4/22/31	United States	2,522,358		2,245,211
	2019-52A, B, 144A, FRN, 2.948%, 4/22/31	United States	3,500,000		3,350,786
	2019-52A, C, 144A, FRN, 3.778%, 4/22/31	United States	1,000,000		934,312
c,t	BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 3.285%, 10/20/30	United States	6,300,000		5,777,330
c,t	BlueMountain CLO Ltd.,
	2012-2A, BR2, 144A, FRN, 3.145%, 11/20/28	United States	6,710,000		6,388,635
	2012-2A, CR2, 144A, FRN, 3.695%, 11/20/28	United States	2,730,000		2,497,292
	2014-2A, CR2, 144A, FRN, 3.335%, 10/20/30	United States	3,800,000		3,425,309
	2018-1A, D, 144A, FRN, 3.81%, 7/30/30	United States	5,000,000		3,963,593
c,t	Bluemountain Fuji Eur CLO V DAC,
	5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	20,900,000	EUR	21,932,773
	5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	6,200,000	EUR	6,291,704

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
c,u	BlueMountain Fuji U.S. CLO III Ltd., 2017-3A, C, 144A, FRN, 2.919%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	600,000	$531,782
c	BRAVO Residential Funding Trust,
	2019-1, A1C, 144A, 3.50%, 3/25/58	United States	9,158,796	9,280,155
	[t] 2019-2, A3, 144A, FRN, 3.50%, 10/25/44	United States	9,882,700	10,098,785
c,t	Burnham Park CLO Ltd., 2016-1A, BR, 144A, FRN, 2.635%, 10/20/29	United States	3,500,000	3,347,720
c,t	Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 3.319%, 10/15/31	United States	9,730,950	8,813,822
u	Capital One Multi-Asset Execution Trust,
	2016-A2, A2, FRN, 1.444%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	44,033,000	44,134,932
	2016-A7, A7, FRN, 1.324%, (1-month USD LIBOR + 0.51%), 9/16/24	United States	4,400,000	4,398,031
c,u	Carlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A, FRN, 4.119%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	3,000,000	2,083,346
c,t	Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 3.419%, 10/15/31	United States	12,000,000	10,916,539
c,u	Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.085%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	11,770,000	11,483,883
c,t	CIM Trust,
	2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	10,739,467	10,932,669
	2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	13,778,730	14,110,632
t	Citibank Credit Card Issuance Trust,
	2016-A3, A3, FRN, 1.475%, 12/07/23	United States	4,800,000	4,800,661
	2017-A7, A7, FRN, 1.291%, 8/08/24	United States	36,060,000	35,950,598
c,t	Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 2.735%, 10/20/28	United States	3,530,000	3,397,051
c,t	Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
	2018-14, PT, 144A, FRN, 9.461%, 9/16/41	United States	3,222,346	2,920,730
	2018-29, PT, 144A, FRN, 28.366%, 12/15/43	United States	1,722,639	1,272,714
	2019-26, PT, 144A, FRN, 19.324%, 8/15/44	United States	6,453,622	5,132,284
	2019-31, PT, 144A, FRN, 22.58%, 9/15/44	United States	5,925,596	4,688,246
	2019-37, PT, 144A, FRN, 21.925%, 10/17/44	United States	6,026,931	4,902,598
	2019-42, PT, 144A, FRN, 20.897%, 11/15/44	United States	6,417,553	5,125,779
	2019-51, PT, 144A, FRN, 17.718%, 1/15/45	United States	6,842,591	5,715,967
	2019-52, PT, 144A, FRN, 17.151%, 1/15/45	United States	6,627,669	5,610,558
	2019-S1, PT, 144A, FRN, 16.345%, 4/15/44	United States	5,077,078	3,997,420
	2019-S2, PT, 144A, FRN, 13.40%, 5/16/44	United States	3,788,796	3,001,480
	2019-S3, PT, 144A, FRN, 14.312%, 6/15/44	United States	4,632,729	3,622,926
	2019-S4, PT, 144A, FRN, 13.259%, 8/15/44	United States	5,382,565	4,287,501
	2019-S5, PT, 144A, FRN, 18.85%, 9/15/44	United States	5,042,008	4,066,929
	2019-S6, PT, 144A, FRN, 12.849%, 10/17/44	United States	4,813,001	3,895,597
	2019-S7, PT, 144A, FRN, 11.521%, 12/15/44	United States	4,144,156	3,351,316
	2019-S8, PT, 144A, FRN, 11.622%, 1/15/45	United States	5,160,366	4,204,373
	2020-2, PT, 144A, FRN, 15.85%, 3/15/45	United States	6,616,670	5,637,161
	2020-7, PT, 144A, FRN, 14.159%, 4/17/45	United States	4,169,349	3,594,205

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
t	Discover Card Execution Note Trust, 2017-A7, A7, FRN, 1.174%, 4/15/25	United States	5,360,000	$5,322,793
c,t	Dryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 3.219%, 7/15/30	United States	7,186,000	6,472,966
c,u	Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 4.149%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	8,400,000	6,639,575
c,u	Dryden 55 CLO Ltd., 2018-55A, D, 144A, FRN, 4.069%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	3,000,000	2,371,126
c,t	Eaton Vance CLO Ltd., 2014-1RA, C, 144A, FRN, 3.319%, 7/15/30	United States	1,972,575	1,838,815
	FHLMC Structured Agency Credit Risk Debt Notes,
	[u] 2013-DN2, M2, FRN, 4.737%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	11,134,728	9,648,379
	[u] 2014-DN1, M2, FRN, 2.687%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	4,184,927	4,013,785
	[u] 2014-DN2, M3, FRN, 4.087%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	21,379,000	14,666,486
	[u] 2014-DN3, M3, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	917,035	745,884
	[u] 2014-DN4, M3, FRN, 5.037%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	11,859,300	10,011,556
	[u] 2014-HQ1, M3, FRN, 4.587%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	2,546,802	2,197,642
	[u] 2014-HQ2, M2, FRN, 2.687%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	4,939,705	4,697,549
	[u] 2014-HQ3, M3, FRN, 5.237%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	4,923,319	4,329,737
	[u] 2015-DNA1, M3, FRN, 3.787%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	2,830,000	2,834,359
	[u] 2015-DNA3, M3, FRN, 5.187%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	18,411,581	18,643,031
	[u] 2015-HQ1, M3, FRN, 4.287%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	5,167,450	4,758,352
	[u] 2015-HQA1, M3, FRN, 5.187%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	17,579,820	17,620,689
	[u] 2016-DNA2, M3, FRN, 5.137%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	14,997,874	14,936,515
	[t] 2017-DNA1, M2, FRN, 3.737%, 7/25/29	United States	7,300,000	7,044,787
	[t] 2017-DNA2, M2, FRN, 3.937%, 10/25/29	United States	5,868,312	5,706,672
	[u] 2017-DNA3, M2, FRN, 2.987%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	26,312,269	25,082,989
	[t] 2017-HQA1, M2, FRN, 4.037%, 8/25/29	United States	27,283,882	25,451,979
	[t] 2017-HQA2, M2, FRN, 3.137%, 12/25/29	United States	2,885,000	2,592,356

32	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
c,u	Flagship CLO VIII Ltd., 2014-8A, ARR, 144A, FRN, 2.026%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	2,820,106	$2,802,766
	FNMA Connecticut Avenue Securities,
	[u] 2013-C01, M2, FRN, 5.737%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	13,462,334	11,662,843
	[u] 2014-C01, M2, FRN, 4.887%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	15,697,826	12,642,767
	[u] 2014-C02, 1M2, FRN, 3.087%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	12,725,890	9,734,343
	[u] 2014-C03, 1M2, FRN, 3.487%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	27,936,243	21,806,358
	[u] 2014-C03, 2M2, FRN, 3.387%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	3,461,858	2,723,526
	[u] 2015-C01, 1M2, FRN, 4.787%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	6,798,376	5,518,932
	[u] 2015-C01, 2M2, FRN, 5.037%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	7,419,841	6,529,664
	[u] 2015-C02, 1M2, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	19,742,597	16,389,412
	[u] 2015-C02, 2M2, FRN, 4.487%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	8,907,677	7,776,436
	[u] 2015-C03, 1M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	24,185,087	18,262,268
	[b,u] 2015-C03, 2M2, FRN, 5.487%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	11,172,098	8,697,031
	[t] 2016-C02, 1M2, FRN, 6.487%, 9/25/28	United States	8,454,810	8,685,929
	[t] 2016-C04, 1M2, FRN, 4.737%, 1/25/29	United States	8,959,385	8,890,458
	[t] 2016-C05, 2M2, FRN, 4.937%, 1/25/29	United States	5,427,001	5,380,774
	[t] 2016-C06, 1M2, FRN, 4.737%, 4/25/29	United States	2,220,000	2,191,781
	[t] 2016-C07, 2M2, FRN, 4.837%, 5/25/29	United States	3,393,709	3,361,827
	[u] 2017-C01, 1M2, FRN, 4.037%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	22,194,857	21,525,649
	[t] 2017-C03, 1M2, FRN, 3.487%, 10/25/29	United States	24,932,535	23,898,471
	[t] 2017-C03, 2M2, FRN, 3.337%, 11/25/29	United States	7,075,499	6,565,832
	[t] 2017-C05, 1M2, FRN, 2.687%, 1/25/30	United States	19,497,805	18,255,105
c,u	Galaxy XVIII CLO Ltd., 2018-28A, C, 144A, FRN, 3.169%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	3,070,000	2,716,092
c,u	Galaxy XXVII CLO Ltd., 2018-27A, C, 144A, FRN, 3.492%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	3,600,000	3,179,694
c,t	HPS Loan Management Ltd., 2013A-18, C, 144A, FRN, 3.369%, 10/15/30	United States	4,950,000	4,320,609
c,t	LCM XVI LP, 2016A, BR2, 144A, FRN, 2.969%, 10/15/31	United States	13,525,832	12,543,386
c,t	LCM XVII LP,
	2017A, BRR, 144A, FRN, 2.819%, 10/15/31	United States	4,590,000	4,257,756
	2017A, CRR, 144A, FRN, 3.319%, 10/15/31	United States	4,240,000	3,652,383

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*		Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
c,u	LCM XVIII LP, 2018A, DR, 144A, FRN, 3.935%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	6,860,000		$4,954,130
c,t	Madison Park Euro Funding VIII DAC, 8A, BRN, 144A, FRN, 1.70%, 4/15/32	Ireland	4,100,000	EUR	4,190,997
c,t	Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	9,800,000	EUR	10,525,929
c,u	Madison Park Funding XXIII Ltd., 2017-23A, B, 144A, FRN, 2.691%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	2,400,000		2,310,529
c,t	Mill City Mortgage Loan Trust, 2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	16,583,183		16,980,207
u	MortgageIT Trust,
	2004-1, A2, FRN, 1.387%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	1,445,887		1,379,989
	2005-5, A1, FRN, 1.007%, (1-month USD LIBOR + 0.26%), 12/25/35	United States	1,312,964		1,204,020
c,t	Mountain View Funding CLO XIV Ltd., 2019-1A, C, 144A, FRN, 4.119%, 4/15/29	United States	4,500,000		4,214,420
c,t	Neuberger Berman CLO XVIII Ltd., 2014-18A, CR2, 144A, FRN, 4.109%, 10/21/30	United States	500,000		401,708
c,t	Neuberger Berman CLO XXII Ltd., 2016-22A, CR, 144A, FRN, 3.335%, 10/17/30	United States	2,129,630		1,921,323
c,u	NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.197%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	15,500,000		14,507,761
c,t	Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 3.009%, 4/21/31	United States	4,485,000		4,315,741
c,t	Octagon Investment Partners 28 Ltd.,
	2016-1A, A2R, 144A, FRN, 2.47%, 10/24/30	United States	5,000,000		4,680,612
	2016-1A, BR, 144A, FRN, 2.82%, 10/24/30	United States	3,914,730		3,737,410
c,u	Octagon Investment Partners 36 Ltd., 2018-1A, A1, 144A, FRN, 2.189%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	7,475,000		7,102,621
c,u	Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 3.841%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	4,000,000		3,161,039
c,t	Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 4.085%, 7/20/30	United States	5,000,000		3,993,104
c,u	Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, 4.135%, (3-month USD LIBOR + 3.00%), 7/17/30	United States	6,000,000		4,798,700
c,u	Octagon Investment Partners XXIII Ltd., 2015-1A, BR, 144A, FRN, 2.419%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	4,590,000		4,393,207
u	Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 0.797%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	1,405,169		1,381,402
c,t	Prosper Pass-Thru Trust III,
	2020-PT1, A, 144A, FRN, 8.796%, 3/15/26	United States	4,292,165		4,129,223
	2020-PT2, A, 144A, FRN, 9.444%, 4/15/26	United States	4,670,270		4,547,771
	2020-PT3, A, 144A, FRN, 7.183%, 5/15/26	United States	1,304,418		1,325,764
c,t	Provident Funding Mortgage Trust,
	2019-1, A2, 144A, FRN, 3.00%, 12/25/49	United States	9,570,871		9,900,077
	2020-1, A3, 144A, FRN, 3.00%, 2/25/50	United States	10,457,206		10,716,042

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
	Diversified Financials (continued)
c,t	Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 3.419%, 1/15/31	United States	14,100,000	$11,924,469
u	Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.485%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	1,586,298	1,511,372
t	Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.648%, 4/25/45	United States	1,794,005	1,640,724
b,c,t	Upgrade Master Pass-Thru Trust,
	2019-PT1, A, 144A, FRN, 10.739%, 6/15/25	United States	2,807,805	2,132,024
	2019-PT2, A, 144A, FRN, 12.57%, 2/15/26	United States	3,713,513	3,453,199
c	Voya CLO Ltd.,
	[t] 2013-2A, A2AR, 144A, FRN, 2.391%, 4/25/31	United States	2,200,000	2,027,334
	[u] 2013-2A, BR, 144A, FRN, 2.841%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	5,770,000	5,118,242
	[u] 2014-1A, CR2, 144A, FRN, 3.935%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	8,000,000	6,262,651
	[t] 2015-2A, BR, 144A, FRN, 2.543%, 7/23/27	United States	9,290,000	8,917,608

				975,521,971

	Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,115,274,214)			980,501,154

	Mortgage-Backed Securities 9.3%
v	Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
	FHLMC, 3.848%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	10,877	10,947

	Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 7.9%
	FHLMC 30 Year, 2.50%, 10/01/49	United States	2,806,395	2,926,830
w	FHLMC 30 Year, 2.50%, 5/01/50	United States	13,500,000	14,058,457
w	FHLMC 30 Year, 3.00%, 5/01/50	United States	274,394,000	289,678,605
	FHLMC Gold 15 Year, 5.00%, 7/01/22	United States	24,481	25,723
	FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	118,118	131,118
	FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	956,310	1,073,884
	FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	652,672	734,664
	FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	249,499	281,875
	FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	90,643	104,909
	FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	16,146	17,108
	FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	4,416	5,322
	FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	62	62
	FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	46	51

				309,038,608

v	Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
	FNMA, 4.042%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/34	United States	101,873	105,059

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate 1.4%
FNMA 15 Year, 2.50%, 7/01/27 - 12/01/34	United States	9,830,737	$10,296,601
FNMA 15 Year, 5.50%, 3/01/21 - 4/01/22	United States	12,537	12,662
FNMA 30 Year, 3.00%, 9/01/48	United States	35,832,327	38,126,691
FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	362,783	401,639
FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	970,517	1,091,406
FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	908,122	1,029,380
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	2,070,847	2,361,514
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	261,170	305,809
FNMA 30 Year, 7.50%, 10/01/29	United States	4,496	5,338
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	2,089	2,362

			53,633,402

Government National Mortgage Association (GNMA) Fixed Rate 0.0%†
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	110,712	123,994
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	291,745	324,661
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	19,372	22,140
GNMA I SF 30 Year, 6.50%, 2/15/29 - 3/15/32	United States	36,713	40,250
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	8,543	8,844
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	582	605
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	2,827	2,953
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	40	42
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	161	162
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	340	342
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	167,968	189,087
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	87,496	99,251
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	85,343	98,708
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	48,450	56,759
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	15,168	17,650

			985,448

Total Mortgage-Backed Securities (Cost $359,272,552)			363,773,464

Municipal Bonds 4.6%
Birmingham Water Works Board Revenue, Senior, Refunding, 3.573%, 1/01/45	United States	11,790,000	12,335,759
Broward County Airport System Revenue, Refunding, Series C, 3.477%, 10/01/43	United States	3,160,000	3,103,436
California Health Facilities Financing Authority Revenue,
Senior, No Place Like Home Program, 2.934%, 6/01/32	United States	3,010,000	2,950,372
Senior, No Place Like Home Program, 2.984%, 6/01/33	United States	2,600,000	2,537,678
Senior, No Place Like Home Program, 3.034%, 6/01/34	United States	1,965,000	1,911,139

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value
Municipal Bonds (continued)
City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	5,955,000	$7,590,958
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, 4.094%, 1/15/49	United States	1,540,000	1,552,505
Gilroy USD, GO, Santa Clara County, Refunding, 3.364%, 8/01/47	United States	6,485,000	6,427,932
Greenville City School District GO, County of Darke, School Improvement, Refunding, 3.541%, 1/01/51	United States	7,335,000	7,339,841
Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior Series B, 2.585%, 7/01/28	United States	1,180,000	1,232,923
Massachusetts State College Building Authority Revenue, Refunding, Series C, 3.373%, 5/01/43	United States	5,140,000	5,140,308
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Subordinated, Refunding, Series B, 3.395%, 10/15/40	United States	5,895,000	6,088,651
Metro Wastewater Reclamation District Sewer Revenue, Refunding, Series B, 3.158%, 4/01/41	United States	4,880,000	5,087,742
Metropolitan St. Louis Sewer District Wastewater System Revenue, Refunding, Series C, 3.259%, 5/01/45	United States	14,150,000	14,499,222
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B, 4.131%, 6/15/42	United States	3,535,000	3,443,444
New York State Dormitory Authority Revenues, Non State Supported Debt, State University of New York Dormitory Facilities, Series B, 3.142%, 7/01/43	United States	3,145,000	3,092,887
New York State GO, Refunding, Series B, 3.20%, 2/15/39	United States	11,740,000	12,014,012
New York State Urban Development Corp. Sales Tax Revenue, Bidding Group 2, Series B, 2.97%, 3/15/34	United States	19,210,000	20,119,209
Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	1,975,000	2,066,225
Oregon State Department of Transportation Highway User Tax Revenue, senior lien, Refunding, Series B, 3.168%, 11/15/38	United States	3,930,000	4,040,826
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	3,870,000	4,108,226
Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	9,825,000	9,900,849
Regional Transportation District Sales Tax Revenue, FasTracks Project, Refunding, Series A, 3.258%, 11/01/38	United States	3,145,000	3,241,300
RWJ Barnabas Health Inc., 3.477%, 7/01/49	United States	2,650,000	2,695,193
Salt Lake City Sales and Excise Tax Revenue, Refunding, Series B, 3.102%, 4/01/38	United States	2,750,000	2,768,838
San Bernardino Community College District GO, San Bernadino and Riverside Counties, Election of 2018, Series A-1, 3.271%, 8/01/39	United States	2,160,000	2,234,822
San Diego County Regional Transportation Commission Sales Tax Revenue, Limited Tax, Refunding, Series A, 3.248%, 4/01/48	United States	2,360,000	2,458,766
San Francisco City and County Public Utilities Commission Water Revenue, Green Bonds, Refunding, Sub-Series A, 3.473%, 11/01/43	United States	2,310,000	2,422,982
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	5,675,000	5,924,586

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

		Country/ Organization	Principal Amount*	Value
	Municipal Bonds (continued)
	Texas State GO, Transportation Commission, Highway Improvement, Refunding, 3.211%, 4/01/44	United States	5,895,000	$6,293,266
	Texas State University System Financing Revenue,
	Refunding, Series B, 2.938%, 3/15/33	United States	2,315,000	2,361,092
	Refunding, Serise B, 3.289%, 3/15/40	United States	1,965,000	2,005,322
	University of Pittsburgh of the Commonwealth System of Higher Education Revenue, Refunding, Series C, 3.005%, 9/15/41	United States	5,500,000	5,571,280
	Utah Transit Authority Sales Tax Revenue, Refunding, Series B, 3.443%, 12/15/42	United States	3,930,000	4,145,364

	Total Municipal Bonds (Cost $174,004,493)			178,706,955

			Shares/ Units
	Escrows and Litigation Trusts 0.0%†
a,b	Millennium Corporate Claim Trust, Escrow Account	United States	8,736,451	—
a,b	Millennium Lender Claim Trust, Escrow Account	United States	8,736,450	—
a,aa,b,d	Remington Outdoor Co. Inc., Litigation Units	United States	124,500	—
a	Vistra Energy Corp., Escrow Account	United States	30,000,000	60,000

	Total Escrows and Litigation Trusts (Cost $869,132)			60,000

	Total Investments before Short Term Investments (Cost $4,378,138,964)			3,929,950,762

			Shares
	Short Term Investments 5.0%

	Money Market Funds (Cost $51,021,802) 1.3%
e,x	Institutional Fiduciary Trust Money Market Portfolio, 0.01%	United States	51,021,802	51,021,802

			Principal Amount*

	Repurchase Agreements (Cost $146,368,405) 3.7%
y	Joint Repurchase Agreement, 0.028%, 5/01/20 (Maturity Value $146,368,518) BNP Paribas Securities Corp. (Maturity Value $112,078,765) Deutsche Bank Securities Inc. (Maturity Value $20,839,950) HSBC Securities (USA) Inc. (Maturity Value $13,449,803) Collateralized by U.S. Government Agency Securities, 4.00% - 4.50%, 11/20/48 - 4/20/50; [z]U.S. Treasury Bills, 8/13/20; and U.S. Treasury Notes, 0.17% - 2.00%, 10/31/20 - 7/31/24 (valued at $149,324,211)	United States	146,368,405	146,368,405

	Total Investments (Cost $4,575,529,171) 105.3%			4,127,340,969
	Other Assets, less Liabilities (5.3)%			(208,862,777)

	Net Assets 100.0%			$3,918,478,192

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaSee Note 11 regarding holdings of 5% voting securities.

abThe security is owned by FT Holdings Corporation ll, a wholly-owned subsidiary of the Fund. See Note 1(g).

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities was $1,398,651,220, representing 35.7% of net assets.

dSee Note 9 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At April 30, 2020, the aggregate value of these securities was $92,990,782, representing 2.4% of net assets.

gIncome may be received in additional securities and/or cash.

hThe coupon rate shown represents the rate at period end.

iPrincipal amount is stated in 1,000 Brazilian Real Units.

jSee Note 7 regarding defaulted securities.

kSee Note 1(f) regarding loan participation notes.

lPerpetual security with no stated maturity date.

mSee Note 1(i) regarding senior floating rate interests.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(d).

oSee Note 1(j) regarding Marketplace lending.

pA supranational organization is an entity formed by two or more central governments through international treaties.

qRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(l).

rThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

sPrincipal amount of security is adjusted for inflation. See Note 1(l).

tAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

uThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).

xThe rate shown is the annualized seven-day effective yield at period end.

ySee Note 1(c) regarding joint repurchase agreement.

zThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2020, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Interest Rate Contracts
Australian 3 Yr. Bond	Long	1,173	$89,566,705	6/15/20	$ 535,053
Australian 10 Yr. Bond	Long	261	25,316,282	6/15/20	183,642
Canada 10 Yr. Bond	Long	114	12,236,284	6/19/20	734,556
CME Ultra Long Term U.S. Treasury Bond	Long	60	13,486,875	6/19/20	17,162
Euro-BTP	Long	427	64,845,935	6/08/20	(3,789,330)
Euro-Bund	Long	138	26,374,967	6/08/20	(234,486)
Euro-OAT	Long	558	103,222,760	6/08/20	1,255,258
U.S. Treasury 2 Yr. Note	Long	767	169,069,570	6/30/20	2,405,668
U.S. Treasury 5 Yr. Note	Long	1,430	179,442,656	6/30/20	193,914
U.S. Treasury 10 Yr. Note	Long	1,939	269,642,187	6/19/20	1,799,837
Ultra 10 Yr. U.S. Treasury Note	Long	355	55,746,094	6/19/20	115,577

Total Futures Contracts					$ 3,216,851

*As of period end.

At April 30, 2020, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	JPHQ	Sell	10,000,000	$6,745,200	5/11/20	$228,443	$—
Norwegian Krone	JPHQ	Buy	185,000,000	20,037,649	5/11/20	—	(1,980,417)
Norwegian Krone	JPHQ	Sell	185,000,000	18,172,352	5/11/20	115,120	—
Brazilian Real	JPHQ	Sell	3,778,007	839,714	5/13/20	145,629	—
South African Rand	JPHQ	Buy	200,000,000	13,252,493	5/18/20	—	(2,484,521)
Brazilian Real	JPHQ	Sell	119,495,000	26,917,532	6/02/20	4,992,447	—
Indonesian Rupiah	JPHQ	Sell	190,000,000,000	13,356,766	6/03/20	872,426	—
New Zealand Dollar	JPHQ	Buy	30,600,000	18,260,856	6/17/20	500,090	—
New Zealand Dollar	JPHQ	Sell	30,600,000	18,393,660	6/17/20	—	(367,285)
Turkish Lira	JPHQ	Buy	62,000,000	8,999,202	7/14/20	—	(318,325)
Canadian Dollar	JPHQ	Sell	8,500,000	6,086,275	7/15/20	—	(20,666)
Japanese Yen	CITI	Buy	5,660,032,700	52,700,000	7/16/20	98,779	—
Japanese Yen	CITI	Sell	5,660,032,700	52,677,193	7/16/20	—	(121,586)
Euro	JPHQ	Buy	24,251,524	26,334,609	7/23/20	285,303	—
Euro	JPHQ	Sell	54,746,949	60,905,644	7/23/20	812,144	—
Norwegian Krone	JPHQ	Buy	257,400,000	28,461,094	7/23/20	—	(3,326,417)
Norwegian Krone	JPHQ	Sell	257,400,000	25,255,102	7/23/20	120,425	—
Australian Dollar	DBAB	Sell	3,000,000	1,883,700	7/27/20	—	(71,607)
Australian Dollar	JPHQ	Sell	54,000,000	33,931,850	7/27/20	—	(1,263,673)
Japanese Yen	JPHQ	Buy	6,130,000,000	57,003,901	7/27/20	190,215	—
Canadian Dollar	JPHQ	Sell	23,800,000	16,769,007	7/28/20	—	(330,888)

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	JPHQ	Buy	297,700,000	$12,011,506	7/28/20	$ 170,384	$—
Euro	JPHQ	Sell	23,300,000	26,234,635	8/05/20	651,735	—
Australian Dollar	JPHQ	Sell	29,000,000	17,523,540	8/06/20	—	(1,377,647)
Japanese Yen	JPHQ	Buy	10,580,000,000	101,212,214	8/13/20	—	(2,465,379)
Singapore Dollar	JPHQ	Sell	119,400,000	85,623,622	8/13/20	921,074	—
Chinese Yuan Renminbi	JPHQ	Buy	182,400,000	26,134,426	8/21/20	—	(432,717)
Chinese Yuan Renminbi	JPHQ	Sell	182,400,000	25,906,883	8/21/20	205,174	—
Australian Dollar	JPHQ	Sell	35,100,000	21,388,711	9/08/20	—	(1,487,598)
Japanese Yen	JPHQ	Buy	4,000,000,000	38,266,343	9/14/20	—	(908,902)
Canadian Dollar	JPHQ	Sell	29,000,000	20,941,652	9/15/20	102,771	—
Euro	JPHQ	Sell	136,206,321	153,218,490	9/15/20	3,525,082	—
Norwegian Krone	JPHQ	Buy	417,400,000	41,327,551	9/15/20	—	(565,386)
Norwegian Krone	JPHQ	Sell	417,400,000	40,921,569	9/15/20	159,404	—

Total Forward Exchange Contracts						$ 14,096,645	$(17,523,014)

Net unrealized appreciation (depreciation)							$(3,426,369)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2020, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c,d]
Traded Index
CDX.EM.31	1.00%	Quarterly		6/20/24	$48,700,000	$(4,442,536)	$(1,059,892)	$(3,382,644)	Investment Grade
CDX.EM.32	1.00%	Quarterly		12/20/24	29,400,000	(2,709,838)	(1,124,397)	(1,585,441)	Investment Grade
CDX.NA.HY.33	5.00%	Quarterly		12/20/24	61,250,000	(3,102,042)	87,434	(3,189,476)	Non- Investment Grade
CDX.NA.IG.33	1.00%	Quarterly		12/20/24	68,700,000	576,516	992,953	(416,437)	Investment Grade

Total Centrally Cleared Swap Contracts						$(9,677,900)	$(1,103,902)	$(8,573,998)

OTC Swap Contracts
Contracts to Buy Protection[c]
Single Name
Ally Financial Inc	(5.00)%	Quarterly	JPHQ	12/20/24	$19,800,000	$(2,657,416)	$(3,434,870)	$777,454
Chesapeake Energy Corp	(5.00)%	Quarterly	CITI	6/20/20	910,000	601,915	82,410	519,505

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Buy Protection[c] (continued)
Single Name (continued)
Chesapeake Energy Corp	(5.00)%	Quarterly	JPHQ	6/20/20	$3,650,000	$2,414,273	$368,788	$2,045,485
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	14,200,000	357,073	97,080	259,993
Contracts to Sell Protection[c,d]
Single Name
Government of Argentina	5.00%	Quarterly	CITI	12/20/21	48,600,000	(35,901,882)	(20,941,789)	(14,960,093)	CC
Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	24,700,000	(967,478)	150,031	(1,117,509)	NR
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	14,200,000	(357,073)	(425,711)	68,638	NR
Government of Russia	1.00%	Quarterly	CITI	12/20/24	13,500,000	(332,093)	124,219	(456,312)	BBB-
Traded Index
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	6,850,000	(161,232)	—	(161,232)	Non- Investment Grade
[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	3,300,000	(620,274)	—	(620,274)	Non- Investment Grade
[e]Citibank Bespoke Bogota Index, Mezzanine Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	7,000,000	(149,537)	—	(149,537)	Non- Investment Grade
[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	6,700,000	(1,450,066)	—	(1,450,066)	Non- Investment Grade
[e]Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	8,500,000	(2,313,711)	—	(2,313,711)	Non- Investment Grade
[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	7,000,000	(2,210,802)	(136,475)	(2,074,327)	Non- Investment Grade

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]
OTC Swap Contracts (continued)
Contracts to Sell Protection[c,d] (continued)
Traded Index (continued)
[e,f]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	$4,394,022	$(1,948,968)	$(97,801)	$(1,851,167)	Non- Investment Grade
[e]MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	23,060,000	(28,447)	169,986	(198,433)	Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	9,000,000	(4,666,892)	—	(4,666,892)	Non- Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	9,000,000	(4,180,766)	—	(4,180,766)	Non- Investment Grade

Total OTC Swap Contracts						$(54,573,376)	$(24,044,132)	$(30,529,244)

Total Credit Default Swap Contracts						$(64,251,276)	$(25,148,034)	$(39,103,242)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

fFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

At April 30, 2020, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			3,834,600	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	3,300,000	EUR	$182,814
Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			10,976,000	USD
Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	9,800,000	EUR	280,491

Total Cross Currency Swap Contracts						$463,305

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2020, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/ Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Contracts
Receive Fixed 1.956%	Semi-Annual
Pay Floating 3-month CAD CABA	Semi-Annual	7/17/29	55,000,000	CAD	$3,468,731
Receive Fixed 1.232%	Semi-Annual
Pay Floating 3-month AUD BBSW	Semi-Annual	9/06/29	55,000,000	AUD	1,207,808

Total Interest Rate Swap Contracts					$4,676,539

*In U.S. dollars unless otherwise indicated.

At April 30, 2020, the Fund had the following inflation index swap contracts outstanding. See Note 1(e).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciaton (Depreciation)
Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.913%	At maturity	1/14/29	$44,600,000	$ (2,982,571)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.943%	At maturity	1/15/29	154,400,000	(10,771,426)

Total Inflation Index Swap Contracts				$(13,753,997)

At April 30, 2020, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
OTC Swap Contracts
Long[a]
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	BZWS	6/20/20	$61,400,000	$(1,571,248)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	9/20/20	23,600,000	(2,459,765)

Total Return Swap Contracts						$(4,031,013)

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 10 regarding other derivative information.

See Abbreviations on page 70.

44	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

April 30, 2020

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,224,235,436
Cost - Controlled affiliates (Note 3f and 11)	152,217,419
Cost - Non-controlled affiliates (Note 3f and 11)	52,707,911
Cost - Unaffiliated repurchase agreements	146,368,405

Value - Unaffiliated issuers	$3,821,211,799
Value - Controlled affiliates (Note 3f and 11)	108,077,744
Value - Non-controlled affiliates (Note 3f and 11)	51,683,021
Value - Unaffiliated repurchase agreements	146,368,405
Cash	22,132,861
Receivables:
Investment securities sold	13,827,164
Capital shares sold	2,858,895
Dividends and interest	34,165,349
Deposits with brokers for:
OTC derivative contracts	59,850,000
TBA transactions	280,000
Futures contracts	15,138,143
Centrally cleared swap contracts	36,354,180
Variation margin on futures contracts	1,139,807
OTC swap contracts (upfront payments $1,632,626)	992,514
Unrealized appreciation on OTC forward exchange contracts	14,096,645
Unrealized appreciation on OTC swap contracts	4,134,380
FT Subsidiary deferred tax benefit (Note 1g)	402,876
Other assets	4,947

Total assets	4,332,718,730

Liabilities:
Payables:
Investment securities purchased	319,656,711
Capital shares redeemed	9,102,961
Management fees	1,405,288
Distribution fees	856,730
Transfer agent fees	907,610
Distributions to shareholders	781,601
Variation margin on centrally cleared swap contracts	200,340
OTC swap contracts (upfront receipts $34,912,634)	25,036,646
Unrealized depreciation on OTC forward exchange contracts	17,523,014
Unrealized depreciation on OTC swap contracts	38,231,332
Deferred tax	29,654
Accrued expenses and other liabilities	508,651

Total liabilities	414,240,538

Net assets, at value	$3,918,478,192

Net assets consist of:
Paid-in capital	$4,973,120,950
Total distributable earnings (losses)	(1,054,642,758)

Net assets, at value	$3,918,478,192

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	45

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

April 30, 2020

Franklin Strategic Income Fund

Class A:
Net assets, at value	$2,686,522,868

Shares outstanding	309,912,387

Net asset value per share[a]	$8.67

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.01

Class C:
Net assets, at value	$518,795,070

Shares outstanding	59,845,950

Net asset value and maximum offering price per share[a]	$8.67

Class R:
Net assets, at value	$62,062,761

Shares outstanding	7,189,195

Net asset value and maximum offering price per share	$8.63

Class R6:
Net assets, at value	$133,575,031

Shares outstanding	15,384,645

Net asset value and maximum offering price per share	$8.68

Advisor Class:
Net assets, at value	$517,522,462

Shares outstanding	59,628,404

Net asset value and maximum offering price per share	$8.68

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

46	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the year ended April 30, 2020

Franklin Strategic Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$361,575
Controlled affiliates (Note 3f and 11)	10,090,520
Non-controlled affiliates (Note 3f and 11)	873,446
Interest: (net of foreign taxes)~
Unaffiliated issuers	210,966,706

Total investment income	222,292,247

Expenses:
Management fees (Note 3a)	20,820,947
Distribution fees: (Note 3c)
Class A	7,655,580
Class C	4,149,146
Class R	384,075
Transfer agent fees: (Note 3e)
Class A	4,549,109
Class C	948,256
Class R	114,350
Class R6	83,076
Advisor Class	867,419
Custodian fees (Note 4)	131,446
Reports to shareholders	523,812
Registration and filing fees	167,665
Professional fees	113,545
Trustees’ fees and expenses	59,280
Marketplace lending fees (Note 1j)	62,839
Other	249,757

Total expenses	40,880,302
Expense reductions (Note 4)	(118,120)
Expenses waived/paid by affiliates (Note 3f and 3g)	(1,097,213)

Net expenses	39,664,969

Net investment income	182,627,278

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(15,141,215)
Controlled affiliates (Note 3f and 11)	(10,939,400)
Written options	(5,329,687)
Foreign currency transactions.	(702,107)
Forward exchange contracts.	6,879,987
Futures contracts	8,794,656
Swap contracts	(26,112,477)

Net realized gain (loss)	(42,550,243)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(306,293,367)
Controlled affiliates (Note 3f and 11)	(20,123,738)
Non-controlled affiliates (Note 3f and 11)	(2,248,147)
Translation of other assets and liabilities denominated in foreign currencies	(252,966)
Forward exchange contracts.	(6,744,936)

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the year ended April 30, 2020

Franklin Strategic Income Fund

Futures contracts	(628,709)
Swap contracts	(46,376,083)
Change in FT Subsidiary deferred tax benefit (Note 1g)	(129,138)
Change in deferred taxes on unrealized appreciation	50,711

Net change in unrealized appreciation (depreciation)	(382,746,373)

Net realized and unrealized gain (loss)	(425,296,616)

Net increase (decrease) in net assets resulting from operations	$(242,669,338)

~Foreign taxes withheld on interest	$456,930
#Net of foreign taxes	$20,349

48	Annual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Strategic Income Fund

	Year Ended April 30,

	2020	2019
Increase (decrease) in net assets:
Operations:
Net investment income	$182,627,278	$235,418,024
Net realized gain (loss)	(42,550,243)	(61,378,232)
Net change in unrealized appreciation (depreciation)	(382,746,373)	53,626,529

Net increase (decrease) in net assets resulting from operations	(242,669,338)	227,666,321

Distributions to shareholders:
Class A	(133,707,047)	(138,743,800)
Class C	(25,071,873)	(34,243,715)
Class R	(3,171,248)	(3,918,092)
Class R6	(9,963,217)	(18,669,569)
Advisor Class	(26,896,542)	(38,939,889)

Total distributions to shareholders	(198,809,927)	(234,515,065)

Capital share transactions: (Note 2)
Class A	(141,906,067)	(160,333,285)
Class C	(138,604,206)	(360,085,250)
Class R	(16,035,134)	(19,998,642)
Class R6	(159,106,633)	(123,669,688)
Advisor Class	(33,579,296)	(322,273,887)

Total capital share transactions	(489,231,336)	(986,360,752)

Net increase (decrease) in net assets	(930,710,601)	(993,209,496)
Net assets:
Beginning of year	4,849,188,793	5,842,398,289

End of year	$3,918,478,192	$4,849,188,793

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Annual Report	49

FRANKLIN STRATEGIC SERIES

Notes to Consolidated Financial Statements

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

50	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such

franklintempleton.com	Annual Report	51

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

c. Joint Repurchase Agreement (continued)

agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at year end, as indicated in the Consolidated Statement of Investments, had been entered into on April 30, 2020.

d. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are

52	Annual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated

Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and

franklintempleton.com	Annual Report	53

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e. Derivative Financial Instruments (continued)

appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2020, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

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Franklin Strategic Income Fund (continued)

At April 30, 2020, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss. This loss may be carried back to offset prior year capital gains, subject to carryback limitation rules. If there are no limitations, the carryback will result in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2020, the net assets of FT Subsidiary were $18,478,737, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

j. Marketplace Lending

The Fund invests in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchase all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Consolidated Statement of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any

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Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

j. Marketplace Lending (continued)

deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

k. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2020, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

m. Accounting Estimates

The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Franklin Strategic Income Fund (continued)

n. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended April 30,

	2020		2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	51,808,122	$ 493,501,422	50,096,209	$476,428,245
Shares issued in reinvestment of distributions	13,278,919	125,575,767	13,459,738	127,947,689
Shares redeemed	(80,974,998)	(760,983,256)	(80,356,291)	(764,709,219)

Net increase (decrease)	(15,887,957)	$(141,906,067)	(16,800,344)	$(160,333,285)

Class C Shares:
Shares sold	7,181,894	$ 68,377,407	4,597,179	$43,711,512
Shares issued in reinvestment of distributions	2,436,459	23,072,271	3,342,536	31,796,374
Shares redeemed[a]	(24,298,180)	(230,053,884)	(45,752,627)	(435,593,136)

Net increase (decrease)	(14,679,827)	$(138,604,206)	(37,812,912)	$(360,085,250)

Class R Shares:
Shares sold	1,421,183	$ 13,393,410	1,437,455	$13,630,121
Shares issued in reinvestment of distributions	332,487	3,136,111	405,340	3,838,586
Shares redeemed	(3,490,157)	(32,564,655)	(3,962,132)	(37,467,349)

Net increase (decrease)	(1,736,487)	$ (16,035,134)	(2,119,337)	$(19,998,642)

Class R6 Shares:
Shares sold	5,527,397	$ 52,655,227	10,323,576	$98,464,071
Shares issued in reinvestment of distributions	958,906	9,140,302	1,882,797	17,913,831
Shares redeemed	(23,024,591)	(220,902,162)	(25,303,121)	(240,047,590)

Net increase (decrease)	(16,538,288)	$(159,106,633)	(13,096,748)	$(123,669,688)

Advisor Class Shares:
Shares sold	16,576,637	$ 155,346,108	18,952,628	$180,567,542
Shares issued in reinvestment of distributions	2,676,518	25,356,333	3,899,671	37,096,165
Shares redeemed	(22,833,202)	(214,281,737)	(56,752,457)	(539,937,594)

Net increase (decrease)	(3,580,047)	$ (33,579,296)	(33,900,158)	$(322,273,887)

aMay include a portion of Class C shares that were automatically converted to Class A.

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Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended April 30, 2020, the gross effective investment management fee rate was 0.456% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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Franklin Strategic Income Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$131,891
CDSC retained	$69,879

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2020, the Fund paid transfer agent fees of $6,562,210, of which $2,860,813 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended April 30, 2020, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income
Controlled Affiliates

Franklin Floating Rate Income Fund[a]	$194,101,482	$—	$(54,960,600)	$(10,939,400)	$(20,123,738)	$108,077,744	15,243,688	$10,090,520

Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 0.01%	63,183,777	81,001,417	(93,163,392)	—	—	51,021,802	51,021,802	873,446

Total Affiliated Securities	$257,285,259	$81,001,417	$(148,123,992)	$(10,939,400)	$(20,123,738)	$159,099,546		$10,963,966

aEffective May 31, 2019, Franklin Middle Tier Floating Rate Fund was renamed Franklin Floating Rate Income Fund.

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Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates (continued)

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2020.

Prior to September 1, 2019, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees did not exceed 0.02% based on the average net assets of the class.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended April 30, 2020, these purchase and sale transactions aggregated $1,252,875 and $0, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2020, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At April 30, 2020, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$52,700,821
Long term	513,263,033

Total capital loss carryforwards	$565,963,854

The tax character of distributions paid during the years ended April 30, 2020 and 2019, was as follows:

	2020	2019

Distributions paid from ordinary income	$198,809,927	$234,515,065

At April 30, 2020, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,570,074,349

Unrealized appreciation	$97,752,197
Unrealized depreciation	(618,691,053)

Net unrealized appreciation (depreciation)	$(520,938,856)

Distributable earnings:
Undistributed ordinary income	$10,416,941

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Franklin Strategic Income Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, bond discounts and premiums and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2020, aggregated $5,455,797,045 and $6,110,383,078, respectively.

7. Credit Risk and Defaulted Securities

At April 30, 2020, the Fund had 32.0% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2020, the aggregate value of these securities was $8,605,553, representing 0.2% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2020, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares/ Units	Issuer	Acquisition Date	Cost	Value
331,326	[a] Appvion Operations Inc.	4/12/19	$4,481,262	$6,144,820
125,940,079	[b] K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	977,122	—
12,532,821	[b] K2016470219 South Africa Ltd., B	2/01/17	9,305	—
124,500	[c] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

	Total Restricted Securities (Value is 0.2% of Net Assets)		$5,467,689	$6,144,820

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Franklin Strategic Income Fund (continued)

9. Restricted Securities (continued)

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $4,726,831 as of April 30, 2020.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $12,538 as of April 30, 2020.

cThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $661,219 as of April 30, 2020.

10. Other Derivative Information

At April 30, 2020, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$ 7,240,667	[a]	Variation margin on futures contracts	$ 4,023,816	[a]

	Variation margin on centrally cleared swap contracts	4,676,539	[a]	Variation margin on centrally cleared swap contracts	—

	Unrealized appreciation on OTC swap contracts	463,305		Unrealized depreciation on OTC swap contracts	4,031,013

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	14,096,645		Unrealized depreciation on OTC forward exchange contracts	17,523,014

Credit contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	8,573,998	[a]

	OTC swap contracts (upfront payments)	992,514		OTC swap contracts (upfront receipts)	25,036,646

	Unrealized appreciation on OTC swap contracts	3,671,075		Unrealized depreciation on OTC swap contracts	34,200,319

Inflation contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	13,753,997	[a]

Value recovery instruments	Investments in securities, at value	7,432,730	[b]

Totals		$38,573,475			$107,142,803

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

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Franklin Strategic Income Fund (continued)

For the year ended April 30, 2020, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Year	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Investments	$ (4,838,041)[a]	Investments	$ —

	Written options	1,942,153	Written options	—

	Futures contracts	8,794,656	Futures contracts	(628,709)

	Swap contracts	7,949,479	Swap contracts	(9,313,527)

Foreign exchange contracts	Investments	875,498 [a]	Investments	—

	Forward exchange contracts	6,879,987	Forward exchange contracts	(6,744,936)

Credit contracts	Written options	(7,271,840)	Written options	—

	Swap contracts	(34,061,943)	Swap contracts	(23,308,559)

Inflation contracts	Swap contracts	(13)	Swap contracts	(13,753,997)

Value recovery instruments	Investments	—	Investments	1,026,692 [a]

Totals		$(19,730,064)		$(52,723,036)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the year ended April 30, 2020, the average month end notional amount of futures contracts, swap contracts and options, the average month end contract value for forward exchange contracts and average month end fair value of VRI were as follows:

Futures Contracts	$1,003,989,000
Swap contracts	$641,451,992
Forward exchange contracts	$796,705,466
VRI	$8,414,444
Options	$39,507,692

At April 30, 2020, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$14,096,645	$17,523,014
Swap contracts	5,126,894	63,267,978

Total	$19,223,539	$80,790,992

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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Franklin Strategic Income Fund (continued)

10. Other Derivative Information (continued)

At April 30, 2020, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received	Cash Collateral Received	Net Amount (Not less than zero)
Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BZWS	425,711	(425,711)	—	—	—
CITI	1,608,235	(1,608,235)	—	—	—
DBAB	—	—	—	—	—
GSCO	—	—	—	—	—
JPHQ	17,189,593	(17,189,593)	—	—	—
MSCO	—	—	—	—	—

Total	$19,223,539	$(19,223,539)	$ —	$ —	$ —

At April 30, 2020, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Counterparty
BNDP	$ 781,506	$ —	$ —	$ (780,000)	$ 1,506
BZWS	1,996,959	(425,711)	—	(1,571,248)	—
CITI	45,868,806	(1,608,235)	—	(44,060,000)	200,571
DBAB	71,607	—	—	—	71,607
GSCO	2,459,765	—	—	(2,459,765)	—
JPHQ	20,764,691	(17,189,593)	—	(1,430,000)	2,145,098
MSCO	8,847,658	—	—	(8,847,658)	—

Total	$80,790,992	$(19,223,539)	$ —	$(59,148,671)	$2,418,782

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 70.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

11. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the year ended April 30, 2020, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares/Units Held at End of Year	Dividend Income

Non-Controlled Affiliates
Remington Outdoor Co. Inc.	$2,909,366	$ —	$ —	$ —	$(2,248,147)	$661,219	1,322,439	$ —
Remington Outdoor Co. Inc., Litigation Units	—	—	—	—	—	—	124,500	—

Total Affiliated Securities (Value is —%† of Net Assets)	$2,909,366	$ —	$ —	$ —	$(2,248,147)	$661,219		$ —

†Rounds to less than 0.1% of net assets.

12. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended April 30, 2020, the Fund did not use the Global Credit Facility.

13. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

13. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2020, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$661,219	$—		$661,219
Consumer Services	—	—	122,759		122,759
Energy	980,747	—	2,105,431		3,086,178
Materials	546,533	—	6,144,820		6,691,353
Media & Entertainment	1,083,409	—	11,582		1,094,991
Software & Services	—	—	750,000		750,000
All Other Equity Investments	108,077,744	—	—	[c]	108,077,744
Corporate Bonds:
Capital Goods	—	52,457,028	3,404,098		55,861,126
Retailing	—	549,875	24,852		574,727
Telecommunication Services	—	81,248,128	121,350		81,369,478
All Other Corporate Bonds	—	1,328,085,367	—		1,328,085,367
Senior Floating Rate Interests:
Household & Personal Products	—	542,199	41,728,693		42,270,892
Software & Services	—	5,590,589	19,604,573		25,195,162
All Other Senior Floating Rate Interests	—	126,153,675	—		126,153,675
Marketplace Loans	—	—	6,389,054		6,389,054
Foreign Government and Agency Securities	—	435,461,315	—		435,461,315
U.S. Government and Agency Securities	—	185,064,149	—		185,064,149
Asset-Backed Securities and Commercial Mortgage-Backed Securities:
Diversified Financials	—	961,239,717	14,282,254		975,521,971
All Other Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	4,979,183	—		4,979,183
Mortgage-Backed Securities	—	363,773,464	—		363,773,464
Municipal Bonds	—	178,706,955	—		178,706,955
Escrows and Litigation Trusts	—	60,000	—	[c]	60,000
Short Term Investments	51,021,802	146,368,405	—		197,390,207

Total Investments in Securities	$161,710,235	$3,870,941,268	$94,689,466		$4,127,340,969

Other Financial Instruments:
Futures Contracts	$7,240,667	$—	$—		$7,240,667
Forward Exchange Contracts	—	14,096,645	—		14,096,645
Swap Contracts	—	8,810,919	—		8,810,919

Total Other Financial Instruments	$7,240,667	$22,907,564	$—		$30,148,231

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Other Financial Instruments:
Futures Contracts	$4,023,816	$—	$—	$4,023,816
Forward Exchange Contracts	—	17,523,014	—	17,523,014
Swap Contracts	—	58,708,160	1,851,167	60,559,327

Total Other Financial Instruments	$4,023,816	$76,231,174	$1,851,167	$82,106,157

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity interests.

cIncludes securities determined to have no value at April 30, 2020.

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the year. At April 30, 2020, the reconciliation is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Services	$ 122,759		$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 122,759		$ —
Energy	2		—	—	1,985,626	—	—	—	119,803	2,105,431		119,803
Materials	4,615,489		—	—	—	—	—	—	1,529,331	6,144,820		1,529,331
Media & Entertainment	—		24,605	—	—	—	—	—	(13,023)	11,582		(13,023)
Retailing	96,878		—	—	—	—	—	—	(96,878)	—	[d]	(96,878)
Software & Services	750,000		—	—	—	—	—	—	—	750,000		—
Corporate Bonds:
Capital Goods	—		—	—	3,884,162	—	22,408	—	(502,472)	3,404,098		(502,472)
Retailing	90,006		—	—	—	—	(1,638,145)	—	1,572,991	24,852		1,572,991
Telecommunication Services	—		—	—	121,350	—	—	—	—	121,350		—
Senior Floating Rate Interests:
Household & Personal Products	42,108,964		—	—	—	—	1,328,875	—	(1,709,146)	41,728,693		(1,709,146)
Software & Services	19,883,394		—	—	—	—	235,015	—	(513,836)	19,604,573		(513,836)
Marketplace Loans	—		6,876,562	—	—	—	—	—	(487,508)	6,389,054		(487,508)
Asset-Backed Securities and Commercial Mortgage-Backed Securities:
Diversified Financials	—		—	—	14,282,254	—	—	—	—	14,282,254		—
Escrows and Litigation Trusts	—	[d]	—	—	—	—	—	—	—	—	[d]	—

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

13. Fair Value Measurements (continued)

	Balance at Beginning of Year	Purchases	Sales	Transfer Into Level 3[a]	Transfer Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Total Investments in Securities	$67,667,492	$6,901,167	$ —	$20,273,392	$ —	$ (51,847)	$ —	$ (100,738)	$94,689,466	$ (100,738)

Liabilities:
Other Financial Instruments:
Swap Contracts	$ —	$ —	$ —	$ (1,851,167)	$ —	$ —	$ —	$ —	$ (1,851,167)	$ —

aTransferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks as well as other equity interests.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs for material Level 3 assets and/or liabilities and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2020, are as follows:

Description	Fair Value at End of Year		Valuation Technique	Unobservable Inputs	Amount/ Range (Weighted Averagea)		Impact to Fair Value if Input Increases[b]

Assets:
Investments in Securities:
Equity Investments:
Materials	$ 6,144,820		Discounted cash flow	Weighted average cost of capital	16.8%		Decrease	[c]

				Unlevered free cashflows	$188.4 mil		Increase

				Discount for lack of marketability	20.0%		Decrease	[c]

				Long term growth rate	0.0%		Increase

Senior Floating Rate Interests:
Household & Personal Products	41,728,693		Discounted cash flow	Discount rate	10.2% - 20.8% (13.5%	)	Decrease	[c]

				Free cash flow	$19.5 - $32.1 mil ($28.1 mil	)	Increase	[d]

Software & Services	19,604,573		Discounted cash flow	Discount rate	19.7%		Decrease	[c]

				Free cash flow	$24.5 mil		Increase	[d]

All other investments[e]	27,211,380	[f]

Liabilities:
Other Financial Instruments:
Credit Defaults Swap Contracts[e]	1,851,167

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value but not net assets.

dRepresents a significant impact to fair value and net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at April 30, 2020.

14. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas	AUD	Australian Dollar	ARM	Adjustable Rate Mortgage
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BBSW	Bank Bill Swap Rate
CITI	Citigroup, Inc.	CAD	Canadian Dollar	BTP	Buoni del Tesoro Poliennali
DBAB	Deutsche Bank AG	COP	Colombian Peso	BZDIOVRA	Brazil Cetip DI Interbank Deposit Rate
GSCO	The Goldman Sachs Group, Inc.	DOP	Dominican Peso	CABA	Canada Banker’s Acceptance
JPHQ	JP Morgan Chase & Co.	EUR	Euro	CLO	Collateralized Loan Obligation
MSCO	Morgan Stanley	IDR	Indonesian Rupiah	CME	Chicago Mercantile Exchange
		USD	United States Dollar	CMT	Constant Maturity Treasury Index
		UYU	Uruguayan Peso	CPI	Consumer Price Index
		ZAR	South African Rand	FRN	Floating Rate Note
				GDP	Gross Domestic Product
				GO	General Obligation
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				OAT	Obligation Assumable by the Treasurer
				PIK	Payment-In-Kind
				RDA	Redevelopment Agency/Authority
				SF	Single Family
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index Abbreviation

CDX.EM.Series number	CDX Emerging Markets Index
CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Strategic Series and Shareholders of Franklin Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Franklin Strategic Income Fund and its subsidiary (one of the funds constituting Franklin Strategic Series, referred to hereafter as the “Fund”) as of April 30, 2020, the related consolidated statements of operations for the year ended April 30, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended April 30, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended April 30, 2020 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of April 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended April 30, 2020 and the consolidated financial highlights for each of the five years in the period ended April 30, 2020 indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of April 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

June 17, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	129	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	110	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:
Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	129	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since 2019	129	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); formerly, RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	129	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	129	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	140	None

Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since 2013 and Trustee since 1991	129	None

Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Breda M. Beckerle (1958) 280 Park Avenue New York, NY 10017	Interim Chief Compliance Officer	Since January 2020	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 17 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 24 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Since 2013

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward D. Perks (1970) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Director, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton (since December 2018).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co-Secretary	Vice President since 2011 and Co-Secretary since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN STRATEGIC SERIES

Franklin Strategic Income Fund

(Fund)

At a meeting held on April 7, 2020 (Meeting), the Board of Trustees (Board) of Franklin Strategic Series (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Fund. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and

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Chief Executive Officer of FRI, about goals she has for the company that will benefit the Fund.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended January 31, 2020. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional multi-sector income funds. The Board noted that the Fund’s annualized income return for the three- and five-year periods was below the median of its Performance Universe, but for the one- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed this performance with management and management explained that the Fund’s relative underperformance was due, in part, to a shorter duration profile of its portfolio holdings and a reduced exposure to credit risk. The Board also noted management’s continued enhancements to the Fund’s investment process, which includes a greater role for macroeconomics and incorporates more quantitative techniques to assist with portfolio construction. Given the Fund’s income-oriented investment objective and the considerations noted above, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and Class A shares for each other fund in its Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 10 other multi-sector income funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians and in the first quintile (least expensive) of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability

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report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up-front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Franklin Strategic Income Fund

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301
© 2020 Franklin Templeton Investments. All rights reserved.		194 A 06/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)  (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $337,873 for the fiscal year ended April 30, 2020 and $407,481 for the fiscal year ended April 30, 2019.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $232,351 for the fiscal year ended April 30, 2020 and $204,500 for the fiscal year ended April 30, 2019. The services for which these fees were paid included tax compliance services related to year-end, professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $6,311 for the fiscal year ended April 30, 2020 and $0 for the fiscal year ended April 30, 2019. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $194,566 for the fiscal year ended April 30, 2020 and $36,500 for the fiscal year ended April 30, 2019. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 204-2 and 206-4(2), professional fees in connection with determining the feasibility of a U.S. direct lending structure, for the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, valuation services related to a fair value engagement, benchmarking services in connection with the ICI TA survey, account maintenance project and assets under management certification.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $433,228 for the fiscal year ended April 30, 2020 and $241,000 for the fiscal year ended April 30, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)  (1) Code of Ethics

(a) (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date June 30, 2020

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date June 30, 2020